--------------------------------------------------------------------------------
Description of art work on front cover of report.

Solid blue box covering entire left hand side of cover with the name
WRIGHT INVESTORS'SERVICE in white at top.
-------------------------------------------------------------------------------



                                    THE WRIGHT
                                     MANAGED
                                    BLUE CHIP
                                    INVESTMENT
                                      FUNDS











                                  Annual Report
                                December 31, 1998

                  The Wright Managed Blue Chip Investment Funds
================================================================================


     THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS CONSISTS OF FOUR EQUITY FUNDS FROM THE WRIGHT MANAGED EQUITY TRUST, A MONEY MARKET FUND AND FOUR OTHER FIXED INCOME FUNDS FROM THE WRIGHT MANAGED INCOME TRUST. EACH OF THE NINE FUNDS HAVE DISTINCT INVESTMENT OBJECTIVES AND POLICIES. THEY CAN BE USED SINGLY OR IN COMBINATION TO ACHIEVE VIRTUALLY ANY OBJECTIVE. FURTHER, AS THEY ARE ALL "NO-LOAD" FUNDS (NO COMMISSIONS OR SALES CHARGES), PORTFOLIO ALLOCATION STRATEGIES CAN BE ALTERED AS DESIRED TO MEET CHANGING MARKET CONDITIONS OR CHANGING REQUIREMENTS WITHOUT INCURRING ANY SALES CHARGES. EXCEPT AS NOTED, EACH FUND OFFERS TWO CLASSES OF SHARES DESIGNATED AS INSTITUTIONAL SHARES AND STANDARD SHARES.

                         Approved Wright Investment List

Securities selected for equity portfolios are drawn from investment lists prepared by Wright Investors' Service (Wright) known as The Approved Wright Investment List (AWIL) The Approved Wright Junior Blue Chip List (AWJBCL) and the International Approved Wright Investment List (International AWIL). Companies are selected by Wright as having the highest investment quality among those equity securities which are considered as "investment grade". The corporations may be large or small, exchange traded or over-the-counter, and may include those not currently paying dividends on their shares. Companies are, in the opinion of Wright, soundly financed and have established records of earnings profitability and equity growth. All have established investment acceptance and active, liquid markets for their publicly owned shares.


                                Four Equity Funds

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC) seeks to enhance total investment return of price appreciation plus income by providing active management of equities of well-established companies meeting strict quality standards. Equities selected are limited to those companies on the AWIL whose current operations reflect defined, quantified characteristics which have been determined to offer comparatively superior total investment returns over the intermediate term. The process selects those companies from the AWIL, regardless of size, based on Wright's evaluation of their outlook as described above. Investments are equally weighted.

WRIGHT JUNIOR BLUE CHIP EQUITIES FUND (WJBC). This portfolio seeks to enhance total investment return of price appreciation plus income by providing management of equities of smaller companies still experiencing their rapid growth period. Equity securities selected are limited to those companies on the AWJBCL which consists of smaller companies than those on the AWIL but which meet a higher standard of profitability and growth characteristics.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC) seeks to enhance total investment return of price appreciation plus income by providing management of a broadly diversified portfolio of equities of larger well-established companies meeting strict quality standards. In selecting companies from the AWIL for this portfolio, the Investment Committee of Wright selects, based on quantitative formulae, those companies which are expected to do better over the intermediate term. The quantitative formulae takes into consideration factors such as over/under valuation and compatibility with current market trends. Investments in the portfolio are equally weighted in the selected securities.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC). This is a broadly diversified portfolio of equities of well-established, non-U.S. companies meeting strict quality standards. The portfolio may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts (ADR's) traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment.


                               A Money Market Fund

WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM) seeks a high rate of current income but with added safety that comes from limiting its investments to securities of the U.S. Government and its agencies. There may be an added advantage to investors that reside in states and municipalities that do not tax dividend income from mutual funds investing exclusively in U.S. Government securities. This Fund only offers Standard Shares.


                             Four Fixed-Income Funds

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB) (name changed to Wright U.S. Government Near Term Fund on July 1, 1998) is a diversified portfolio concentrating on bonds and other obligations of the U.S. Government and U.S. Government Agencies with an average weighted maturity of less than five years. This portfolio is designed to appeal to the investor seeking a high level of income that is normally somewhat less variable and normally somewhat higher than that available from short-term money market instruments and who is also tolerant of modest fluctuation in capital (i.e. compared with somewhat greater fluctuation likely with longer term fixed income securities). Dividends are accrued daily and paid monthly.

WRIGHT U.S. TREASURY FUND (WUSTB) is invested in U.S. Treasury bills, notes and bonds, which are guaranteed as to principal and interest by the full faith and credit of the U.S. Government, and which are not expected to be taxable by certain state or municipal governments. Maturities are relatively long. Dividends are accrued daily and paid monthly.

WRIGHT TOTAL RETURN BOND FUND (WTRB) is a diversified portfolio of quality government and corporate bonds and other debt securities of varying maturities which, in the Adviser's opinion, will achieve the portfolio objective of best total return, i.e. the best total of ordinary income plus capital appreciation. Accordingly, investment selections and maturities may differ depending on the particular phase of the interest rate cycle. Dividends are accrued daily and paid monthly. This Fund only offers Standard Shares.

WRIGHT CURRENT INCOME FUND (WCIF) may be invested in a variety of securities and may use a number of strategies to produce a high level of income with reasonable stability of principal. Currently, this portfolio is primarily invested in mortgage Participation Certificates issued by the Government National Mortgage Association (GNMA). GNMA guarantees that the fund will receive timely principal and interest payments. The Fund reinvests all principal payments. Dividends are accrued daily and paid monthly.

                                TABLE OF CONTENTS
================================================================================


              Investment Objectives ......................Inside Front Cover

              Management Discussion.....................................   2

              Performance Graphs........................................   7

              Dividend Distributions....................................  11



              FINANCIAL STATEMENTS
       -------------------------------------

              Wright Managed Equity Trust
                  Statements of Assets and Liabilities..................  16
                  Statements of Operations..............................  18
                  Statements of Changes in Net Assets...................  19
                  Financial Highlights..................................  21
                  Notes to Financial Statements.........................  26

              Wright Managed income Trust
                  Statements of Assets and Liabilities................... 31
                  Statements of Operations............................... 33
                  Statements of Changes in Net Assets.................... 35
                  Financial Highlights................................... 37
                  Notes to Financial Statements.......................... 43

              Wright Blue Chip Master Portfolio trust
                  Statements of Assets and Liabilities................... 49
                  Statements of Operations............................... 51
                  Statements of Changes in Net Assets.................... 53
                  Supplementary Data..................................... 56
                  Notes to Financial Statements.......................... 58


              PORTFOLIOS
     ----------------------------

                  Wright Major Blue Chip Equities Fund (WMBC)............ 63
                  Wright Total Return Bond Fund (WTRB)................... 65
                  Wright U.S. Treasury Money Market Fund (WTMM).......... 67
                  Wright Selected Blue Chip Equities Portfolio (WBC)..... 68
                  Wright Junior Blue Chip Equities Portfolio (WJBC)...... 70
                  Wright International Blue Chip Equities Portfolio (WIBC)72
                  Wright U.S. Government Near Term Portfolio (WNTB).......75
                  Wright U.S. Treasury Portfolio (WUSTB)..................76
                  Wright Current Income Portfolio (WCIF)..................77

                            LETTER TO SHAREHOLDERS
================================================================================



                                                        February 1999


Dear Shareholders:

     The year 1998 will go down in stock market history for its volatility and for the huge performance disparities between big stocks, which generally did well, and smaller ones, which mostly lagged. Investor sentiment ranged over the spectrum from euphoria to despair during 1998: the third quarter was the worst quarter for the world's stock markets since 1990; in the fourth quarter, stock prices came back strongly. Some well-timed interest rate cuts by the Federal Reserve helped to stem last autumn's flight from stocks. European stocks took their cue from the U.S. in 1998, rising broadly; stocks in Asia rallied in the fourth quarter but generally not enough to make up for losses over the first nine months of the year. Bonds had a flat fourth quarter but respectable gains for all of 1998.

     The U.S. economy continues to sail along at a good clip, with consumers showing little concern over international economic difficulties. U.S. manufacturing has been the one sector affected by the Asian recession, with factories shedding nearly 300,000 jobs over the past nine months. Service-producing industries, on the other hand, have created 2 1/2 million new jobs over this period, maintaining the strong positive trend in personal income. Consumer confidence remains high, although a sell-off in the stock market or renewed global financial strains could cause spending to slow. At this stage, though, it appears more likely that the U.S. economy will lend support to the struggling economies of the world in 1999, rather than being dragged down to their levels. Some slowing in economic growth is almost certainly coming, but Wright still forecasts real GDP growth of better than 2%, with inflation staying low, in 1999.

     Wild swings in investment sentiment - from July's heady optimism to the despair of August back to renewed bullishness in January 1999 - point up a new volatility in U.S. stocks. From 1991 to the middle of 1997, the U.S. stock market was a model of stability, sensibility and low volatility. But over the past 18 months, stock market fluctuations have been growing steadily. Since last August, as stock prices have regained momentum, investor confidence has grown into what appeared to be full-blown euphoria in early 1999. The breadth of the rally hasn't exactly been inspiring, however; the advance has become more and more concentrated in technology and speculative internet stocks.

     Investment fundamentals remain reasonably positive today, but one cannot help wonder if they are so good as to warrant the highest P/E multiples in history. Stocks may be setting themselves up for a retreat, while top-grade bond holdings offer a measure of stability and value to portfolios that could come in handy should stock prices correct to more normal levels. There are any number of good quality stocks that are still priced at reasonable values, and investors should be well rewarded by such holdings over the next several years. But in the short run, the potential for a reversal in stock prices appears to be high, particularly for today's high-flying market leaders.

     As always, it should be understood that past performance does not guarantee future results and that investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investing internationally entails additional risks, such as currency fluctuations and potential political instability. The paragraphs on the following pages discuss the various economic, political and market factors affecting the investment performance of the Wright Equity and Fixed-Income Funds during 1998 and prospects for the period ahead.

                                                Sincerely,

                                            /s/ Peter M. Donovan

                                                Peter M. Donovan
                                                President

                              MANAGEMENT DISCUSSION
================================================================================


EQUITY FUNDS
-------------
     THE NEARLY YEAR-LONG INVESTIGATION OF PRESIDENT CLINTON, CULMINATING IN HIS IMPEACHMENT DURING THE FOURTH QUARTER, PROVIDED AN UNCERTAIN POLITICAL BACKDROP FOR THE STOCK MARKET DURING 1998. AT THE SAME TIME, FINANCIAL CRISIS IN RUSSIA AND BRAZIL, ON TOP OF ONGOING ECONOMIC WEAKNESS IN JAPAN, CONTRIBUTED TO MARKET VOLATILITY. CONTRARY TO EXPECTATIONS OF AN EXPORT-RELATED SLOWDOWN, HOWEVER, THE U.S. ECONOMY HAS CONTINUED TO EXPAND AT A ROBUST RATE. FOR ALL OF 1998, REAL GDP GREW BY 4%, MATCHING THE STRONG GROWTH OF 1996 AND 1997.

     THE REMARKABLE RESILIENCE OF THE U.S. ECONOMY PROBABLY MEANS THAT CORPORATE PROFITS WILL RECOVER MODESTLY IN 1999, AFTER A RELATIVELY DISAPPOINTING 1998. INFLATION IS FORECAST TO REMAIN UNDER CONTROL IN THE COMING YEAR, AND THE FEDERAL RESERVE WILL PROBABLY MAINTAIN A STEADY INTEREST RATE POLICY. STOCK PRICE/EARNINGS MULTIPLES ARE HISTORICALLY HIGH, SUGGESTING THAT EQUITY RETURNS WILL BE MORE MODEST IN 1999 THAN THEY HAVE BEEN OVER THE PAST FOUR YEARS.


                                               1998     1998    1997     1996     1995     1994    1993     1992     1991
  Total Return                                  Q4      Year    Year     Year     Year     Year    Year     Year     Year
------------------------------------------------------------------------------------------------------------------------------

  Selected Blue Chips (WBC)                    18.8%     0.1%    32.7%   18.6%    30.3%    -3.5%     2.1%     4.7%   36.0%
  Major Blue Chips (WMBC)                      23.8%    20.4%    33.9%   17.6%    29.0%    -0.7%     1.0%     8.0%   38.9%
  Junior Blue Chips (WJBC)                     14.8%    -4.9%    28.9%   17.5%    20.5%    -2.8%     7.9%     3.3%   37.0%
  Int'l Blue Chips (WIBC)
     Standard Shares                           16.9%     6.1%     1.5%   20.7%    13.6%    -1.6%    28.2%    -3.9%   17.2%
     Institutional Shares                      17.2%     7.5%    -6.4%*     -        -        -        -        -       -
-------------------------------------------------------------------------------------------------------------------------------

  *: For the period from July 7, 1997 (start of business) to December 31, 1997.


WRIGHT SELECTED BLUE CHIP EQUITIES FUND

     The Wright Selected Blue Chip Fund (WSBC) had a total return of 18.8% in the fourth quarter of 1998. The WSBC's fourth-quarter gain was close to the 18.6% total return earned by the NYSE Composite but lagged the 23.1% return reported by the Lipper average of equity growth funds. Over all of 1998, the WSBC Fund was virtually break-even in total return, while the Lipper average returned 22.9% and the NYSE returned 18.5%.

     The domination of a relatively few large-cap and internet stocks was the story of the stock market and the laggard performance of the WSBC during 1998. Wright's strict quality standards preclude investing in speculative issues - such as internet stocks with no or poor earnings history. Additionally, many of the big-cap stocks that dominated the performance of the major stock market averages last year have risen to exorbitant P/E levels.

     In the fourth quarter, underweighting in electronics, communications and retail stocks hampered the WSBC, although the individual securities in these groups selected for the Fund did well. Overweighting in the chemical, metal products and utility industries also hurt. A big positive for the WSBC Fund in the fourth quarter was its underweighting in energy stocks, which were weak in the quarter; a strong performance by the recreation companies in the Fund also helped results.

     In the past, periods of stock market dominance by a few issues (e.g., the "nifty fifty" of the early 1970s) have been followed by periods in which overpriced market favorites correct to more reasonable values. Wright believes that the high-quality, reasonably priced issues held in the WSBC are likely to fare better than the overpriced stock market leaders over the next couple years. The WSBC ended 1998 holding stocks with an average P/E multiple of 14 times expected year-ahead earnings, just half the valuation of the S&P 500 Composite. This dramatic undervaluation has developed despite the fact that the earnings growth expected for the WSBC stocks is as good or better than that for the S&P 500 over the next year and the next five years.

WRIGHT JUNIOR BLUE CHIP EQUITIES FUND

     After outperforming the Value Line 1600-stock Composite handily in 1997, the Wright Junior Blue Chip Fund (WJBC) lagged in 1998, slipping 4.9% for the year compared with a loss of 1.1% for the Value Line benchmark and an 18.5% advance for the NYSE Composite. In the fourth quarter of 1998, small stock returns once again lagged big-stock returns. The Wright Junior Blue Chip Fund
(WJBC) rose 14.8% in the quarter, in line with the 14.9% return on the Value Line Composite but behind the 18.6% return of the NYSE Composite.

     The WJBC Fund lagged in the fourth quarter primarily due to the strong performance of high-technology issues during this period; WJBC has only about half the weight in this group as the market averages. Additionally, overweighting in auto and paper stocks hurt the WJBC performance. On the other hand, underweighting in energy stocks helped WJBC's results, as did its relatively large positions in apparel and retail companies. Many of the high-tech stocks that led the market's advance during 1998 have become quite a bit overvalued, while the stocks in the WJBC Fund average a P/E multiple of 14 times year-ahead earnings, half the S&P 500's P/E.


WRIGHT MAJOR BLUE CHIP EQUITIES FUND

     The Wright Major Blue Chip Fund (WMBC) returned 23.8% in the fourth quarter of 1998, exceeding the returns earned by the NYSE Composite (18.6%) and the Lipper average of equity growth funds (23.1%). For all of 1998, the WMBC Fund, which invests in the larger issues on the Approved Wright Investment List, returned 20.4%, slightly behind the Lipper average's 22.9% but ahead of the NYSE's 18.5% return.

     The WMBC's strong showing in the fourth quarter owes a lot to its overweighting and favorable stock selection in the retail industry. An underweight position in the oil and gas sector also helped. Weakness in some of the Fund's machinery and equipment stocks and an underweighting in communications stocks hurt.

     In the fourth quarter, the WMBC was able to perform well despite a below-average market cap (about $12 billion versus the S&P 500's $60 billion) and the fact that it holds few of the speculative high-tech issues that caught investor fancy late in the year. Going forward, as 1998's market favorites come back to earth, the WMBC stands to benefit from its relatively attractive valuation of 20 times year-ahead earnings - only about two-thirds of the S&P 500's year-ahead P/E.


WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

     The Wright International Blue Chip Fund (WIBC) Standard and Institutional Shares earned a 16.8% and 17.2% total return, respectively, in the fourth quarter of 1998, behind the 20.3% advance for the FT/S&P Actuaries World ex U.S. index. Over the 12 months of 1998, WIBC Standard and Institutional Shares returned 6.1% and 7.5%, respectively, as compared with 16.2% for the FT/S&P World ex U.S. index. Although lagging in 1998, WIBC topped the benchmark return in the each of the prior two years, and since its inception 9 1/4 years ago, WIBC has posted a 7.9% compound annual rate of return compared with 5.0% for the FT/S&P World ex U.S. index.

     Most of the WIBC underperformance in the fourth quarter can be attributed to its underweighted position in Japan, where dollar-denominated returns were boosted by the strong yen. A lagging performance by WIBC's U.K. holdings also hurt results. In the quarter, the Fund got good performance from its electronic and financial stocks and from its Canadian holdings. Overweight positions in such strong markets as the Netherlands, Finland, Spain and France also helped.

     As with the U.S., international markets face a lot of uncertainties in 1999. In Europe, the introduction of the euro has been relatively smooth, but the potential for temporary dislocations adds to the risks posed by high equity valuations and slowing economic growth. The worst may be over in Asia, but there is a long way to go before its economies are again healthy. And now Brazil's currency and debt problems are likely to cast a shadow on global markets for some time to come. More volatility is undoubtedly in store for international stock markets in 1999.

FIXED-INCOME FUNDS

     FOR ALL OF 1998,  TREASURY  BOND  YIELDS  DECLINED  AN  AVERAGE OF 90 BASIS
POINTS ALONG THE LENGTH OF THE YIELD CURVE. THIS PRODUCED LONG-TERM T-BOND RETURNS OF CLOSE TO 13% LAST YEAR, AND RETURNS ON INTERMEDIATE-TERM TREASURIES GOT CLOSE TO DOUBLE-DIGIT TERRITORY. WITH RISK AVERSION A DRIVING FORCE IN BONDS DURING 1998, CORPORATE BONDS, HIGH-YIELD BONDS AND EMERGING MARKET DEBT DID NOT FARE AS WELL AS TREASURIES; INVESTMENT-GRADE U.S. CORPORATES RETURNED ABOUT 9%, WHILE JUNK BONDS MANAGED ONLY A 4% RETURN.

     THE FOURTH QUARTER OF 1998 SAW THE U.S. BOND MARKET GIVE BACK SOME OF ITS BIG THIRD-QUARTER GAINS. AS INTEREST RATE CUTS BY THE FEDERAL RESERVE RESTORED INVESTOR CONFIDENCE, THE RENEWED APPEAL OF RISKIER ASSETS DREW FUNDS FROM U.S. TREASURY BONDS. THE QUARTER'S MODEST BACK-UP IN YIELDS WAS NOT ENOUGH TO KEEP 1998 FROM BEING A GOOD YEAR FOR BONDS. WRIGHT BELIEVES THAT INTEREST RATES WILL MOVE IRREGULARLY LOWER THIS YEAR. AS THE NEW YEAR BEGAN, DEFLATIONARY FORCES IN MUCH OF THE WORLD WERE KEEPING INFLATION UNDER CONTROL. WHAT'S MORE, THE U.S. ECONOMY ITSELF IS LIKELY TO SLOW BEFORE LONG. LOWER INTEREST RATES IN EUROPE AND THE TRANSFORMATION OF U.S. BUDGET DEFICITS INTO SURPLUSES ARE ALSO GOOD NEWS FOR BONDS. FEDERAL RESERVE MONETARY POLICY IS SOMEWHAT OF A QUESTION MARK FOR 1999. LATE IN 1998, THE FED SHIFTED TO A NEUTRAL POLICY STANCE FROM ITS PREVIOUS BIAS TOWARDS MONETARY EASE. THERE IS EVEN A CHANCE THAT THE FED COULD TIGHTEN - IN SUPPORT OF A FALLING DOLLAR, FOR EXAMPLE. WITH ANY RENEWAL OF WEAKNESS IN FINANCIAL MARKETS OR SIGNS THAT ASIA'S RECESSION THREATENS TO BRING THE EIGHT-YEAR U.S. EXPANSION TO AN END, THE 30-YEAR TREASURY BOND YIELD SHOULD HIT 4.5% SOMETIME IN 1999.


                                               1998     1998    1997     1996     1995     1994    1993     1992     1991
  Total Return                                  Q4      Year    Year     Year     Year     Year    Year     Year     Year
-----------------------------------------------------------------------------------------------------------------------------

  U.S. Treasury Money Mkt (WTMM)                1.2%     4.7%     4.8%    4.9%     5.3%     3.6%     2.5%     3.3%    n.a.
  U.S. Gov't Near-Term Bonds (WNTB)             0.4%     6.0%     5.9%    3.9%    11.9%    -3.1%     8.0%     6.3%   13.1%
  U.S. Treasury Bonds (WUSTB)                  -0.6%    10.0%     9.1%   -1.2%    28.2%    -8.7%    15.9%     7.1%   17.6%
  Total Return Bonds (WTRB)                    -0.3%     9.6%     9.3%    0.9%    22.0%    -6.6%    11.0%     7.1%   15.4%
  Current Income (WCIF)
     Standard Shares                            0.5%     6.5%     8.6%    4.3%    17.5%    -3.3%     6.6%     6.7%   15.3%
     Institutional Shares                       0.7%     6.6%     4.4%*     -        -        -        -        -       -
------------------------------------------------------------------------------------------------------------------------------

  *: For the period from July 7, 1997 (start of business) to December 31, 1997.



WRIGHT U.S. TREASURY MONEY MARKET FUND

     For the final quarter of 1998,  the Wright U.S.  Treasury Money Market Fund
(WTMM) earned a total return of 1.1%, bringing to 4.7% its total return for all of 1998. Comparable results for the average Treasury money market fund were 1.1% and 4.8%. At December 31, 1998, the WTMM had an average maturity of around 79 days; 12 months earlier, it was 83 days. Rates on 90-day T-bills increased 12 basis points in the fourth quarter; for all of 1998, bill rates declined 88 basis points (to 4.5% on a coupon equivalent basis).

     Three quarter-point reductions in the federal funds rate in the fourth quarter might ordinarily have brought T-Bill rates lower; but with Fed easing, fears of a global credit crunch subsided and yields edged higher. As 1999 begins, signs of a robust U.S.

economy and a frothy stock market reduce the likelihood of further interest rate cuts by the Fed - barring a collapse in Brazil or some other global calamity. At the same time, no big upside move in rates is expected; money market returns will probably remain in the 4.5% to 5% range this year.


WRIGHT U.S. GOVERNMENT NEAR TERM FUND

     The Wright U.S. Government Near-Term Fund (WNTB) had a total return of 0.4% in the fourth quarter of 1998, slightly better than the 0.3% return estimated for the Morningstar government near-term bond fund average but behind the 1.1% earned on 90-day T-bills for the quarter. Effective July 1, 1998, the WNTB began investing in U.S. government agency issues - in addition to its original mandate in Treasury securities. By December 31, with a widening in spreads over Treasury securities, agency issues grew to 28% of portfolio holdings.

     For all of 1998, the WNTB Fund earned a total return of 6.0%, as compared with 6.6% for the Morningstar average of government near-term bond funds and 4.9% for 90-day Treasury bills. The WNTB had an average duration of 1.8 years at year-end 1998, the same as one year earlier. The Fund's average yield to maturity was 4.8% at December 31, versus 5.6% 12 months earlier.



WRIGHT U.S. TREASURY FUND

     The Wright U.S. Treasury Fund (WUSTB), which invests strictly in U.S. Treasury issues, had a 0.6% decline during the fourth quarter, as bond yields edged slightly higher over the final three months of 1998. Nevertheless, for the entire year, the WUSTB Fund earned a 10.0% total return as intermediate- and long-term Treasury bond yields declined roughly 90 basis points.

     WUSTB's 1998 results were significantly better than the 5.6% total return of the Lipper fixed-income fund average and about 50 basis points ahead of the 9.5% return indicated by the Lehman government/corporate bond average. Long-term Treasury bonds were the star sector of the U.S. bond market last year, benefiting as 1) investors spooked by the Asian/Russian/Brazilian crisis sought the safety of U.S. Treasuries and 2) long-term interest rates fell nearly one percentage point. Because of its above-benchmark duration (5.7 years versus 5.6 years for Lehman's government/corporate average), WUSTB Fund's fourth-quarter return trailed the market and the average bond fund slightly in the fourth quarter. The Fund's yield to maturity fell to 4.9% from 5.8% during 1998.



WRIGHT TOTAL RETURN BOND FUND

     During 1998, a year of rising global financial tensions, the Wright Total Return Bond Fund (WTRB) benefited from the high-quality of its holdings: U.S. Treasury bonds (44% of assets at 12/31/98), high-grade corporates (32%), government agency issues (16%) and mortgage-backed securities (8%). The slightly longer-than-benchmark duration of holdings also aided 1998 performance, as bond yields fell. WTRB Fund had a 9.6% total return for the 12 months of 1998. During the fourth quarter, credit market pressures abated and yields edged higher, causing WTRB to lose 0.3%.

     For the full year, WTRB's 9.6% return edged out the 9.5% return for the Lehman government/corporate bond average and easily outdistanced the 5.6% return of the Lipper fixed-income fund composite. WTRB Fund's slight loss for the fourth quarter trailed the Lipper average fund return of 0.6% and the Lehman government/corporate index's 0.1% return. At year-end, the yield to maturity on the WTRB was 5.3%, down from 6.0% 12 months earlier. The Fund's average duration was 6.0 years, as compared with 6.2 years at December 31, 1997.



WRIGHT CURRENT INCOME FUND

The Wright Current Income Fund (WCIF) invests in Ginnie Mae securities (mortgage-based securities backed by the U.S. government). Standard and Institutional shares of the Fund had 0.5% and 0.7% returns, respectively, in the fourth quarter of 1998, bringing the full-year returns to 6.5% and 6.6%, respectively, for Standard and Institutional Shares; returns for the Morningstar government mortgage fund average were 0.3% and 6.3% for the same periods.

Liquidity concerns and a rise in prepayment risk caused mortgage-backed issues to underperform Treasury bonds last year. In the fourth quarter, the reverse was true: Federal Reserve easing reduced liquidity concerns in the credit markets, causing mortgage spreads with Treasuries to narrow and leading to better-than-Treasury performance for mortgages. At year-end 1998, the WCIF Fund's average duration was estimated to be 3.9 years; the indicated annual yield for this fund was 6.4%.


U.S. SECURITIES MARKETS -------------------------------------------------------

The Dow Jones Industrial Average chart shows the point changes in the average which consists of 30 major NYSE industrial companies and is a price-weighted arithmetic average, with the divisor adjusted for stock splits. The yield chart shows the basis point changes in the U.S. Treasury bond which is the benchmark U.S. Treasury bond with a maturity of 30 years.

The following plotting points are used for comparison in the mountain charts.


       Date           Dow Jones           U.S. 30 Year
                   Industrial Average   Treasury Bond Yield

      12/31/90         2633.66               8.25%
      12/31/91         3168.83               7.40%
      12/31/92         3301.11               7.40%
      12/31/93         3754.09               6.35%
      12/31/94         3834.44               7.88%
      12/31/95         5117.12               5.95%
      12/31/96         6448.27               6.64%
      12/31/97         7908.25               5.92%
      12/31/98         9181.43               5.09%
--------------------------------------------------------------------------------

                                    IMPORTANT

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The Total Investment Return is the percent return of an initial $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. Lipper Growth Fund is an average of 1,139 equity growth funds. NYSE is the average of all the equities on the New York Stock Exchange. Value Line Stock Index is a broad equity index compiled by Value Line. FT World ex U.S. Index refers to the FT/S&P Actuaries World excluding the United States index of 1,679 equity securities compiled by The Financial Times Limited, Goldman, Sachs & Co., and Standard & Poor's in conjunction with the Institute of Actuaries & the Faculty of Actuaries. Lipper Fixed Income Funds is the average of 2,013 fixed income funds. Morningstar Government (1-5) is an average of 127 general government funds with average maturities of one to five years. The investment results of Funds with less than 10 years are shown from the first month-end since the Fund's inception for comparison with other averages.
                           ------------------------------

WRIGHT MANAGED EQUITY TRUST

WRIGHT SELECTED BLUE CHIP EQUITIES FUND
Growth of $10,000 invested 12/31/88 through 12/31/98

                                             Annual Total Return
                                       Lst 1 Yr     Lst 5 Yrs     Lst 10 Yrs
Wright Selected Blue Chip Equities Fund   0.1%         14.7%         13.2%
Lipper Growth Funds                      22.9%         18.6%         16.3%
NYSE                                     18.5%         20.9%         17.6%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT SELECTED BLUE CHIP EQUITIES FUND on 12/31/88 would have grown to $34,684 by December 31, 1998

The following plotting points are used for comparison in the total investment return mountain chart.

  Date          Wright Selected    Lipper Equity   NYSE
                 Blue Chip Fund     Growth Fund    Index

12/31/88          $10,000              $10,000    $10,000
12/31/89          $12,457              $12,561    $12,928
12/31/90          $12,045              $11,868    $12,434
12/31/91          $16,380              $16,140    $16,344
12/31/92          $17,152              $17,395    $17,657
12/31/93          $17,506              $19,246    $19,604
12/31/94          $16,890              $18,833    $19,581
12/31/95          $22,013              $24,632    $26,410
12/31/96          $26,102              $29,368    $32,197
12/31/97          $34,637              $36,728    $42,777
12/31/98          $34,684              $45,124    $50,708

-------------------------------------------------------------------------------
WRIGHT MANAGED EQUITY TRUST

WRIGHT  JUNIOR  BLUE CHIP  EQUITIES  FUND
 Growth of $10,000  invested  12/31/88 through 12/31/98

                                             Annual Total Return
                                      Lst 1 Yr     Lst 5 Yrs       Lst 10 Yrs
Wright Junior Blue Chip Equitie Fund   -4.9%        11.1%           10.3%
Value Line Stock Index                 -1.0%        11.6%           10.2%
NYSE                                   18.5%        20.9%           17.6%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT JUNIOR BLUE CHIP EQUITIES FUND on 12/31/88 would have grown to $26,652 by December 31, 1998.

The following plotting points are used for comparison in the total investment return mountain chart.

     Date      Wright Junior    Value Line      NYSE
              Blue Chip Fund    Stock Index    Index

   12/31/88      $10,000          $10,000      $10,000
   12/31/89      $11,561          $11,489      $12,928
   12/31/90      $10,335           $9,081      $12,434
   12/31/91      $14,157          $12,009      $16,344
   12/31/92      $14,621          $13,330      $17,657
   12/31/93      $15,780          $15,265      $19,604
   12/31/94      $15,347          $14,870      $19,581
   12/31/95      $18,495          $18,338      $26,410
   12/31/96      $21,737          $21,462      $32,197
   12/31/97      $28,024          $26,712      $42,777
   12/31/98      $26,652          $26,428      $50,708

--------------------------------------------------------------------------------

WRIGHT MANAGED EQUITY TRUST

WRIGHT MAJOR BLUE CHIP EQUITIES FUND
Growth of $10,000 invested 12/31/88 through 12/31/98

                                                   Annual Total Return
                                         Lst 1 Yr     Lst 5 Yrs       Lst 10 Yrs
Wright MAJOR BLUE CHIP Equities Fund       20.4%        19.4%           16.0%
Lipper Growth Funds                        22.9%        18.6%           16.3%
NYSE                                       18.5%        20.9%           17.6%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT MAJOR BLUE CHIP EQUITIES FUND on 12/31/88 would have grown to $43,960 by December 31, 1998.

The following plotting points are used for comparison in the total investment return mountain chart.

    Date     Wright Major Blue   Lipper Equity      NYSE
                Chip Fund        Growth Funds      Index

  12/31/88      $10,000            $10,000       $10,000
  12/31/89      $12,302            $12,561       $12,928
  12/31/90      $11,947            $11,868       $12,434
  12/31/91      $16,594            $16,140       $16,344
  12/31/92      $17,925            $17,395       $17,657
  12/31/93      $18,104            $19,246       $19,604
  12/31/94      $17,972            $18,833       $19,581
  12/31/95      $23,182            $24,632       $26,410
  12/31/96      $27,270            $29,368       $32,197
  12/31/97      $36,504            $36,728       $42,777
  12/31/98      $43,960            $45,124       $50,708

--------------------------------------------------------------------------------

WRIGHT MANAGED EQUITY TRUST

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND - STANDARD SHARES
Growth of $10,000 invested 9/30/89* through 12/31/98

                                           Annual Total Return
                                       Lst 1 Yr  Lst 5 Yrs   Since Incept*
Wright Int'l Blue Chip Equities Fund -
  Standard Shares                       6.1%        7.8%          7.9%
FT World Ex U.S. Index                 16.2%        8.3%          5.0%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT INT'L BLUE CHIP EQUITIES FUND on 9/30/89 would have grown to $20,148 by December 31, 1998.

The following plotting points are used for comparison in the total investment return mountain chart.

     Date       Wright Int'l Blue Chip   FT World Ex U.S.
                   Equities Fund               Index


   09/30/89           $10,000                $10,000

   12/31/89           $10,312                $10,490
   12/31/90            $9,599                 $8,064
   12/31/91           $11,251                 $9,138
   12/31/92           $10,807                 $7,944
   12/31/93           $13,858                $10,507
   12/31/94           $13,631                $11,386
   12/31/95           $15,486                $12,575
   12/31/96           $18,696                $13,393
   12/31/97           $18,983                $13,500
   12/31/98           $20,148                $15,682

--------------------------------------------------------------------------------

WRIGHT MANAGED EQUITY TRUST

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND - INSTITUTIONAL SHARES
 Growth of $10,000 invested 7/31/97* through 12/31/98

                                        Annual Total Return
                                     Lst 1 Yr         Since Incept*
Wright Int'l Blue Chip Equities Fund    7.5%             1.5%
FT World Ex U.S. Index                 16.2%             2.4%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT INT'L BLUE CHIP EQUITIES FUND on 7/31/97 would have grown to $10,211 by December 31, 1998.

The following plotting points are used for comparison in the total investment return mountain chart.

      Date       Wright Int'l Blue Chip  FT World Ex U.S.
                     Equities Fund           Index


   07/31/97             $10,000              $10,000

   12/31/97              $9,495               $8,903
   12/31/98             $10,211              $10,343

--------------------------------------------------------------------------------

WRIGHT MANAGED INCOME TRUST

WRIGHT U.S. GOVERNMENT NEAR TERM FUND
Growth of $10,000 invested 12/31/88 through 12/31/98

                                              Annual Total Return
                                    Lst 1 Yr    Lst 5 Yrs      Lst 10 Yrs
Wright U.S. Government
   Near Term Fund                     6.0%        4.8%           7.0%
Lehman Gov't/Corp Index               9.5%        7.3%           9.3%
Morningstar Gov't(1-5 Yrs)Funds       6.3%        5.0%           6.9%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT U.S.GOVERNMENT NEAR TERM FUND on 12/31/88 would have grown to $19,753 by December 31, 1998.

The following plotting points are used for comparison in the total investment return mountain chart.

      Date       Wright U.S. Government Lehman Gov't/Corp  Morningstar Gov't
                 Near Term Bond Fund         Index           (1-5 Yrs) Funds

   12/31/88           $10,000               $10,000             $10,000
   12/31/89           $11,117               $11,424             $11,080
   12/31/90           $12,032               $12,370             $12,033
   12/31/91           $13,606               $14,364             $13,610
   12/31/92           $14,457               $15,453             $14,367
   12/31/93           $15,607               $17,158             $15,246
   12/31/94           $15,124               $16,556             $14,934
   12/31/95           $16,929               $19,742             $16,635
   12/31/96           $17,596               $20,315             $17,170
   12/31/97           $18,639               $22,297             $18,325
   12/31/98           $19,753               $24,410             $19,480

--------------------------------------------------------------------------------

WRIGHT MANAGED INCOME TRUST

WRIGHT U.S. TREASURY FUND
Growth of $10,000 invested 12/31/88 through 12/31/98

                                        Annual Total Return
                                Lst 1 Yr      Lst 5 Yrs         Lst 10 Yrs
Wright U.S. Treasury Fund        10.0%          6.8%               9.6%
Lehman Gov't/Corp Index           9.5%          7.3%               9.3%
Lipper Fixed Income Fund          5.6%          6.0%               7.9%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT U.S. TREASURY FUND on 12/31/88 would have grown to $25,016 by December 31, 1998.

The following plotting points are used for comparison in the total investment return mountain chart.

    Date      Wright U.S.    Lehman Gov't/Corp    Lipper Fixed
             Treasury Fund        Index           Income Funds

  12/31/88      $10,000          $10,000            $10,000
  12/31/89      $11,626          $11,424            $10,945
  12/31/90      $12,362          $12,370            $11,409
  12/31/91      $14,533          $14,364            $13,485
  12/31/92      $15,560          $15,453            $14,541
  12/31/93      $18,035          $17,158            $15,950
  12/31/94      $16,480          $16,556            $15,431
  12/31/95      $21,124          $19,742            $17,776
  12/31/96      $20,857          $20,315            $18,610
  12/31/97      $22,752          $22,297            $20,222
  12/31/98      $25,016          $24,410            $21,357

--------------------------------------------------------------------------------

WRIGHT MANAGED INCOME TRUST

WRIGHT TOTAL RETURN BOND FUND
Growth of $10,000 invested 12/31/88 through 12/31/98

                                        Annual Total Return
                                 Lst 1 Yr     Lst 5 Yrs      Lst 10 Yrs
Wright Total Return Bond Fund      9.6%         6.6%           8.5%
Lehman Gov't/Corp Index            9.5%         7.3%           9.3%
Lipper Fixed Income Funds          5.6%         6.0%           7.9%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT TOTAL RETURN BOND FUND on 12/31/88 would have grown to $22,591 by December 31, 1998.

The following plotting points are used for comparison in the total investment return mountain chart.

     Date  Wright Total Retun   Lehman Gov't/Corp    Lipper Fixed
              Bond Fund              Index           Income Funds

  12/31/88     $10,000             $10,000            $10,000
  12/31/89     $11,358             $11,424            $10,945
  12/31/90     $11,959             $12,370            $11,409
  12/31/91     $13,799             $14,364            $13,485
  12/31/92     $14,782             $15,453            $14,541
  12/31/93     $16,412             $17,158            $15,950
  12/31/94     $15,337             $16,556            $15,431
  12/31/95     $18,706             $19,742            $17,776
  12/31/96     $18,874             $20,315            $18,610
  12/31/97     $20,619             $22,297            $20,222
  12/31/98     $22,591             $24,410            $21,357

--------------------------------------------------------------------------------

WRIGHT MANAGED INCOME TRUST

WRIGHT CURRENT INCOME FUND - STANDARD SHARES
Growth of $10,000 invested 12/31/88 through 12/31/98

                                       Annual Total Return
                               Lst 1 Yr     Lst 5 Yrs     Lst 10 Yrs
Wright Current Income Fund       6.5%         6.5%          8.5%
Lehman Gov't/Corp  Index         9.5%         7.3%          9.3%
Lehman Mtg-Backed  index         7.0%         7.2%          9.1%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT CURRENT INCOME BOND FUND on 12/31/88 would have grown to $22,549 by December 31, 1998.

The following plotting points are used for comparison in the total investment return mountain chart.

            Date      Wright Current Lehman Gov't/Corp    Lehman Mtg-Backed
                        Income Fund      Index                  Index

          12/31/88       $10,000        $10,000               $10,000
          12/31/89       $11,415        $11,424               $11,535
          12/31/90       $12,539        $12,370               $12,772
          12/31/91       $14,459        $14,364               $14,779
          12/31/92       $15,433        $15,453               $15,809
          12/31/93       $16,450        $17,158               $16,890
          12/31/94       $15,911        $16,556               $16,618
          12/31/95       $18,689        $19,742               $19,411
          12/31/96       $19,501        $20,315               $20,449
          12/31/97       $21,171        $22,297               $22,390
          12/31/98       $22,549        $24,410               $23,948

--------------------------------------------------------------------------------

WRIGHT MANAGED INCOME TRUST

WRIGHT CURRENT INCOME FUND - INSTITUTIONAL SHARES
Growth of $10,000  invested 7/31/97* through 12/31/98

                                        Annual Total Return
                               Lst 1 Yr                 Since Incept*
Wright Current Income Fund       6.6%                      7.0%
LehmanGov't/Corp  Index          9.5%                      9.3%
LehmanMtg-Backed  Index          7.0%                      7.4%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT CURRENT INCOME BOND FUND on 7/31/97 would have grown to $11,000 by December 31, 1998.

The following plotting points are used for comparison in the total investment return mountain chart.

      Date            Wright Current  Lehman Gov't/Corp  Lehman Mtg-Backed
                      Income Fund         Index                 Index

          07/31/97       $10,000         $10,000               $10,000

          12/31/97       $10,323         $10,365               $10,342
          12/31/98       $11,000         $11,347               $11,061

--------------------------------------------------------------------------------

                              DIVIDEND DISTRIBUTIONS
================================================================================




                N.A.V.     Distri-     Distri-                                 12 Month    5 Year       10 Year      Cum.
  Period          Per      bution      bution       Shares                     Invstmnt   Invstmnt     Invstmnt    Invstmnt
  Ending         Share     $  P/S     in Shares      Owned         Value        Return     Return       Return      Return
                                                                                        (Annualized) (Annualized) (Annualized)
--------------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC)

   1/4/83                  $10.00                                 100.00     $1,000.00

  Dec. 97         19.20     2.225    0.119303       370.80      7,119.36        32.70%      15.09%      15.44%      13.99%

  Jan.98          19.09                             370.80      7,078.57        29.53%      15.23%      14.72%      13.86%
  Feb.98          20.49                             370.80      7,597.69        36.01%      16.87%      14.79%      14.32%
  Mar.98          21.25     0.025    0.001172       371.23      7,888.64        45.10%      17.38%      15.22%      14.52%
  Apr.98          21.27                             371.23      7,896.06        40.46%      18.22%      15.17%      14.44%
  May 98          20.40                             371.23      7,573.09        25.99%      16.62%      14.77%      14.05%
  Jun.98          20.00     0.020    0.001009       371.60      7,432.00        19.76%      16.63%      13.86%      13.83%
  Jul.98          18.74                             371.60      6,963.87         5.05%      15.46%      13.30%      13.27%
  Aug.98          15.68                             371.60      5,826.76       -11.88%      10.74%      11.59%      11.92%
  Sep.98          16.14     0.020    0.001217       372.06      6,005.00       -12.81%      11.51%      11.50%      12.06%
  Oct.98          17.86                             372.06      6,644.93         0.44%      13.42%      12.39%      12.72%
  Nov.98          18.46                             372.06      6,868.17         0.06%      14.55%      13.03%      12.88%
  Dec.98          17.63     1.461    0.086861       404.37      7,129.11         0.14%      14.65%      13.24%      13.07%
-------------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT JUNIOR BLUE CHIP EQUITIES FUND (WJBC)

 1/15/85         $10.00                             100.00     $1,000.00

  Dec. 97         10.48     0.880    0.085437       394.06      4,129.75        28.92%      13.90%      12.43%      11.57%

  Jan.98          10.46                             394.06      4,121.87        26.68%      13.77%      12.21%      11.47%
  Feb.98          11.09                             394.06      4,370.12        31.96%      15.21%      11.87%      11.90%
  Mar.98          11.32                             394.06      4,460.76        37.33%      15.33%      11.69%      11.99%
  Apr.98          11.20                             394.06      4,413.47        34.97%      15.88%      11.63%      11.82%
  May 98          10.84                             394.06      4,271.61        20.23%      14.38%      11.49%      11.47%
  Jun.98          10.55                             394.06      4,157.33        12.54%      14.24%      10.54%      11.17%
  Jul.98           9.76                             394.06      3,846.00        -0.48%      12.38%       9.89%      10.46%
  Aug.98           8.13                             394.06      3,203.68       -17.95%       7.55%       8.42%       8.92%
  Sep.98           8.68                             394.06      3,420.42       -19.20%       8.71%       8.87%       9.39%
  Oct.98           9.09                             394.06      3,581.98       -10.95%       9.45%       9.35%       9.69%
  Nov.98           9.72                             394.06      3,830.24        -6.63%      11.42%      10.42%      10.16%
  Dec.98           9.92     0.045    0.004712       395.91      3,927.47        -4.90%      11.05%      10.30%      10.30%
--------------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)

 7/22/85         $10.00                             100.00     $1,000.00

  Dec. 97         12.02     1.955    0.165818       474.68      5,705.65        33.86%      15.29%      15.59%      15.02%

  Jan.98          12.09                             474.68      5,738.88        30.15%      15.66%      15.17%      14.97%
  Feb.98          13.05                             474.68      6,194.57        37.91%      17.53%      15.29%      15.57%
  Mar.98          13.56     0.015    0.001107       475.20      6,443.71        48.63%      18.20%      15.78%      15.81%
  Apr.98          13.65                             475.20      6,486.48        42.17%      19.17%      15.91%      15.76%
  May 98          13.44                             475.20      6,386.69        30.57%      18.22%      15.80%      15.51%
  Jun.98          13.66     0.010    0.000740       475.55      6,496.01        27.01%      19.08%      15.36%      15.56%
  Jul.98          12.96                             475.55      6,163.17        10.89%      18.37%      14.96%      14.99%
  Aug.98          11.30                             475.55      5,373.75        -0.10%      14.47%      13.74%      13.69%
  Sep.98          11.67     0.010    0.000840       475.95      5,554.37        -1.72%      15.37%      13.66%      13.88%
  Oct.98          12.89                             475.95      6,135.03        13.89%      17.14%      14.61%      14.64%
  Nov.98          13.82                             475.95      6,577.67        17.06%      18.97%      15.73%      15.14%
  Dec.98          13.67     0.730    0.056068       502.64      6,871.06        20.43%      19.41%      15.96%      15.42%


-------------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)

 Standard Shares

 9/14/89         $10.00                             100.00     $1,000.00

  Dec. 97         16.02     0.370    0.023359       120.04      1,923.04         1.53%      11.93%         --        8.20%

  Jan.98          16.00                             120.04      1,920.64         3.46%      11.94%         --        8.10%
  Feb.98          17.11                             120.04      2,053.88         9.10%      12.88%         --        8.88%
  Mar.98          17.84     0.064    0.003563       120.46      2,149.01        15.01%      12.88%         --        9.37%
  Apr.98          17.92                             120.46      2,158.64        16.40%      12.21%         --        9.33%
  May 98          17.89                             120.46      2,155.03        11.48%      11.94%         --        9.22%
  Jun.98          17.41                             120.46      2,097.21         4.01%      12.07%         --        8.79%
  Jul.98          17.44                             120.46      2,100.91         3.71%      11.89%         --        8.72%
  Aug.98          14.75                             120.46      1,776.86        -6.32%       6.77%         --        6.63%
  Sep.98          14.50                             120.46      1,746.74       -13.52%       6.50%         --        6.36%
  Oct.98          15.58                             120.46      1,876.84        -0.37%       7.17%         --        7.14%
  Nov.98          16.30                             120.46      1,963.58         3.72%       8.75%         --        7.60%
  Dec.98          16.02     0.882    0.057609       127.40      2,041.02         6.14%       7.77%         --        7.98%
-------------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)

 Institutional Shares

 7/07/97         $10.00                             100.00     $1,000.00

  Dec. 97          9.13     0.230    0.025471       102.55        936.28           --          --           --      -6.37%*

  Jan.98           9.12                             102.55        935.26           --          --           --      -6.48%*
  Feb.98           9.76                             102.55      1,000.89           --          --           --       0.09%*
  Mar.98          10.15     0.064    0.006262       103.19      1,047.38           --          --           --       4.74%*
  Apr.98          10.20                             103.19      1,052.54           --          --           --       5.25%*
  May 98          10.18                             103.19      1,050.47           --          --           --       5.05%*
  Jun.98          10.01                             103.19      1,032.93           --          --           --       3.29%*
  Jul.98          10.03                             103.19      1,034.99         4.97%         --           --       3.27%
  Aug.98           8.49                             103.19        876.08        -5.08%         --           --     -10.84%
  Sep.98           8.34                             103.19        860.60       -12.45%         --           --     -11.45%
  Oct.98           8.96                             103.19        924.58         0.83%         --           --      -5.77%
  Nov.98           9.39                             103.19        968.95         5.09%         --           --      -2.23%
  Dec.98           8.75     0.962    0.115072       115.06      1,006.80         7.54%         --           --       0.46%
---------------------------------------------------------------------------------------------------------------------------------

  *: Investment return from the inception, July 7, 1997 to December 31, 1998.




 THE INCOME TRUST -- WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)

                                    MONTHLY                  CUMULATIVE              ANNUALIZED   INVESTMENT   RETURN
   MONTH                          NET INCOME                   RETURN             ______________________________________
   ENDING                          PER SHARE                PER SHARE (a)           1  Month     3  Month     Cumulative
--------------------------------------------------------------------------------------------------------------------------------

                                                              $1,000.00

  Jan.  31                       $0.004047616                  1,004.05                4.77%           --         4.77%
  Feb.  28                        0.003642645                  1,007.71                4.75%           --         4.77%
  Mar.  31                        0.004043263                  1,011.78                4.76%         4.78%        4.78%
  Apr.  30                        0.003915946                  1,015.74                4.76%         4.78%        4.79%
  May   31                        0.003968376                  1,019.77                4.67%         4.75%        4.78%
  Jun.  30                        0.003829436                  1,023.68                4.66%         4.72%        4.77%
  Jul.  31                        0.003982139                  1,027.75                4.69%         4.69%        4.78%
  Aug.  31                        0.004005105                  1,031.87                4.72%         4.71%        4.79%
  Sep.  30                        0.003845250                  1,035.84                4.68%         4.71%        4.79%
  Oct.  31                        0.003851714                  1,039.83                4.54%         4.66%        4.78%
  Nov.  30                        0.003552664                  1,043.52                4.32%         4.53%        4.76%
  Dec.  31                        0.003607565                  1,047.29                4.25%         4.38%        4.73%
                                   ----------

      Total                      $0.046291719

      (a): Assumes reinvestment of monthly dividends.


-------------------------------------------------------------------------------


                N.A.V.     Distri-     Distri-                                 12 Month    5 Year       10 Year      Cum.
  Period          Per      bution      bution       Shares                     Invstmnt   Invstmnt     Invstmnt    Invstmnt
  Ending         Share     $  P/S     in Shares      Owned         Value        Return     Return       Return      Return
                                                                                        (Annualized) (Annualized) (Annualized)
----------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)

 7/25/83       $10.00                               100.000    $1,000.00
   12/97        10.24     0.049720     0.004855     298.090     3,052.44         5.93%       5.21%       7.02%       8.04%
    1/98        10.29     0.048983     0.004760     299.509     3,081.95         6.53%       5.01%       6.88%       8.06%
    2/98        10.24     0.043842     0.004281     300.792     3,080.11         6.20%       4.68%       6.76%       8.01%
    3/98        10.23     0.049929     0.004881     302.260     3,092.12         6.83%       4.67%       6.84%       7.99%
    4/98        10.22     0.047809     0.004678     303.674     3,103.55         6.40%       4.59%       6.90%       7.97%
    5/98        10.22     0.048178     0.004714     305.105     3,118.17         6.33%       4.75%       6.99%       7.96%
    6/98        10.22     0.047654     0.004663     306.528     3,132.72         6.11%       4.54%       6.90%       7.95%
    7/98        10.21     0.047539     0.004656     307.955     3,144.22         5.35%       4.58%       6.95%       7.93%
    8/98        10.28     0.047393     0.004610     309.375     3,180.37         6.56%       4.49%       7.07%       7.96%
    9/98        10.37     0.046253     0.004460     310.755     3,222.53         7.23%       4.67%       7.05%       8.01%
   10/98        10.35     0.047165     0.004557     312.171     3,230.97         6.77%       4.71%       6.97%       7.98%
   11/98        10.29     0.045655     0.004437     313.556     3,226.49         6.42%       4.83%       7.01%       7.93%
   12/98        10.27     0.046913     0.004568     314.988     3,234.93         5.98%       4.82%       7.04%       7.90%
                         ---------
   Total                 $0.567311
--------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT U.S. TREASURY FUND (WUSTB)

 7/25/83       $10.00                               100.000    $1,000.00
   12/97        13.95     0.055733     0.003995     299.136     4,172.95         9.09%       7.90%       9.37%      10.40%
    1/98        14.13     0.059985     0.004245     300.389     4,244.50        10.94%       7.64%       9.02%      10.47%
    2/98        14.00     0.054531     0.003895     301.559     4,221.83        10.46%       6.87%       8.83%      10.37%
    3/98        13.96     0.064041     0.004587     302.943     4,229.08        12.30%       6.85%       9.14%      10.32%
    4/98        13.95     0.062491     0.004480     304.300     4,224.98        10.50%       6.81%       9.31%      10.29%
    5/98        14.02     0.063987     0.004564     305.689     4,285.76        11.23%       6.94%       9.58%      10.30%
    6/98        14.12     0.062635     0.004436     307.045     4,335.48        11.19%       6.34%       9.33%      10.32%
    7/98        14.07     0.064776     0.004604     308.458     4,340.01         7.85%       6.07%       9.53%      10.27%
    8/98        14.43     0.064394     0.004462     309.835     4,470.91        12.67%       5.90%       9.81%      10.42%
    9/98        14.84     0.059087     0.003982     311.068     4,616.25        14.45%       6.49%       9.80%      10.60%
   10/98        14.72     0.061282     0.004163     312.363     4,597.99        11.78%       6.29%       9.52%      10.51%
   11/98        14.60     0.061014     0.004179     313.669     4,579.56        10.98%       6.76%       9.66%      10.42%
   12/98        14.40     0.227935     0.015710     318.612     4,588.01         9.95%       6.76%       9.60%      10.37%
                         ---------
   Total                 $0.906157
----------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT TOTAL RETURN BOND FUND (WTRB)

 7/25/83       $10.00                               100.000    $1,000.00
   12/97        12.93     0.059800     0.004625     296.133     3,829.00         9.25%       6.88%       8.26%       9.75%
    1/98        13.09     0.059616     0.004554     297.481     3,894.03        11.11%       6.72%       7.98%       9.81%
    2/98        12.98     0.055921     0.004308     298.763     3,877.94        10.80%       6.15%       7.81%       9.73%
    3/98        12.92     0.092246     0.007140     300.897     3,887.59        12.73%       6.11%       8.02%       9.69%
    4/98        12.91     0.057672     0.004467     302.241     3,901.94        11.35%       6.03%       8.17%       9.66%
    5/98        12.98     0.058086     0.004475     303.594     3,940.65        11.48%       6.28%       8.40%       9.67%
    6/98        13.05     0.058115     0.004453     304.946     3,979.55        11.35%       5.98%       8.22%       9.69%
    7/98        13.01     0.058174     0.004471     306.310     3,985.09         7.88%       5.95%       8.27%       9.64%
    8/98        13.24     0.057956     0.004377     307.650     4,073.29        11.86%       5.89%       8.50%       9.75%
    9/98        13.62     0.056848     0.004174     308.934     4,207.69        13.68%       6.43%       8.56%       9.93%
   10/98        13.44     0.056668     0.004216     310.237     4,169.59        10.40%       6.18%       8.31%       9.80%
   11/98        13.43     0.055648     0.004144     311.523     4,183.75        10.45%       6.61%       8.51%       9.77%
   12/98        13.31     0.157365     0.011750     315.193     4,195.22         9.56%       6.81%       8.60%       9.80%
                         ---------
   Total                 $0.824314
---------------------------------------------------------------------------------------------------------------------------------


  THE INCOME TRUST -- WRIGHT CURRENT INCOME FUND (WCIF) - Standard Shares

 4/14/87       $10.00                               100.000    $1,000.00

   12/97        10.63     0.055488     0.005220     225.288     2,394.81         8.56%       6.53%       8.69%       8.49%

    1/98        10.68     0.054913     0.005142     226.447     2,418.45         9.03%       6.36%       8.36%       8.52%
    2/98        10.64     0.055137     0.005182     227.620     2,421.88         8.74%       6.20%       8.23%       8.47%
    3/98        10.62     0.053992     0.005084     228.777     2,429.61        10.48%       6.16%       8.38%       8.43%
    4/98        10.63     0.053803     0.005061     229.935     2,444.21         9.50%       6.20%       8.49%       8.43%
    5/98        10.66     0.053611     0.005029     231.092     2,463.44         9.28%       6.25%       8.66%       8.44%
    6/98        10.64     0.053848     0.005061     232.261     2,471.26         8.31%       6.10%       8.42%       8.40%
    7/98        10.63     0.054029     0.005083     233.442     2,481.49         6.86%       6.03%       8.48%       8.38%
    8/98        10.67     0.053670     0.005030     234.616     2,503.35         8.15%       6.18%       8.55%       8.40%
    9/98        10.77     0.053078     0.004928     235.772     2,539.27         8.20%       6.50%       8.46%       8.47%
   10/98        10.68     0.052771     0.004941     236.937     2,530.49         6.77%       6.37%       8.17%       8.37%
   11/98        10.68     0.052800     0.004944     238.109     2,543.00         7.15%       6.60%       8.38%       8.36%
   12/98        10.66     0.052419     0.004917     239.279     2,550.72         6.51%       6.51%       8.47%       8.32%
                         ---------
   Total                 $0.644072
-------------------------------------------------------------------------------------------------------------------------------

THE INCOME TRUST -- WRIGHT CURRENT INCOME FUND (WCII) - Institutional Shares

 7/07/97       $10.00                               100.000    $1,000.00

   12/97        10.12     0.055263     0.005461     103.163     1,044.01           --          --           --      4.40%*

    1/98        10.16     0.053890     0.005304     103.710     1,053.69           --          --           --      5.37%*
    2/98        10.12     0.053892     0.005325     104.263     1,055.14           --          --           --      5.51%*
    3/98        10.10     0.052574     0.005205     104.805     1,058.53           --          --           --      5.85%*
    4/98        10.11     0.052364     0.005179     105.348     1,065.07           --          --           --      6.51%*
    5/98        10.14     0.052252     0.005153     105.891     1,073.73           --          --           --      7.37%*
    6/98        10.11     0.052439     0.005187     106.440     1,076.11           --          --           --      7.61%*
    7/98        10.11     0.050428     0.004988     106.971     1,081.48         6.93%         --           --      7.61%
    8/98        10.14     0.050075     0.004938     107.500     1,090.05         8.17%         --           --      7.77%
    9/98        10.23     0.051852     0.005069     108.044     1,105.29         8.24%         --           --      8.45%
   10/98        10.15     0.051016     0.005026     108.587     1,102.16         6.83%         --           --      7.65%
   11/98        10.16     0.047916     0.004716     109.100     1,108.45         7.18%         --           --      7.62%
   12/98        10.15     0.046702     0.004601     109.602     1,112.46         6.56%         --           --      7.43%
                         ---------
   Total                 $0.615400
---------------------------------------------------------------------------------------------------------------------------------

  *: Investment return from the inception, July 7, 1997 to December 31, 1998.

                           WRIGHT MANAGED EQUITY TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                December 31, 1998
================================================================================


                                                                         Wright Selected   Wright Junior     Wright Major
                                                                            Blue Chip        Blue Chip         Blue Chip
                                                                          Equities Fund    Equities Fund    Equities Fund+
                                                                              (WBC)           (WJBC)            (WMBC)
-------------------------------------------------------------------------------------------------------------------------------

ASSETS:
   Investments -
     Identified cost...............................                      $          -     $           -     $ 40,072,657
     Unrealized appreciation.......................                                 -                 -       11,936,165
     Investments in Portfolio, at value (identified cost,
       $166,043,284 and $32,872,866, respectively,
       for WBC and WJBC)...........................                       221,656,678        34,303,476                -
                                                                          ------------      ------------     ------------

   Total investments, at value (Note 1A).........                        $221,656,678     $  34,303,476     $ 52,008,822

   Cash..........................................                                   -                 -            2,161
   Receivable for Fund shares sold...............                             162,774           456,610                -
   Dividend and interest receivable..............                                   -                 -           36,853
   Receivable for investments sold...............                                   -                 -          235,555
                                                                          ------------      ------------     ------------

       Total Assets.............................                         $221,819,452     $  34,760,086     $ 52,283,391
                                                                          ------------      ------------     ------------

LIABILITIES:
   Payable for Fund shares reacquired............                        $    840,945     $     236,541     $     77,391
   Payable for investments purchased.............                                   -                 -        1,315,522
   Distributions payable.........................                                 672               655               98
   Accrued expenses and other liabilities........                              13,268             6,231            7,254
   Distribution fee payable......................                                   -                 -            4,660
                                                                          ------------      ------------     ------------

       Total Liabilities.........................                        $    854,885     $     243,427     $  1,404,925
                                                                          ------------      ------------     ------------

NET ASSETS.......................................                        $220,964,567     $  34,516,659     $ 50,878,466
                                                                         =============    =============     =============
NET ASSETS CONSIST OF:
   Proceeds  from  sales of shares  (including  the market  value of  securities received in exchange for Fund shares and shares issued to  shareholders  in payment of distributions declared), less cost
     of shares reacquired........................                        $164,794,078     $  33,455,919     $ 39,172,057
   Accumulated undistributed net realized gain (loss)
     on investments and foreign currency (computed
     on the basis of identified cost)............                            (367,285)                -          (17,271)
   Unrealized appreciation of investments and trans-
     lation of assets and liabilities in foreign currency
     (computed on the basis of identified cost)..                          55,613,394         1,430,610       11,936,165
   Undistributed (distributions in excess of) net
     investment income...........................                             924,380          (369,870)        (212,485)
                                                                          ------------      ------------     ------------

     Net assets applicable to outstanding shares.                        $220,964,567     $  34,516,659     $ 50,878,466
                                                                         =============    =============     =============
   SHARES OF BENEFICIAL INTEREST
     OUTSTANDING.................................                          12,530,224         3,479,162        3,722,975
                                                                         =============    =============     =============
   NET ASSET VALUE, OFFERING PRICE,
     AND REDEMPTION PRICE PER SHARE
     OF BENEFICIAL INTEREST......................                              $17.63             $9.92           $13.67
                                                                         =============    =============     =============


+ The Wright Major Blue Chip Equities Fund does not invest in a corresponding master portfolio.

See notes to financial statements

                           WRIGHT MANAGED EQUITY TRUST
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1998
================================================================================


                                                                                       Wright International
                                                                                             Blue Chip
                                                                                           Equities Fund
                                                                                              (WIBC)
------------------------------------------------------------------------------------------------------------------

ASSETS:
   Investments -
     Investment in Portfolio, at value (identified cost, $170,439,308) (Note 1A)           $212,230,531

   Receivable for Fund shares sold.....................................                          63,423
                                                                                            ------------

       Total Assets....................................................                   $ 212,293,954
                                                                                            ------------


LIABILITIES:
   Payable for Fund shares reacquired..................................                   $     436,465
   Distributions payable...............................................                           2,970
   Accrued expenses and other liabilities..............................                          17,184
                                                                                            ------------

       Total Liabilities...............................................                   $     456,619
                                                                                            ------------

NET ASSETS.............................................................                   $ 211,837,335
                                                                                          ==============

NET ASSETS CONSIST OF:
   Proceeds  from  sales of shares  (including  the market  value of  securities received in exchange for Fund shares and shares issued to  shareholders  in payment of distributions declared), less cost
     of shares reacquired..............................................                   $ 168,374,534
   Accumulated undistributed net realized gain on
     investments and foreign currency (computed
     on the basis of identified cost)..................................                       2,433,435
   Unrealized appreciation of investments and trans-
     lation of assets and liabilities in foreign currency
     (computed on the basis of identified cost)........................                      41,732,186
   Distributions in excess of net investment income....................                        (702,820)
                                                                                            ------------

     Net assets applicable to outstanding shares.......................                   $ 211,837,335
                                                                                          =============

   Computation of net asset  value,  offering  and  redemption  price per share:
     Standard shares:
       Net assets......................................................                   $ 193,326,527
                                                                                          =============
       Shares of beneficial interest outstanding.......................                      12,065,386
                                                                                          =============
       Net asset value, offering price, and redemption price per share
         of beneficial interest........................................                   $       16.02
                                                                                          =============
     Institutional shares:
       Net assets......................................................                   $  18,510,808
                                                                                          =============
       Shares of beneficial interest outstanding.......................                       2,114,771
                                                                                          =============
       Net asset value, offering price, and redemption price per share
         of beneficial interest........................................                   $        8.75
                                                                                          =============

See notes to financial statements

                           WRIGHT MANAGED EQUITY TRUST
                            STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1998
================================================================================

                                                       Wright Selected    Wright Junior    Wright Major  Wright International
                                                          Blue Chip         Blue Chip        Blue Chip         Blue Chip
                                                        Equities Fund     Equities Fund   Equities Fund+     Equities Fund
                                                            (WBC)            (WJBC)           (WMBC)            (WIBC)
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1C):
  Income -
   Dividend income.................................    $           -     $          -     $     440,609     $          -
   Interest income.................................                -                -            57,243                -
   Dividend income allocated from Portfolio........        3,749,260          382,152                 -        4,533,826
   Interest income allocated from Portfolio........          215,554           33,792                 -          554,817
   Less: Foreign taxes from Portfolio..............                -                -                 -         (503,355)
   Expenses allocated from Portfolio...............       (1,953,126)        (305,797)                -       (2,599,737)
                                                         ------------     ------------      ------------     ------------
    Investment income..............................    $   2,011,688     $    110,147     $     497,852     $   1,985,551
                                                         ------------     ------------      ------------     ------------
  Expenses -
   Investment Adviser fee (Note 2).................    $           -     $          -     $     145,057     $          -
   Administrator fee (Note 2)......................           56,229           12,131            70,463           56,746
   Compensation of Trustees not affiliated with the
    Investment Adviser or Administrator............            4,535            4,375             4,158            3,647
   Custodian fee (Note 1D) - Standard shares (Note 1D)        27,656           13,751            41,821           24,287
   Custodian fee (Note 1D) - Institutional shares (Note 1D)        -                -                -            10,251
   Distribution expenses-Standard shares (Note 3)..          630,542           86,523            80,578          540,793
   Transfer and dividend disbursing agent
     fees-Standard shares..........................           75,177            12,336            6,832           75,640
   Transfer and dividend disbursing agent
     fees-Institutional shares.....................                -                -                -             9,455
   Printing........................................              426            9,012             5,613            2,864
   Audit services..................................           12,900           13,300            30,600           12,900
   Legal services..................................            3,751            2,584             3,751            3,751
   Registration costs - Standard shares............           27,012           20,800            16,585           22,705
   Registration costs - Institutional shares.......                -                -                 -            6,780
   Miscellaneous...................................            6,296            4,094             7,235            4,435
                                                         ------------     ------------      ------------     ------------
    Total expenses.................................    $     844,524     $    178,906     $     412,693     $    774,254
                                                         ------------     ------------      ------------     ------------
  Deduct -
   Reduction of distribution expenses by Principal
    Underwriter (Note 3) ...........................   $           -     $     86,523     $      68,917     $          -
   Reduction of Custodian fee (Note 1D)............                -                -             5,354                -
                                                         ------------     ------------      ------------     ------------
    Total deductions...............................    $           -     $     86,523     $      74,271     $          -
                                                         ------------     ------------      ------------     ------------
      Net expenses.................................    $     844,524     $     92,383     $     338,422     $    774,254
                                                         ------------     ------------      ------------     ------------
        Net investment income......................    $   1,167,164     $     17,764     $     159,430     $  1,211,297
                                                         ------------     ------------      ------------     ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment and foreign currency
   transactions (identified cost basis)............    $           -     $          -     $   2,790,260     $          -
  Net realized gain on investment and foreign currency
   transactions from Portfolio (identified cost basis)    15,538,125          154,875           -             20,726,523
                                                         ------------     ------------      ------------     ------------
  Net realized gain on investments.................    $  15,538,125     $    154,875     $   2,790,260     $ 20,726,523
                                                         ------------     ------------      ------------     ------------
  Change in unrealized appreciation (depreciation
     of investments and translation of assets and
     liabilities in foreign currencies.............    $           -     $           -    $   5,697,987     $           -
  Change in unrealized appreciation (depreciation)
     of investments and translation of assets and
     liabilities in foreign currencies from Portfolio    (20,336,710)      (2,056,707)          -             (11,296,007)
                                                         ------------     ------------      ------------     ------------
  Net change in unrealized appreciation
    (depreciation) of investments...................    $(20,336,710)    $ (2,056,707)    $   5,697,987     $ (11,296,007)
                                                         ------------     ------------      ------------     ------------
  Net realized and unrealized gain (loss) on
     investments....................................    $ (4,798,585)    $  (1,901,832)   $   8,488,247     $   9,430,516
                                                         ------------     ------------      ------------     ------------
    Net increase (decrease) in net assets from
     operations.....................................    $ (3,631,421)    $  (1,884,068)   $   8,647,677     $  10,641,813
                                                        =============    =============     =============    =============

+ The Wright Major Blue Chip Equities Fund does not invest in a corresponding master portfolio.

See notes to financial statements

                           WRIGHT MANAGED EQUITY TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS
================================================================================



                                                                      Wright Selected                 Wright Junior
                                                                         Blue Chip                      Blue Chip
                                                                       Equities Fund                  Equities Fund
                                                                           (WBC)                         (WJBC)
                                                                    Year Ended Dec. 31             Year Ended Dec. 31
                                                              -------------------------------------------------------------------
                                                                    1998           1997           1998            1997
---------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income..................................   $  1,167,164   $   1,731,669   $     17,764   $     63,900
     Net realized gain on investments.......................     15,538,125      27,879,423        154,875      2,787,813
     Change in unrealized appreciation (depreciation)
       of investments.......................................    (20,336,710)     35,733,719     (2,056,707)       547,419
                                                               ------------   ------------    ------------   ------------

       Net increase (decrease) in net assets
         resulting from operations.........................    $ (3,631,421)  $  65,344,811   $ (1,884,068)  $  3,399,132
                                                               ------------   ------------    ------------   ------------

   Undistributed net investment income included in
     price of shares sold and redeemed (Note 1F)............   $        (14)  $     (21,080)  $          -   $          -
                                                               ------------   ------------    ------------   ------------

   Distributions to shareholders (Note 1G) -
     From net investment income.............................   $ (1,166,044)  $  (1,728,176)  $          -   $    (56,986)
     From net realized gain.................................    (16,414,262)    (43,658,676)      (157,251)    (2,548,114)
     In excess of net realized gain.........................       (845,717)             -               -              -
                                                               ------------   ------------    ------------   ------------
       Total distributions..................................   $(18,426,023)  $ (45,386,852)  $   (157,251)  $ (2,605,100)
                                                               ------------   ------------    ------------   ------------

   Net increase (decrease) in net assets from Fund
     share transactions (Note 4)............................   $(16,388,843)  $  31,308,408   $  3,068,243   $ 18,667,002
                                                               ------------   ------------    ------------   ------------

   Net increase (decrease) in net assets....................   $(38,446,301)  $  51,245,287   $  1,026,924   $ 19,461,034

NET ASSETS:

   At beginning of year.....................................    259,410,868     208,165,581     33,489,734     14,028,700
                                                               ------------   ------------    ------------   ------------

   At end of year...........................................   $220,964,567   $ 259,410,868   $ 34,516,658   $ 33,489,734
                                                               =============  =============   =============  =============

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME INCLUDED IN NET
   ASSETS AT END OF PERIOD..................................   $    924,380   $     927,887   $   (369,870)  $   (385,258)
                                                               =============  =============   =============  =============

See notes to financial statements

                           WRIGHT MANAGED EQUITY TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS
================================================================================



                                                                       Wright Major               Wright International
                                                                         Blue Chip                      Blue Chip
                                                                      Equities Fund+                  Equities Fund
                                                                          (WMBC)                         (WIBC)
                                                                    Year Ended Dec. 31             Year Ended Dec. 31
                                                                  -----------------------------------------------------------
                                                                    1998           1997           1998            1997
-----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income..................................   $    159,430   $     175,793   $  1,211,297   $  2,163,882
     Net realized gain on investments.......................      2,790,260       5,086,262     20,726,523     15,148,710
     Change in unrealized appreciation (depreciation)
       of investments.......................................      5,697,987       2,093,990    (11,296,007)   (12,233,865)
                                                               ------------   ------------    ------------   ------------

       Net increase in net assets
         resulting from operations.........................    $  8,647,677   $   7,356,045   $ 10,641,813   $  5,078,727
                                                               ------------   ------------    ------------   ------------

   Undistributed net investment income included in
     price of shares sold and redeemed (Note 1F)............   $          -   $           -   $          -   $    202,446
                                                               ------------   ------------    ------------   ------------

   Distributions to shareholders (Note 1G) -
     From net investment income - Standard shares...........   $   (147,022)  $    (164,977)  $   (827,510)  $ (2,203,743)
     From net investment income - Institutional Shares......              -               -       (284,480)             -
     From net realized gain - Standard shares...............     (2,286,379)     (7,725,348)   (10,461,145)   (11,765,818)
     From net realized gain - Institutional shares..........              -               -     (1,854,640)    (1,107,228)
                                                               ------------   ------------    ------------   ------------

       Total distributions..................................   $ (2,433,401)  $  (7,890,325)  $(13,427,775)  $(15,076,789)
                                                               ------------   ------------    ------------   ------------

   Net increase (decrease) in net assets from fund
     share transactions (Note 4) -
       Standard shares......................................   $ 16,943,444   $   2,439,911   $(18,251,870)  $(50,302,381)
       Institutional shares.................................              -               -    (24,916,881)    49,157,706
                                                               ------------   ------------    ------------   ------------

   Net increase (decrease) in net assets from Fund share
     transactions...........................................   $ 16,943,444   $   2,439,911   $(43,168,751)  $ (1,144,675)
                                                               ------------   ------------    ------------   ------------

   Net increase (decrease) in net assets....................   $ 23,157,720   $   1,905,631   $(45,954,713)  $(10,940,291)

NET ASSETS:

   At beginning of year.....................................     27,720,746      25,815,115    257,792,048    268,732,339
                                                               ------------   ------------    ------------   ------------

   At end of year...........................................   $ 50,878,466   $  27,720,746   $211,837,335   $257,792,048
                                                               =============  =============   =============  =============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF PERIOD..................   $   (212,485)  $    (195,049)  $   (702,820)  $ (2,065,144)
                                                               =============  =============   =============  =============



+ The Wright Major Blue Chip Equities Fund does not invest in a corresponding master portfolio.

See notes to financial statements

                           WRIGHT MANAGED EQUITY TRUST

                     WRIGHT SELECTED BLUE CHIP EQUITIES FUND
================================================================================


                                                                                  Year Ended December 31,
                                                             ------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            1998          1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $ 19.200     $  17.730    $  16.830    $  13.850     $ 14.920
                                                              --------     --------     --------     --------      --------

Income (loss) from Investment Operations:
     Net investment income..................                  $  0.095     $   0.133    $   0.204    $   0.226     $  0.233
     Net realized and unrealized gain (loss)
       on investments.......................                    (0.139)        5.172        2.886        3.904       (0.763)
                                                              --------     --------     --------     --------      --------

         Total income (loss)
           from investment operations.......                  $ (0.044)    $   5.305    $   3.090    $   4.130     $ (0.530)
                                                              --------     --------     --------     --------      --------

Less Distributions:
     From net investment income.............                  $ (0.090)    $  (0.145)   $  (0.200)   $  (0.200)    $ (0.180)
     From net realized gain on investments..                    (1.366)       (3.690)      (1.990)      (0.840)      (0.360)
     In excess of net realized gain
       on investments.......................                    (0.070)        -            -           (0.110)       -
                                                              --------     --------     --------     --------      --------

         Total distributions................                  $ (1.526)    $  (3.835)   $  (2.190)   $  (1.150)    $ (0.540)
                                                              --------     --------     --------     --------      --------

Net asset value, end of year................                  $ 17.630     $  19.200    $  17.730    $  16.830     $ 13.850
                                                              =========    =========    =========    =========    =========


Total Return (1)............................                     0.14%        32.70%       18.57%       30.34%       (3.52%)
Ratios/Supplemental Data:
     Net assets, end of year (000 omitted)..                  $ 220,965    $ 259,411    $ 208,166     $217,588     $186,016
     Ratio of expenses to average net assets                     1.11%(3)      1.08%(3)     1.04%        1.04%        1.03%
     Ratio of net investment income to average
       net assets...........................                     0.46%         0.75%        1.15%        1.44%        1.57%
     Portfolio turnover rate(2) ............                         -           10%          43%          44%          72%


(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
(2) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(3) Includes each Fund's share of its corresponding Portfolio's allocated expenses.

See notes to financial statements

                           WRIGHT MANAGED EQUITY TRUST

                      WRIGHT JUNIOR BLUE CHIP EQUITIES FUND
================================================================================

                                                                                 Year Ended December 31,
                                                            ------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            1998          1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $ 10.480     $   8.860    $  10.850    $  11.000     $ 11.950
                                                              --------     --------     --------     --------      --------

Income (loss) from Investment Operations:
     Net investment income (loss) (1).......                  $  0.015     $   0.160    $   0.067    $   0.120     $  0.101
     Net realized and unrealized gain (loss)
       on investments.......................                    (0.530)        2.380        1.738        1.977       (0.431)
                                                              --------     --------     --------     --------      --------

         Total income (loss)
           from investment operations.......                  $ (0.515)    $   2.540    $   1.805    $   2.097     $ (0.330)
                                                              --------     --------     --------     --------      --------

Less Distributions:
     From net investment income.............                  $  -         $  (0.035)   $  (0.100)   $  (0.100)    $ (0.100)
     From net realized gain on investments..                    (0.045)       (0.885)      (3.695)      (1.030)         (0.520)
     In excess of net realized gain
       on investments.......................                     -             -            -           (1.117)       -
                                                              --------     --------     --------     --------      --------

         Total distributions................                  $ (0.045)    $  (0.920)   $  (3.795)   $  (2.247)    $ (0.620)
                                                              --------     --------     --------     --------      --------

Net asset value, end of year................                  $  9.920     $  10.480    $   8.860    $  10.850     $ 11.000
                                                              =========    =========    =========    =========    =========
Total Return(3).............................                    (4.90%)       28.92%       17.53%       20.51%       (2.75%)
Ratios/Supplemental Data:
     Net assets, end of year (000 omitted)..                  $  34,517    $  33,490    $  14,029    $  25,993     $ 37,124
     Ratio of expenses to average net assets(1)                  1.17%(2)(5)  1.18%(2)(5)  1.20%(2)      1.17%(2)     1.11%
     Ratio of net investment income to
       average net assets(1) ...............                     0.05%         0.35%        0.73%        0.89%        0.91%
     Portfolio turnover rate(4) ............                         -           25%          41%          40%          36%

(1)For the years ended December 31, 1998, 1997, 1996 and 1995, the Investment Adviser and/or the Principal Underwriter reduced their fees. Had such actions not been undertaken, net investment income (loss) per share and the ratios would have been as follows:

                                                                1998          1997         1996         1995
-----------------------------------------------------------------------------------------------------------------------

     Net investment income (loss) per share.                  $ (0.066)    $  (0.041)   $   0.048    $   0.105
                                                              =========    =========    =========    =========
     Ratios (As a percentage of average net assets):

         Expenses...........................                     1.44%(5)      1.62%(5)     1.41%        1.28%
                                                              =========    =========    =========    =========
         Net investment income (loss).......                    (0.22%)       (0.09%)       0.52%        0.78%
                                                              =========    =========    =========    =========

(2) Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 1.15%, 1.14%, 1.15% and 1.14% for the years ended December 31, 1998, 1997, 1996 and
    1995, respectively.
(3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
(4) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(5) Includes each Fund's share of its corresponding Portfolio's allocated expenses.

See notes to financial statements

                           WRIGHT MANAGED EQUITY TRUST

                      WRIGHT MAJOR BLUE CHIP EQUITIES FUND
================================================================================


                                                                                  Year Ended December 31,
                                                             ---------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            1998          1997         1996         1995         1994
----------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $ 12.020     $  12.450    $  12.650    $  11.390     $ 12.720
                                                              --------     --------     --------     --------      --------

Income (loss) from Investment Operations:
     Net investment income(1)...............                  $  0.091     $   0.100    $   0.064    $   0.153     $  0.180
     Net realized and unrealized gain (loss)
       on investments.......................                     2.324         3.515        2.131        3.107       (0.295)
                                                              --------     --------     --------     --------      --------

         Total income (loss)
           from investment operations.......                  $  2.415     $   3.615    $   2.195    $   3.260     $ (0.115)
                                                              --------     --------     --------     --------      --------

Less Distributions:
     From net investment income.............                  $ (0.055)    $  (0.085)   $  (0.120)   $  (0.160)    $ (0.160)
     From net realized gain on investments..                    (0.710)       (3.960)      (2.275)      (1.840)      (1.055)
                                                              --------     --------     --------     --------      --------

         Total distributions................                  $ (0.765)    $  (4.045)   $  (2.395)   $  (2.000)    $ (1.215)
                                                              --------     --------     --------     --------      --------

Net asset value, end of year................                  $ 13.670     $  12.020    $  12.450    $  12.650     $ 11.390
                                                              =========    =========    =========    =========    =========

Total Return(3).............................                    20.43%        33.86%       17.63%       28.98%       (0.70%)
Ratios/Supplemental Data:
     Net assets, end of year (000 omitted)..                  $  50,878    $  27,721    $ 25,815     $  49,134     $ 51,085
     Ratio of expenses to average net assets(1)                   1.07%(2      1.08%(2)     1.08%(2)     1.07%(2)      0.99%
     Ratio of net investment income to average
         net assets(1)......................                      0.49%        0.68%        0.90%        1.19%         1.46%
     Portfolio turnover rate................                        36%          89%          45%          83%           55%

(1)For the years ended December 31, 1998, 1997, 1996 and 1995, the Principal Underwriter and/or Investment Adviser reduced their fees. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                1998          1997         1996         1995
                                                             ----------    ---------    ---------     --------

     Net investment income per share........                  $  0.052     $   0.049    $   0.061    $   0.150
                                                              =========    =========    =========    =========
     Ratios (As a percentage of average net assets):

         Expenses...........................                     1.28%         1.43%        1.12%        1.09%
                                                              =========    =========    =========    =========
         Net investment income..............                     0.28%         0.33%        0.86%        1.17%
                                                              =========    =========    =========    =========

(2) Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 1.05% for the years ended December 31, 1998, 1997, 1996 and 1995.
(3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.

See notes to financial statements

                           WRIGHT MANAGED EQUITY TRUST

                  WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
================================================================================


                                                                            Year Ended December 31,
                                                                         -----------------------------
FINANCIAL HIGHLIGHTS                                                          1998         1998
------------------------------------------------------------------------------------------------------

                                                                          Institutional  Standard
                                                                             Shares       Shares

Net asset value, beginning of year..........                               $   9.130    $  16.020
                                                                            --------     --------

Income from Investment Operations:
     Net investment income .................                               $   0.159    $   0.078
     Net realized and unrealized gain
         on investments.....................                                   0.487        0.868
                                                                            --------     --------

         Total income
             from investment operations.....                               $   0.646    $   0.946
                                                                            --------     --------

Less Distributions:
     From net investment income.............                               $  (0.150)   $  (0.070)
     From net realized gain.................                                  (0.876)      (0.876)
                                                                            --------     --------

         Total distribution.................                               $  (1.026)   $  (0.946)
                                                                            --------     --------

Net asset value, end of year................                               $   8.750    $  16.020
                                                                            =========    =========

Total Return(1).............................                                   7.54%        6.14%
Ratios/Supplemental Data:
     Net assets, end of year (000 omitted)..                               $  18,511    $ 193,327
     Ratio of expenses to average daily net
         assets.............................                                   1.12%(2)     1.35%(2)
     Ratio of net investment income to average
         daily net assets...................                                   0.73%        0.42%

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
(2) Includes each Fund's share of its corresponding Portfolio's allocated expenses.

See notes to financial statements

                           WRIGHT MANAGED EQUITY TRUST

================================================================================


                                                                                  Year Ended December 31,
                                                            ---------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            1997*         1997         1996         1995         1994
---------------------------------------------------------------------------------------------------------------------------

                                                           Institutional
                                                              Shares                        Standard Shares
                                                          -------------     -----------------------------------------------

Net asset value, beginning of year..........                   $ 10.000      $16.690      $14.770      $13.090     $13.410
                                                              ---------    ---------    ---------    ---------    ---------

Income (loss) from Investment Operations:
     Net investment income .................                   $  0.006      $ 0.185      $ 0.128      $ 0.142     $ 0.127
     Net realized and unrealized gain (loss)
         on investments.....................                     (0.646)+      0.048+       2.902        1.638      (0.347)
                                                              ---------    ---------    ---------    ---------    ---------

         Total income (loss)
              from investment operations....                   $ (0.640)     $ 0.233      $ 3.030      $ 1.780    $ (0.220)
                                                              ---------    ---------    ---------    ---------    ---------

Less Distributions:
     From net investment income.............                    $ -         $ (0.163)    $ (0.100)    $ (0.100)   $ (0.100)
     From net realized gains................                     (0.230)      (0.740)      (1.010)       -           -
                                                              ---------    ---------    ---------    ---------    ---------


         Total distributions................                   $ (0.230)    $ (0.903)    $ (1.110)    $ (0.100)   $ (0.100)
                                                              ---------    ---------    ---------    ---------    ---------

Net asset value, end of year................                    $ 9.130      $16.020     $ 16.690     $ 14.770    $ 13.090
                                                             ==========   ==========   ==========   ==========   ==========

Total Return(1).............................                     (6.37%)       1.54%       20.73%       13.61%      (1.64%)
Ratios/Supplemental Data
     Net assets, end of year (000 omitted)..                   $ 45,094     $212,698      $268,732     $237,176    $200,232
     Ratio of expenses to average daily net
         assets.............................                      1.16%(3)++   1.31%(3)     1.30%        1.29%       1.31%
     Ratio of net investment income to average
         daily net assets...................                      0.15%++      0.82%        0.82%        0.99%       1.00%
     Portfolio turnover rate(2) ............                         4%           4%          29%          12%         12%

(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
(2) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(3) Includes each Fund's share of its corresponding Portfolio's allocated expenses.

+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amounts per share realized and unrealized gains and losses at such times.
++  Annualized.

 * For the period from July 7, 1997 (inception of offering Institutional shares) to December 31, 1997.

See notes to financial statements

                           WRIGHT MANAGED EQUITY TRUST

                          NOTES TO FINANCIAL STATEMENTS
================================================================================


(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Equity Trust (the Trust), issuer of Wright Selected Blue Chip Equities Fund (WBC) series, Wright Junior Blue Chip Equities Fund (WJBC) series, Wright Major Blue Chip Equities Fund (WMBC) series, and Wright International Blue Chip Equities Fund (WIBC) series (collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. WBC, WJBC, and WIBC invest all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding Fund. WBC invests its assets in the Selected Blue Chip Equities Portfolio, WJBC invests its assets in the Junior Blue Chip Equities Portfolio, and WIBC invests its assets in the International Blue Chip Equities Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (99.9%, 99.9%, and 99.9% at December 31, 1998 for WBC, WJBC, and WIBC, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A. Investment Valuations - For WMBC securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices, if those prices are deemed to be representative of market values at the close of business. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are unavailable or deemed not to be representative of market values at the close of business are appraised at their fair value as determined in good faith by or at the direction of the Trustees. Valuation of securities by WBC, WJBC and WIBC are discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

     B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     C. Income - For WMBC, dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. The net investment income of WBC, WJBC, and WIBC consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

     D. Expense Reduction - The Funds have entered into an arrangement with its custodian whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

     E. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

     F. Equalization - The Funds follow the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of Fund shares, equivalent on a per-share basis to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of Fund shares.

     G. Distributions - The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

     During the year ended December 31,1998, the following amounts were reclassified due to differences between book and tax accounting created primarily by the deferral of certain losses for tax purposes and character reclassifications between net investment income and net realized capital gains.

                          Accumulated Undistrib-
                         uted Net Realized Gain
                          (Loss) on Investment       Undistributed
               Paid-In    and Foreign Currency       Net Investment
               Capital        Transactions           Income (Loss)
-------------------------------------------------------------------------------

WBC         $(473,819)      $  478,432            $    (4,613)
WJBC          248,944         (246,568)                (2,376)
WMBC          968,959         (939,115)               (29,844)
WIBC        5,878,062       (7,141,079)             1,263,017


Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

H. Other - Investment transactions are accounted for on the date the investments are purchased or sold.

I. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

J. Multiple Classes of Shares of Beneficial Interest - Each Fund is authorized to offer a standard share class and an institutional share class. The share classes differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends, and liquidation. At December 31, 1998, only WIBC had an institutional share class.


(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged The Winthrop Corporation (Winthrop) to act as investment adviser to the Funds pursuant to the respective Investment Advisory Contracts. Pursuant to a service agreement between Winthrop and its wholly-owned subsidiary, Wright Investors' Service, Inc. (Wright), Wright furnishes each Fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31,1998, for WMBC the effective annual rate was 0.45%. The Portfolios have engaged Wright to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31, 1998, the effective annual rate was 0.02% for WBC, 0.04% for WJBC, 0.22% for WMBC, and 0.02% for WIBC. Certain of the Trustees
and   officers  of  the  Trust  are  Trustees  or  officers  of  the  above organizations. Except as to Trustees of the Trust who are not affiliated with Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Eaton Vance and Wright.

(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the Funds will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of Winthrop, an annual rate of 0.25% of each Fund's average daily net assets for activities primarily intended to result in the sale of each Fund's Standard shares. To enhance the net income of WJBC and WMBC, the Principal Underwriter made a reduction of its fee by $86,523 and $68,917, respectively. In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the year ended December 31, 1998 the Funds did not accrue or pay any service fees.

(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                                                     Year Ended                        Year Ended
                                                                  December 31, 1998                 December 31, 1997
                                                                  ---------------------------------------------------
                                                              Shares            Amount          Shares            Amount
--------------------------------------------------------------------------------------------------------------------------


Wright Selected Blue Chip Equities Fund --
   Sold    ..............................................    2,109,096    $  40,389,405       2,295,567     $  43,143,360
   Issued to shareholders in payment of
     distributions declared...............................     877,643       14,839,357       2,057,801        36,966,100
   Reacquired.............................................  (3,967,641)     (71,617,605)     (2,586,053)      (48,801,052)
                                                            ----------    -------------      ----------     -------------

     Net increase (decrease)..............................    (980,902)   $ (16,388,843)      1,767,315     $  31,308,408
                                                            ===========   ===============    ===========   ===============

Wright Junior Blue Chip Equities Fund --
   Sold...................................................   1,024,797    $  10,421,975       2,059,302     $  22,967,370
   Issued to shareholders in payment of
     distributions declared...............................      12,811          122,269         202,275         2,080,022
   Reacquired.............................................    (753,849)      (7,476,001)       (649,566)       (6,380,390)
                                                            ----------    -------------      ----------     -------------

     Net increase.........................................     283,759    $   3,068,243       1,612,011     $  18,667,002
                                                            ===========   ===============    ===========   ===============

Wright Major Blue Chip Equities Fund --
   Sold..................................................    2,262,400    $  27,942,197         432,179     $   5,533,181
   Issued to shareholders in payment of
    distributions declared................................     171,868        2,268,398         648,550         7,400,696
   Reacquired.............................................  (1,017,149)     (13,267,151)       (847,964)      (10,493,966)
                                                            ----------    -------------      ----------     -------------

     Net increase.........................................   1,417,119    $  16,943,444         232,765     $   2,439,911
                                                            ===========   ===============    ===========   ===============

Wright International Blue Chip Equities Fund -- Standard Shares:
   Sold...................................................   6,595,651    $ 110,930,477       6,878,669     $ 113,256,683
   Issued to shareholders in payment of
     distributions declared...............................     566,574        8,776,474         726,800        11,458,067
   Reacquired.............................................  (8,370,704)    (137,958,821)    (10,434,522)     (175,017,131)
                                                            ----------    -------------      ----------     -------------

     Net decrease.........................................  (1,208,479)   $ (18,251,870)     (2,829,053)    $ (50,302,381)
                                                            ===========   ===============    ===========   ===============


                                                                      Year Ended                        Year Ended
                                                                  December 31, 1998                 December 31, 1997
                                                                -------------------------------------------------------
                                                              Shares            Amount          Shares            Amount
----------------------------------------------------------------------------------------------------------------------------------
                                                                                       Period from July 7, 1997, the Inception
                                                                                          of Offering Institutional Shares,
                                                                                                to December 31, 1997
Wright International Blue Chip Equities Fund -- Institutional Shares:                  ----------------------------------------
   Sold...................................................           -    $           -       4,814,034     $  48,051,228
   Issued to shareholders in payment of distributions
     declared.............................................     249,025        2,139,120         122,616         1,107,228
   Reacquired.............................................  (3,070,822)     (27,056,001)            (82)             (750)
                                                            ----------    -------------      ----------     -------------

   Net increase (decrease)................................  (2,821,797)   $ (24,916,881)      4,936,568     $  49,157,706
                                                            ===========   ===============    ===========   ===============

(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than U.S. Government securities and short-term obligations were as follows:

                               Year Ended December 31,1998
                                 Wright Major Blue Chip
                                      Equities Fund
-----------------------------------------------------------------------------

Purchases.......................      $  33,490,829
                                      =============
Sales...........................      $  19,212,473
                                      =============

-----------------------------------------------------------------------------


     Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended December 31, 1998 were as follows:

                     WBC           WJBC            WIBC
-------------------------------------------------------------------------------

Increases..... $ 40,294,485    $10,001,530    $110,766,485
Decreases.....  (75,343,029)    (7,395,707)   (166,998,630)

-------------------------------------------------------------------------------


(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 1998, as computed on a federal income tax basis, are as follows:

                                      Wright Major Blue Chip
                                           Equities Fund
------------------------------------------------------------------------------

Aggregate cost..........................  $ 40,089,927
                                          =============
Gross unrealized appreciation...........  $ 12,094,880
Gross unrealized depreciation...........      (175,985)
                                          -------------

Net unrealized appreciation.............  $ 11,918,895
                                          =============

(7)  LINE OF CREDIT

     The Funds participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating Funds at the end of each quarter. The Funds did not have significant borrowings or allocated fees during the year ended December 31, 1998.


(8)  SUBSEQUENT EVENT

     Effective January 1, 1999, Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Portugal, and Spain have adopted the Euro as its common currency. Existing national currencies of these countries will be sub-currencies of the Euro until July 1, 2002, when the old currencies disappear entirely. The conversion to Euro impacts only the Wright International Blue Chip Equities Fund and there is no financial statement implication as of December 31, 1998.

                          INDEPENDENT AUDITORS' REPORT

================================================================================




  To the Trustees and Shareholders of
  The Wright Managed Equity Trust:

     We have audited the accompanying statements of assets and liabilities, including the portfolio of investments of Wright Major Blue Chip Equities Fund, of The Wright Managed Equity Trust (the Trust) (comprising, respectively, of Wright Selected Blue Chip Equities Fund, Wright Junior Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund) as of December 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for each of the years in the five-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1998, by correspondence with the custodian and brokers; where replieswere not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the aforementioned Funds of The Wright Managed Equity Trust as of December 31, 1998, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


   DELOITTE & TOUCHE LLP


   Boston, Massachusetts
   January 29, 1999

                           WRIGHT MANAGED INCOME TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                December 31, 1998
================================================================================


                                                             Wright                  Wright                  Wright
                                                          U.S. Treasury          U.S. Government          U.S. Treasury
                                                       Money Market Fund+        Near Term Fund               Fund
                                                             (WTMM)                  (WNTB)                  (WUSTB)
---------------------------------------------------------------------------------------------------------------------------------

ASSETS:
   Investments -
     Amortized cost..................................    $  91,246,306            $          -            $          -
     Investments in Portfolio, at value (identified cost
       of $90,640,832 and $62,258,422 for
       WNTB and WUSTB, respectively) ................                -              92,199,965              67,329,641
                                                           ------------            ------------            ------------

   Total investments, at value (Note 1A).............    $  91,246,306            $ 92,199,965            $ 67,329,641
   Cash..............................................            3,348                       -                       -
   Receivable for Fund shares sold...................          177,884                 102,272                  33,997
                                                          -------------            ------------            ------------
       Total Assets..................................    $  91,427,538            $ 92,302,237            $ 67,363,638
                                                          -------------            ------------            ------------


LIABILITIES:
   Payable for Fund shares reacquired................    $      23,016            $    184,602            $      6,994
   Distributions payable.............................           54,137                 184,917                  91,857
   Accrued management fees...........................            6,540                       -                       -
   Accrued expenses and other liabilities............           20,853                  11,174                   8,429
                                                          -------------            ------------            ------------

       Total Liabilities.............................    $     104,546            $    380,693            $    107,280
                                                          -------------            ------------            ------------


NET ASSETS...........................................    $  91,322,992            $ 91,921,544            $ 67,256,358
                                                         ==============           ==============          ==============

NET ASSETS CONSIST OF:
   Proceeds  from  sales of shares  (including  the market  value of  securities received in exchange for Fund shares and shares issued to  shareholders  in payment of distributions declared), less cost
     of shares reacquired............................    $  91,322,992            $105,354,342            $ 61,962,317
   Accumulated net realized gain (loss) on investments
     (computed on the basis of identified cost)......                -             (14,989,198)                222,822
   Unrealized appreciation of investments
     (computed on the basis of identified cost)......                -               1,559,133               5,071,219
   Distributions in excess of net investment income..                -                  (2,733)                      -
                                                          -------------            ------------            ------------

     Net assets applicable to outstanding shares.....    $  91,322,992            $ 91,921,544            $ 67,256,358
                                                         ==============           ==============          ==============
   SHARES OF BENEFICIAL INTEREST OUTSTANDING.........       91,322,992               8,946,956               4,671,354
                                                         ==============           ==============          ==============
   NET ASSET VALUE, OFFERING PRICE,
     AND REDEMPTION PRICE PER SHARE
     OF BENEFICIAL INTEREST..........................            $1.00                  $10.27                  $14.40
                                                         ==============           ==============          ==============


+ The Wright U.S. Treasury Money Market Fund does not invest in a corresponding master portfolio. The amortized cost of securities held at December 31, 1998 is the same as the market value.

See notes to financial statements

                           WRIGHT MANAGED INCOME TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                December 31, 1998
================================================================================


                                                                                     Wright                  Wright
                                                                                  Total Return           Current Income
                                                                                   Bond Fund+                 Fund
                                                                                     (WTRB)                  (WCIF)
--------------------------------------------------------------------------------------------------------------------------

ASSETS:
   Investments -
     Identified cost.................................                             $109,135,836            $          -
     Unrealized appreciation.........................                                5,398,425                       -
     Investment in Portfolio, at value (identified cost
       of $111,564,176 for WCIF).....................                                        -             113,706,741
                                                                                   ------------            ------------

   Total investments at value (Note 1A)..............                             $114,534,261            $113,706,741
   Cash..............................................                             4,178                   -
   Receivable for Fund shares sold...................                                  156,414                  62,315
   Interest receivable...............................                                1,556,539                       -
                                                                                   ------------            ------------

       Total Assets..................................                             $116,251,392            $113,769,056
                                                                                   ------------            ------------

LIABILITIES:
   Payable for Fund shares reacquired................                             $    186,702            $    105,679
   Distributions payable.............................                                  114,391                 161,875
   Accrued expenses and other liabilities............                                   12,949                   8,749
                                                                                   ------------            ------------

       Total Liabilities.............................                             $    314,042            $    276,303
                                                                                   ------------            ------------


NET ASSETS...........................................                             $115,937,350            $113,492,753
                                                                                  =============           =============
NET ASSETS CONSIST OF:
   Proceeds  from  sales of shares  (including  the market  value of  securities received in exchange for Fund shares and shares issued to shareholders  in
     payment of distributions declared), less cost of shares reacquired           $110,549,840            $112,634,632
   Accumulated undistributed net realized gain (loss) on investments
     (computed on the basis of identified cost)                                           (581)             (1,053,609)
   Unrealized appreciation of investments
     (computed on the basis of identified cost)......                                5,398,425               2,142,565
   Distributions in excess of net
     investment income...............................                                  (10,334)               (230,835)
                                                                                   ------------            ------------

     Net assets applicable to outstanding shares.....                             $115,937,350            $113,492,753
                                                                                  =============           =============
Computation of net asset value, offering and redemption price per share:
   Standard Shares:
     Net assets......................................                             $115,937,350            $ 90,261,516
                                                                                  =============           =============
     Shares of beneficial interest outstanding.......                                8,707,706               8,466,035
                                                                                  =============           =============
     Net asset value, offering price, and redemption price
       per share of beneficial interest..............                                   $13.31                  $10.66
                                                                                  =============           =============

   Institutional Shares:
     Net assets......................................                                                     $ 23,231,237
                                                                                                          =============
     Shares of beneficial interest outstanding.......                                                        2,289,544
                                                                                                          =============
     Net asset value, offering price, and redemption price
       per share of beneficial interest..............                                                            $10.15
                                                                                                          =============

+ The Wright Total Return Bond Fund does not invest in a corresponding master portfolio.

See notes to financial statements

                           WRIGHT MANAGED INCOME TRUST
                            STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1998
================================================================================


                                                             Wright                  Wright                  Wright
                                                          U.S. Treasury          U.S. Government          U.S. Treasury
                                                       Money Market Fund+        Near Term Fund               Fund
                                                             (WTMM)                  (WNTB)                  (WUSTB)
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):
  Income -
   Interest income...................................     $  4,769,733            $          -            $          -
   Interest income allocated from Portfolio..........                -               6,293,373               4,312,872
   Expenses allocated from Portfolio.................                -                (568,580)               (385,901)
                                                          ------------            ------------            ------------

    Investment income................................     $  4,769,733            $  5,724,793            $  3,926,971
                                                          ------------            ------------            ------------

  Expenses -
   Investment Adviser fee (Note 3)...................     $    329,520            $          -            $          -
   Administrator fee (Note 3)........................           65,724                  26,620                  19,333
   Compensation of Trustees not affiliated with the
    Investment Adviser or Administrator..............            3,935                   3,437                   3,437
   Custodian fee (Note 1C)...........................           45,290                  13,875                   5,500
   Distribution expenses (Note 4)....................                -                 251,751                 180,464
   Transfer and dividend disbursing agent fees.......           57,471                  43,036                  21,441
   Printing..........................................            2,868                     731                   2,502
   Audit services....................................           30,040                  12,660                  12,660
   Legal services....................................            7,621                   2,940                   2,940
   Registration costs................................           15,835                  20,952                  17,270
   Miscellaneous.....................................           18,682                     377                  10,002
                                                          ------------            ------------            ------------

    Total expenses...................................     $    576,986            $    376,379            $    275,549
                                                          ------------            ------------            ------------

Deduct -
   Reduction of Investment Adviser fee (Note 3)......     $    154,396            $          -            $          -
   Reduction of distribution expenses by
    Principal Underwriter (Note 4)...................                -                  32,942                  11,245
                                                          ------------            ------------            ------------

     Total deductions................................     $    154,396            $     32,942            $     11,245
                                                          ------------            ------------            ------------

     Net expenses....................................     $    422,590            $    343,437            $    264,304
                                                          ------------            ------------            ------------

      Net investment income..........................     $  4,347,143            $  5,381,356            $  3,662,667
                                                          ------------            ------------            ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investment transactions from
   Portfolio (identified cost basis).................     $          -            $    (45,687)           $    984,728
  Net change in unrealized appreciation
   of investments....................................                -                 580,238               2,386,702
                                                          ------------            ------------            ------------

   Net realized and unrealized gain (loss)
     on investments..................................     $          -            $    534,551            $  3,371,430
                                                          ------------            ------------            ------------

    Net increase in net assets from operations.......     $  4,347,143            $  5,915,907            $  7,034,097
                                                          =============           =============           =============


+ The Wright U.S. Treasury Money Market Fund does not invest in a corresponding master portfolio.

See notes to financial statements

                           WRIGHT MANAGED INCOME TRUST
                            STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1998
================================================================================


                                                                                     Wright                  Wright
                                                                                  Total Return           Current Income
                                                                                   Bond Fund+                 Fund
                                                                                     (WTRB)                  (WCIF)
----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):
  Income -
   Interest income...................................                             $  5,730,454            $          -
   Interest income allocated from Portfolio..........                                        -               7,361,461
   Expenses allocated from Portfolio.................                                        -                (603,848)
                                                                                  ------------            ------------

    Investment income................................                             $  5,730,454            $  6,757,613
                                                                                  ------------            ------------

  Expenses -
   Investment Adviser fee (Note 3)...................                             $    377,910            $          -
   Administrator fee (Note 3)........................                                   92,690                  27,077
   Compensation of Trustees not affiliated with the
    Investment Adviser or Administrator..............                                    3,135                   3,773
   Custodian fee - Standard shares (Note 1C).........                                   25,442                  11,365
   Custodian fee - Institutional shares (Note 1C)....                                        -                   9,151
   Distribution expenses - Standard shares (Note 4)..                                  234,993                 209,645
   Transfer and dividend disbursing agent fees
    - Standard shares................................                                   53,830                  27,460
   Transfer and dividend disbursing agent fees
    - Institutional shares...........................                                        -                   6,732
   Printing..........................................                                    2,045                   1,024
   Audit services....................................                                   32,900                  16,100
   Legal services....................................                                    2,452                   1,914
   Registration costs - Standard shares..............                                   10,495                  13,752
   Registration costs - Institutional shares.........                                        -                   8,008
   Miscellaneous.....................................                                    9,187                   3,391
                                                                                  ------------            ------------

    Total expenses...................................                             $    845,079            $    339,392

  Deduct -
   Reduction of distribution expenses by
    Principal Underwriter - Standard shares (Note 4).                             $          -            $     18,135
                                                                                  ------------            ------------

     Net expenses....................................                             $    845,079                 321,257
                                                                                  ------------            ------------

      Net investment income..........................                             $  4,885,375            $  6,436,356
                                                                                  ------------            ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)...........................                             $    839,997            $          -
  Net realized loss on investment transactions
   from Portfolio (identified cost basis)............                                        -                (142,545)
                                                                                  ------------            ------------

   Net realized gain (loss) on investments...........                             $    839,997            $   (142,545)
                                                                                  ------------            ------------

  Change in unrealized appreciation of investments...                             $  2,803,169            $          -
  Change in unrealized appreciation of investments from
   Portfolio.........................................                                        -                 406,744
                                                                                  ------------            ------------

   Net change in unrealized appreciation of investments                           $  2,803,169            $    406,744
                                                                                  ------------            ------------

   Net realized and unrealized gain on investments...                             $  3,643,166            $    264,199
                                                                                  ------------            ------------

    Net increase in net assets from operations.......                             $  8,528,541            $  6,700,555
                                                                                  =============           =============

+ The Wright Total Return Bond Fund does not invest in a corresponding master portfolio.

See notes to financial statements

                           WRIGHT MANAGED INCOME TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                            Wright                        Wright                         Wright
                                         U.S. Treasury                U.S. Government                 U.S. Treasury
                                       Money Market Fund              Near Term Fund                      Fund
                                            (WTMM)                        (WNTB)                         (WUSTB)
                                      Year Ended Dec. 31            Year Ended Dec. 31             Year Ended Dec. 31
                                    --------------------------------------------------------------------------------------
                                     1998           1997            1998           1997           1998            1997
--------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  From operations -
   Net investment income........$  4,347,143    $   4,485,565  $  5,381,356   $   6,722,207   $  3,662,667   $  3,378,249
   Net realized gain (loss) on
    investment transactions.....           -               -        (45,687)       (189,969)       984,728        (10,016)
   Change in unrealized appreciation
    (depreciation) of investments          -               -        580,238         (21,256)     2,386,702      2,443,170
                                 ------------    ------------   ------------   ------------    ------------   ------------

    Net increase in
     net assets resulting from
     operations.................$  4,347,143    $  4,485,565   $  5,915,907   $   6,510,982   $  7,034,097   $  5,811,403
                                ------------    ------------   ------------   ------------    ------------   ------------


  Distributions to shareholders (Note 2) -
   From net investment income...$ (4,347,143)   $ (4,485,565)  $ (5,565,401)  $  (6,658,751)  $ (3,755,230)  $ (3,277,052)
   From net realized gain.......           -               -              -               -       (751,891)      (438,333)
   In excess of realized gains..           -               -              -               -              -        (22,651)
                                ------------    ------------   ------------   ------------    ------------   ------------

    Total distributions.........$ (4,347,143)   $ (4,485,565)  $ (5,565,401)  $  (6,658,751)  $ (4,507,121)  $ (3,738,036)
                                ------------    ------------   ------------   ------------    ------------   ------------


  Fund share transactions (Note 5)+ -
   Proceeds from shares sold....$269,270,734    $227,054,512   $ 16,447,345   $  19,532,312   $ 18,684,432   $ 26,166,981
   Reinvestment of dividends....   2,616,748       2,684,765      3,163,303       3,583,844      3,313,736      1,808,793
   Cost of shares reacquired....(267,623,266)   (237,864,010)   (30,604,406)    (50,728,625)   (31,426,843)   (10,869,033)
                                ------------    ------------   ------------   ------------    ------------   ------------

  Net increase (decrease) in net
   assets from Fund share
   transactions.................$  4,264,216    $ (8,124,733)  $(10,993,758)  $ (27,612,469)  $ (9,428,675)  $ 17,106,741
                                ------------    ------------   ------------   ------------    ------------   ------------

    Net increase (decrease)
      in net assets.............$  4,264,216    $ (8,124,733)  $(10,643,252)  $ (27,760,238)  $ (6,901,699)  $ 19,180,108

NET ASSETS:
  At beginning of year..........  87,058,776      95,183,509    102,564,796     130,325,034     74,158,057     54,977,949
                                ------------    ------------   ------------   ------------    ------------   ------------

  At end of year................$ 91,322,992    $ 87,058,776   $ 91,921,544   $ 102,564,796   $ 67,256,358   $ 74,158,057
                                =============   =============  =============  =============   =============  =============

UNDISTRIBUTED(DISTRIBUTIONS IN
 EXCESS OF) NET INVESTMENT INCOME
 INCLUDED IN NET ASSETS
 AT END OF YEAR.................$          -    $          -   $     (2,733)  $     228,999   $          -   $    105,524
                                =============   =============  =============  =============   =============  =============



+   For WTMM, the Fund share transactions are at a net asset value of $1.00 per share.

See notes to financial statements

                           WRIGHT MANAGED INCOME TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS
================================================================================


                                                                          Wright                         Wright
                                                                       Total Return                  Current Income
                                                                         Bond Fund                        Fund
                                                                          (WTRB)                         (WCIF)
                                                                    Year Ended Dec. 31             Year Ended Dec. 31
                                                                   ------------------------------------------------------------
                                                                    1998           1997           1998            1997
-------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  From operations -
   Net investment income........                               $  4,885,375   $   4,482,734   $  6,436,356   $  5,415,858
   Net realized gain (loss) on
    investment transactions.....                                    839,997         208,959       (142,545)       (98,264)
   Change in unrealized appreciation
    of investments..............                                  2,803,169       2,451,993        406,744      2,131,195
                                                               ------------   ------------    ------------   ------------

    Net increase in
     net assets resulting from
     operations.................                               $  8,528,541   $   7,143,686   $  6,700,555   $  7,448,789
                                                               ------------   ------------    ------------   ------------


  Distributions to shareholders (Note 2) -
   From net investment income -
    Standard shares.............                               $ (4,935,698)  $  (4,473,380)  $ (5,063,570)  $ (4,764,576)
    Institutional shares........                                          -               -     (1,363,651)      (615,830)
   In excess of net investment income -
    Standard shares.............                                          -               -         (4,167)             -
   From net realized gain -
    Standard shares.............                                 (1,048,957)              -              -              -
   In excess of realized gains -
    Standard shares.............                                     (6,717)              -              -              -
                                                               ------------   ------------    ------------   ------------

    Total distributions.........                               $ (5,991,372)  $  (4,473,380)  $ (6,431,388)  $ (5,380,406)
                                                                ------------   ------------    ------------   ------------


  Net increase (decrease) in net assets
   from Fund share transactions (Note 5) -
    Standard shares.............                               $ 33,396,518   $ (14,048,274)  $ 13,841,664   $  9,750,500
    Institutional shares........                                          -               -      1,363,651     21,576,017
                                                                ------------   ------------    ------------   ------------

    Net increase (decrease) in net assets
     from Fund share transactions                              $ 33,396,518   $  (14,048,274) $ 15,205,315   $ 31,326,517
                                                                ------------   ------------    ------------   ------------

    Net increase (decrease)
      in net assets.............                               $ 35,933,687   $ (11,377,968)  $ 15,474,482   $ 33,394,900

NET ASSETS:
  At beginning of year..........                                 80,003,663      91,381,631     98,018,271     64,623,371
                                                               ------------   ------------    ------------   ------------

  At end of year................                               $115,937,350   $  80,003,663   $113,492,753   $ 98,018,271
                                                               =============  =============   =============  =============

UNDISTRIBUTED (DISTRIBUTIONS
  IN EXCESS OF) NET INVESTMENT
  INCOME INCLUDED IN NET
  ASSETS AT END OF YEAR........                                $    (10,334)  $      84,842   $   (230,835)  $   (100,084)
                                                               =============  =============   =============  =============

See notes to financial statements

                           WRIGHT MANAGED INCOME TRUST

                     WRIGHT U.S. TREASURY MONEY MARKET FUND
================================================================================


                                                                                  Year Ended December 31,
                                                            -----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            1998          1997         1996         1995         1994
-----------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year.............               $1.00        $1.00        $1.00         $1.00        $1.00

Income from Investment Operations:
   Net investment income(1)  ..................                0.0460       0.04739      0.04745       0.05212      0.03494

Less Distributions:
   From net investment income..................               (0.0460)     (0.04739)    (0.04745)     (0.05212)      (0.03494)
                                                              --------     ---------    --------     ----------     ----------

Net asset value, end of year...................               $1.00        $1.00        $1.00         $1.00        $1.00
                                                              =========    =========    =========    =========    =========

Total Return(2)................................                4.73%        4.84%        4.85%         5.34%        3.55%
Ratios/Supplemental Data:
   Net assets, end of year (000 omitted).......               $91,323      $87,059      $95,184      $45,889      $68,877
   Ratio of net expenses to average daily
     net assets(1).............................                0.45%        0.45%        0.45%(3)      0.46%(3)      0.45%
   Ratio of net investment income to average daily
     net assets(1).............................                4.61%        4.74%        4.73%         5.22%        3.77%

(1)During each of the above periods, the Investment Adviser reduced its fee and in certain periods was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                                  Year Ended December 31,
                                                           ---------------------------------------------------------------------
                                                               1998         1997          1996         1995         1994
--------------------------------------------------------------------------------------------------------------------------------

Net investment income per share................               $ 0.04440     $0.04599     $0.04524     $0.05120     $0.03253
                                                              =========    =========    =========    =========    =========
Ratios (As a percentage of average daily net assets):
   Expenses....................................                   0.61%        0.59%        0.67%        0.65%        0.71%
                                                              =========    =========    =========    =========    =========
   Net investment income ......................                   4.45%        4.60%        4.51%        5.03%        3.51%
                                                              =========    =========    =========    =========    =========


(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Custodian fees were reduced by credits resulting from cash balances the Fund maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 0.44% and 0.45% for the years ended December 31, 1996 and 1995, respectively.

See notes to financial statements

                           WRIGHT MANAGED INCOME TRUST

                      WRIGHT U.S. GOVERNMENT NEAR TERM FUND
================================================================================


                                                                                  Year Ended December 31,
                                                             ----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            1998          1997         1996         1995         1994
-----------------------------------------------------------------------------------------------------------------------------



Net asset value, beginning of year..........                  $ 10.240     $  10.240    $  10.450    $   9.920     $ 10.840
                                                               --------     --------     --------     --------      --------

Income (loss) from Investment Operations:
   Net investment income(1) ................                  $  0.549     $   0.599    $   0.606    $   0.631     $  0.588
   Net realized and unrealized gain (loss)
     on investments.........................                     0.048+       (0.010)      (0.212)       0.524       (0.920)
                                                               --------     --------     --------     --------      --------

     Total income (loss) from investment
       operations...........................                   $ 0.597    $    0.589    $   0.394    $   1.155     $ (0.332)
                                                               --------     --------     --------     --------      --------

Less distributions from net investment income                 $ (0.567)    $  (0.589)   $  (0.604)   $  (0.625)    $ (0.588)
                                                               --------     --------     --------     --------      --------

Net asset value, end of year................                  $ 10.270     $  10.240    $  10.240    $  10.450     $  9.920
                                                              =========    =========    =========    =========     ========

Total Return(2).............................                     5.98%        5.93%         3.91%       11.93%      (3.10%)
Ratios/Supplemental Data:
   Net assets, end of year (000 omitted)....                  $ 91,922     $102,565     $ 130,325    $ 143,600     $212,122
   Ratio of expenses to average net assets..                    0.88%(4)   0.87%(4)         0.80%        0.80%        0.70%
   Ratio of expenses after custodian fee
     reduction to average net assets(5) ....                    0.87%(4)         -             -            -            -
   Ratio of net investment income to average
     net assets.............................                     5.38%        5.82%         5.90%        6.20%        5.70%
   Portfolio Turnover Rate(3) ..............                        -            4%           28%          21%          33%

(1)During the years ended December 31, 1998 and 1997, the operating expenses of the fund were reduced by an allocation of expenses to the Investment Adviser or a reduction in distribution fees, or a combination, thereof. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                1998          1997
                                                          -----------------------------

     Net investment income per share........                  $  0.546     $   0.597
                                                              =========    =========
     Ratios (As a percentage of average net assets):
         Expenses...........................                     0.91%(4)      0.89%(4)
                                                              =========    =========
         Expenses after custodian fee reduction                  0.90%(4)         -
                                                              =========    =========
         Net investment income..............                     5.35%         5.80%
                                                              =========    =========

(2) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(4) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
(5) Custodian fees were reduced by credits resulting from cash balances the Fund maintained with the Custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995.
 + Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of fund shares and the amounts per share of realized and unrealized gains and losses at such times.

See notes to financial statements

                           WRIGHT MANAGED INCOME TRUST

                            WRIGHT U.S. TREASURY FUND
================================================================================


                                                                                  Year Ended December 31,
                                                             -----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            1998          1997        1996(3)       1995         1994
------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $ 13.950     $  13.580    $  14.710    $  12.250     $ 14.360
                                                              --------     --------     --------     --------      --------

Income (loss) from Investment Operations:
   Net investment income(1).................                  $  0.724     $   0.721    $   0.769    $   0.880     $  0.880
   Net realized and unrealized gain (loss)
     on investments.........................                     0.632         0.462       (0.973)       2.458       (2.110)
                                                              --------     --------     --------     --------      --------

     Total income (loss)
       from investment operations...........                  $  1.356     $   1.183    $  (0.204)   $   3.338     $ (1.230)
                                                              --------     --------     --------     --------      --------

Less Distributions:
   From net investment income...............                  $ (0.741)    $  (0.703)   $  (0.756)   $  (0.878)    $ (0.880)
   From net realized gain...................                    (0.165)       (0.110)      (0.170)       -            -
                                                              --------     --------     --------     --------      --------


     Total distributions....................                  $ (0.906)    $  (0.813)   $  (0.926)   $  (0.878)    $ (0.880)
                                                              --------     --------     --------     --------      --------

Net asset value, end of year................                  $ 14.400     $  13.950    $  13.580    $  14.710     $ 12.250
                                                              =========    =========    =========    =========    =========
Total Return(2).............................                     9.95%        9.09%       (1.23%)       28.18%       (8.66%)
Ratios/Supplemental Data:
   Net assets, end of year (000 omitted)....                  $ 67,256     $ 74,158     $  54,978    $  15,156     $ 16,658
   Ratio of net expenses to average net assets                   0.94%(5)     1.01%(5)      0.90%         0.90%        0.90%
   Ratio of net expenses after custodian fee
     reduction to average net assets(6).....                     0.90%(5)     0.87%(5)            -            -            -
   Ratio of net investment income to average
     net assets.............................                     5.09%        5.34%         5.50%         6.60%        6.90%
   Portfolio Turnover Rate(4) ..............                        -            1%           65%            8%           1%

(1)During each of the five years ended December 31, 1998, the operating expenses of the Fund were reduced by an allocation of expenses to the Investment Adviser or a reduction in distribution fees by the Principal Underwriter, or a combination thereof. Had such action not been undertaken, the net investment income per share and the ratios would have been as follows:

                                                                                  Year Ended December 31,
                                                            ------------------------------------------------------------------
                                                                1998          1997         1996         1995         1994
------------------------------------------------------------------------------------------------------------------------------

Net investment income per share.............                  $  0.721     $   0.720    $   0.769    $   0.827     $  0.854
                                                              =========    =========    =========    =========    =========
Ratios (As a percentage of average net assets):

   Expenses   ..............................                     0.96%(5)      1.02%(5)     0.90%        1.20%        1.10%
                                                              =========    =========    =========    =========    =========
   Expenses after custodian fee reduction...                     0.92%(5)      0.89%(5)        -            -            -
                                                              =========    =========    =========    =========    =========
   Net investment income....................                     5.07%         5.33%        5.50%        6.20%        6.70%
                                                              =========    =========    =========    =========    =========

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3) Certain of the per share data are based on average shares outstanding.
(4) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(5) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
(6) Custodian fees were reduced by credits resulting from cash balances the Fund maintained with the Custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995.

See notes to financial statements

                           WRIGHT MANAGED INCOME TRUST

                          WRIGHT TOTAL RETURN BOND FUND
================================================================================


                                                                                  Year Ended December 31,
                                                             ----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            1998          1997        1996(2)       1995         1994
-----------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $ 12.930     $  12.500    $  13.120    $  11.430     $ 13.010
                                                              --------     --------     --------     --------      --------

Income (loss) from Investment Operations:
   Net investment income ...................                  $  0.680     $   0.690    $   0.720    $   0.758     $  0.740
   Net realized and unrealized gain (loss) on
     investments............................                     0.524         0.427       (0.631)       1.685       (1.580)
                                                              --------     --------     --------     --------      --------

     Total income (loss)
       from investment operations...........                  $  1.204     $   1.117    $   0.089    $   2.443     $ (0.840)
                                                              --------     --------     --------     --------      --------

Less Distributions:
   From net investment income...............                  $ (0.690)    $  (0.687)   $  (0.709)   $  (0.753)    $ (0.740)
   From net realized gain on investments....                    (0.133)        -            -            -            -
   In excess of net realized gain on investments                (0.001)        -            -            -            -
                                                              --------     --------     --------     --------      --------

     Total distributions....................                  $ (0.824)    $  (0.687)   $  (0.709)   $  (0.753)    $ (0.740)
                                                              --------     --------     --------     --------      --------

Net asset value, end of year................                  $ 13.310     $ 12.930     $ 12.500     $  13.120     $ 11.430
                                                              =========    =========    =========    =========    =========

Total Return(1).............................                     9.56%        9.25%        0.87%        21.97%      (6.57%)
Ratios/Supplemental Data:
   Net assets, end of year (000 omitted)....                  $115,937     $ 80,004     $ 91,382     $ 122,762     $143,497
   Ratio of net expenses to average net assets                   0.90%        0.90%        0.80%         0.80%        0.80%
   Ratio of net investment income to average
     net assets.............................                     5.18%        5.50%        5.70%         6.20%        6.10%
   Portfolio Turnover Rate..................                       26%          34%          96%           50%          32%


(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(2)Certain of the per share data are based on average shares outstanding.

See notes to financial statements

                           WRIGHT MANAGED INCOME TRUST

                           WRIGHT CURRENT INCOME FUND
================================================================================

                                                                            Year Ended December 31,
                                                                        -------------------------------
FINANCIAL HIGHLIGHTS                                                          1998         1998
-------------------------------------------------------------------------------------------------------

                                                                          Institutional  Standard
                                                                             Shares       Shares

Net asset value, beginning of year .........                               $  10.120    $  10.630
                                                                            --------     --------

Income (loss) from Investment Operations:
   Net investment income(1) ................                               $   0.619    $   0.646
   Net realized and unrealized gain on
     investments............................                                   0.026        0.028
                                                                            --------     --------

       Total income
         from investment operations.........                               $   0.645    $   0.674
                                                                            --------     --------


Less Distributions:
   From net investment income...............                               $  (0.615)   $  (0.643)
   In excess of net investment income.......                                   -           (0.001)
                                                                            --------     --------

       Total distributions..................                               $  (0.615)   $  (0.644)
                                                                            --------     --------

Net asset value, end of year ...............                               $  10.150    $  10.660
                                                                           =========    =========

Total Return(2).............................                                   6.56%        6.51%
Ratios/Supplemental Data:
   Net assets, end of year (000 omitted)....                               $  23,231    $  90,262
     Ratio of net expenses to average net assets                               0.75%(3)     0.90%(3)
     Ratio of net investment income to average
         net assets.........................                                   6.11%        6.03%

     (1)For the year ended December 31, 1998, the operating expenses of the fund were reduced by a reduction in distribution fees by the Principal Underwriter. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                                           1998

   Net investment income per share..........                                            $   0.644
                                                                                        =========
   Ratios (As a percentage of average net assets):
         Expenses...........................                                                0.92%(3)
                                                                                        =========
         Net investment income..............                                                6.01%
                                                                                        =========

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Includes each Fund's share of its corresponding Portfolio's allocated expenses.


See notes to financial statements

                           WRIGHT MANAGED INCOME TRUST

================================================================================


                                                                            Year Ended December 31,
                                                             ----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           1997**         1997         1996         1995         1994
-----------------------------------------------------------------------------------------------------------------------------

                                                            Institutional
                                                               Shares                       Standard Shares
                                                              --------       ---------------------------------------------

Net asset value, beginning of period........                  $ 10.000     $  10.430    $  10.670    $   9.710     $ 10.750
                                                              --------     --------     --------     --------      --------

Income (loss) from Investment Operations:
   Net investment income(1) ................                  $  0.313     $   0.658    $   0.674    $   0.696     $  0.690
   Net realized and unrealized gain (loss) on
     investments............................                     0.120         0.206       (0.239)       0.955       (1.040)
                                                              --------     --------     --------     --------      --------

       Total income (loss)
         from investment operations.........                  $  0.433     $   0.864    $   0.435    $   1.651     $ (0.350)
                                                              --------     --------     --------     --------      --------


Less Distributions:
   From net investment income...............                  $ (0.313)(6) $  (0.664)   $  (0.675)   $  (0.691)    $ (0.690)*
                                                              --------     --------     --------     --------      --------

       Total distributions..................                  $ (0.313)    $  (0.664)   $  (0.675)   $  (0.691)    $ (0.690)
                                                              --------     --------     --------     --------      --------

Net asset value, end of period..............                  $ 10.120     $  10.630    $  10.430    $  10.670     $  9.710
                                                              =========    =========    =========    =========    =========

Total Return(2).............................                     4.40%         8.56%        4.31%       17.46%       (3.30%)
Ratios/Supplemental Data:
   Net assets, end of period (000 omitted)..                  $  21,801    $  76,217    $  64,623    $  66,345      $84,178
     Ratio of net expenses to average net assets                  0.48%(4)(5)  0.89%(4)     0.90%        0.90%        0.80%
     Ratio of net investment income to average
         net assets.........................                     4.70%(5)      6.44%        6.50%        6.80%        6.90%
   Portfolio Turnover Rate(3) ..............                        2%            3%           9%          26%          10%

* Includes distribution in excess of net investment income of $.00013 per share. ** For the period from July 7, 1997 (start of business) to December 31, 1997.

(1)For the year ended December 31, 1997, the Principal Underwriter reduced its fees. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                1997

     Net investment income per share........                  $  0.652
                                                              =========
     Ratios (As a percentage of average net assets):
         Expenses...........................                     0.95%(4)
                                                              =========
         Net investment income..............                     6.38%
                                                              =========

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(4)Includes each Fund's share of its corresponding Portfolio's allocated expenses.
(5)Annualized.
(6)Includes distribution in excess of net investment income of $0.00001 per share.

See notes to financial statements

                           WRIGHT MANAGED INCOME TRUST

                          NOTES TO FINANCIAL STATEMENTS
================================================================================


(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Income Trust (the Trust), issuer of Wright U.S. Treasury Money Market Fund (WTMM) series, Wright U.S. Government Near Term Fund
(WNTB)(formerly Wright U.S. Treasury Near Term Fund) series, Wright U.S. Treasury Fund (WUSTB) series, Wright Total Return Bond Fund (WTRB) series, and Wright Current Income Fund (WCIF) series (collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. WNTB, WUSTB, and WCIF invest all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding Fund. WNTB invests its assets in the Near Term Portfolio, WUSTB invests its assets in the U.S. Treasury Portfolio, and WCIF invests its assets in the Current Income Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (99.9%, 99.9%, and 99.9% at December 31, 1998 for WNTB, WUSTB, and WCIF, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A. Investment Valuations - For WTRB investments for which market quotations are readily available are valued at current market value as furnished by a pricing service. Investments for which valuations are not readily available will be appraised at their fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. WTMM's money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes market value. WTMM's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Valuation of securities by WNTB, WUSTB, and WCIF are discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

     B. Interest Income - For WTMM and WTRB, interest income consists of interest accrued and discount earned (including both original issue and market discount) and amortization of premium or discount on long-term debt securities when required for federal income tax purposes. The income is accrued ratably to the date of maturity on the investments of the Funds. The net investment income of WNTB, WUSTB, and WCIF consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

     C. Expense Reduction - The Funds have entered into an arrangement with its custodian agent whereby interest earned on uninvested cash balance is used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

     D. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1998, the Trust, for federal income tax purposes, had capital loss carryovers of $24,852 (WTMM), $14,989,198
(WNTB), and $1,025,395 (WCIF) which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective Fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

       12/31     WTMM        WNTB          WCIF
-------------------------------------------------------------------------------

      1999    $    --    $ 4,467,443  $     --
      2000         939     2,957,673        --
      2001         --            --         --
      2002       3,236     6,936,070    676,782
      2003         --        376,568    215,933
      2004      13,981           --     113,252
      2005       4,550       188,862     19,428
      2006       2,146        62,582        --
-------------------------------------------------------------------------------

     At December 31, 1998, net capital losses of $12,374 for WTMM attributable to security transactions incurred after October 31, 1998 are treated as arising on the first day of the Fund's next taxable year.

E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Other - Investment transactions are accounted for on the date the investments are purchased or sold.

G. Multiple Classes of Shares of Beneficial Interest - Each Fund is authorized to offer a standard share class and an institutional share class. The share classes differ in their respective distribution, service fees and other class specific expenses. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends, and liquidation. At December 31, 1998, only WCIF had an institutional share class.

(2)  DISTRIBUTIONS

     Each Fund's policy is to determine net income once daily, as of the close of the New York Stock Exchange and the net income so determined is declared as a dividend to shareholders of record at the time of such determination. Distributions of realized capital gains are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the same Fund at the net asset value as of the ex-dividend date. Dividends may be reinvested in additional shares of the same Fund at the net asset value as of the payable date.

     The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary overdistributions for financial statement purposes, be classified as distributions in excess of net investment income or accumulated net realized gains.

     The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1999 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

     During the year ended December 31,1998, the following amounts were reclassified due to differences between book and tax accounting:

                             Accumulated Undistrib-
                             uted Net Realized Gain
                              (Loss) on Investment      Undistributed
                   Paid-In    and Foreign Currency      Net Investment
                   Capital       Transactions           Income (Loss)
-------------------------------------------------------------------------------


  WNTB        $(3,276,797)       $3,324,484              $ (47,687)
  WUSTB            12,961                --                (12,961)
  WTRB             38,717             6,136                (44,853)
  WCIF                 --           135,719               (135,719)
-------------------------------------------------------------------------------


Net investment income, net realized gains (losses) and net assets are not affected by these reclassifications.

(3)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged The Winthrop Corporation (Winthrop) to act as investment adviser to the Funds pursuant to the respective Investment Advisory Contracts. Pursuant to a service agreement between Winthrop and its wholly-owned subsidiary, Wright Investors' Service, Inc. (Wright), Wright furnishes each Fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 1998, for WTMM, and WTRB the effective annual rate was 0.35% and 0.41%, respectively. The Portfolios have engaged Wright to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Funds, Wright made a reduction of its investment adviser fee by $154,396 for WTMM. In addition, $6,000 of expenses of WUSTB was allocated to the Investment Adviser.

     The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31, 1998, the effective annual rate was 0.07% for WTMM, 0.03% for WNTB, 0.03% for WUSTB, 0.10% for WTRB, and 0.03% for WCIF. Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations. Except as to Trustees of the Trust who are not affiliated with Eaton Vance or Wright, Trustees and officers received remuneration for their services to the Trust out of fees paid to Eaton Vance and Wright.

(4)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the Funds, except WTMM, will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of Winthrop, at an annual rate of 0.25% of the average daily net assets of each Fund for activities primarily intended to result in the sale of each Fund's Standard shares. To enhance the net income of WNTB, WUSTB, and WCIF, the Principal Underwriter made a reduction of its fee by $32,942, $11,245, and $18,135, respectively.

In addition, the Trustees have adopted a service plan (the Service Plan) which allows the Funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the year ended December 31, 1998 the Funds did not accrue or pay any service fees.

 (5) SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                      Year Ended                       Year Ended
                                                                   December 31, 1998                December 31, 1997
                                                            -----------------------------------------------------------------
                                                               Shares            Amount         Shares            Amount
-----------------------------------------------------------------------------------------------------------------------------


Wright U.S. Government Near Term Fund --
     Sales................................................   1,605,556    $  16,447,345       1,912,457     $  19,532,312
     Issued to shareholders in payment of
       distributions declared.............................     314,121        3,163,303         351,009         3,583,844
     Redemptions..........................................  (2,989,009)     (30,604,406)     (4,968,090)      (50,728,625)
                                                            ----------    -------------      ----------     -------------

         Net decrease.....................................  (1,069,332)   $ (10,993,758)     (2,704,624)    $ (27,612,469)
                                                            ===========   ===============    ===========   ===============

Wright U.S. TREASURY Fund --
     Sales................................................   1,302,718    $  18,684,432       1,939,601     $  26,166,981
     Issued to shareholders in payment
       of distributions declared..........................     231,734        3,313,736         206,796         1,808,793
     Redemptions..........................................  (2,179,531)     (31,426,843)       (877,670)      (10,869,033)
                                                            ----------    -------------      ----------     -------------

         Net increase (decrease)..........................    (645,079)   $  (9,428,675)      1,268,727     $  17,106,741
                                                            ===========   ===============    ===========   ===============

Wright Total Return Bond Fund --
     Sales................................................   3,355,655    $  44,394,191         565,212     $   7,150,768
     Issued to shareholders in payment
       of distributions declared..........................     344,502        4,544,209         265,206         3,324,077
     Redemptions..........................................  (1,178,486)     (15,541,882)     (1,957,795)      (24,523,119)
                                                            ----------    -------------      ----------     -------------

         Net increase (decrease)..........................   2,521,671    $  33,396,518      (1,127,377)    $ (14,048,274)
                                                            ===========   ===============    ===========   ===============

Wright Current Income Fund -- Standard Shares
     Sales................................................   2,263,717    $  24,121,027       3,537,930     $  36,704,939
     Issued to shareholders in payment
       of distributions declared..........................     310,036        3,306,097         323,638         3,388,896
     Redemptions..........................................  (1,275,036)     (13,585,460)     (2,892,503)      (30,343,335)
                                                            ----------    -------------      ----------     -------------

         Net increase.....................................   1,298,717    $  13,841,664         969,065     $   9,750,500
                                                            ===========   ===============    ===========   ===============

                                                                                             Period from July 7, 1997, the
                                                                                          Inception of Offering Institutional
Wright Current Income Fund Fund-- Institutional Shares                                       Shares, to December 31, 1997
                                                                                         --------------------------------------
     Sales................................................           -    $           -       2,093,926     $  20,960,187
     Issued to shareholders in payment
       of distributions declared..........................     134,484        1,363,651          61,134           615,830
                                                            ----------    -------------      ----------     -------------

         Net increase.....................................     134,484    $   1,363,651       2,155,060     $  21,576,017
                                                            ===========   ===============    ===========   ===============

(6)  INVESTMENT TRANSACTIONS

     The Trust invests primarily in debt securities. The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales and maturities of investments, other than short-term obligations, were as follows:

                              Year Ended December 31, 1998
                              -----------------------------
                                      Wright Total
                                    Return Bond Fund
-------------------------------------------------------------------------------

Purchases --
   Non-U.S. Gov't Obligations         $  21,889,421
                                      ==============
   U.S. Gov't Obligations             $  28,325,946
                                      ==============
Sales --
   Non-U.S. Gov't Obligations         $   2,998,919
                                      ==============
   U.S. Gov't Obligations             $  20,717,269
                                      ==============

     Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended December 31, 1998 were as follows:

                         WNTB         WUSTB        WCIF
-----------------------------------------------------------------------------

Increases            $17,618,408  $18,675,207   $24,506,099
Decreases             34,539,216   33,182,454    15,586,545

-----------------------------------------------------------------------------


(7)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) at December 31, 1998, as computed on a federal income tax basis, are as follows:

                                          Wright Total Return
                                               Bond Fund
------------------------------------------------------------------------------

Aggregate cost............................  $ 109,135,836
                                              ============
Gross unrealized appreciation.............  $   5,524,869
Gross unrealized depreciation.............       (126,444)
                                            -------------

Net unrealized appreciation...............  $   5,398,425
                                              ============

(8)  LINE OF CREDIT

     The Funds participates with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. The Funds did not have significant borrowings or allocated fees during the year ended December 31, 1998.

                          INDEPENDENT AUDITORS' REPORT

================================================================================




         To the Trustees and Shareholders of
         The Wright Managed Income Trust:


         We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Wright U.S. Treasury Money Market Fund and Wright Total Return Bond Fund, of The Wright Managed Income Trust (the Trust) (comprising, respectively, of Wright U.S. Treasury Money Market Fund, Wright U.S. Government Near Term Fund (formerly Wright U.S. Treasury Near Term Fund), Wright U.S. Treasury Fund, Wright Total Return Bond Fund, and Wright Current Income Fund) as of December 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for each of the years in the five-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion,  such  financial  statements  and financial  highlights present fairly, in all material respects, the financial position of each of the aforementioned Funds of The Wright Managed Income Trust as of December 31, 1998, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


         DELOITTE & TOUCHE LLP



         Boston, Massachusetts
         January 29, 1999

                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                December 31, 1998
================================================================================

                                                            Selected                 Junior               International
                                                            Blue Chip               Blue Chip               Blue Chip
                                                       Equities Portfolio      Equities Portfolio      Equities Portfolio
                                                              (WBC)                  (WJBC)                  (WIBC)
------------------------------------------------------------------------------------------------------------------------------

ASSETS:
   Investments -
     Identified cost.................................    $ 165,814,471            $ 33,305,483            $169,956,603
     Unrealized appreciation.........................       55,613,395               1,430,611              41,784,745
                                                           ------------            ------------            ------------
       Total investments, at value (Note 1A).........    $ 221,427,866            $ 34,736,094            $211,741,348

   Foreign currency at value (identified cost $1,503,754)            -                       -               1,457,673
   Cash..............................................            4,123                   3,187                   2,646
   Dividends and interest receivable.................          210,471                  50,272                 135,792
   Receivable for refundable foreign taxes withheld..                -                       -                 186,471
   Deferred organization expenses (Note 1C)..........           20,810                  20,810                  20,810
                                                           ------------            ------------            ------------
       Total Assets..................................    $ 221,663,270            $ 34,810,363            $213,544,740
                                                           ------------            ------------            ------------


LIABILITIES:
   Payable for investments purchased.................    $           -            $    503,406            $  1,289,748
   Payable to Investment Adviser.....................                -                     565                       -
   Accrued expenses and other liabilities............            6,579                   2,905                  24,450
                                                           ------------            ------------            ------------

     Total Liabilities...............................    $       6,579            $    506,876            $  1,314,198
                                                           ------------            ------------            ------------

NET ASSETS APPLICABLE TO
   INVESTORS' INTEREST IN PORTFOLIO..................    $ 221,656,691            $ 34,303,487            $212,230,542
                                                          =============           =============           =============

SOURCES OF NET ASSETS:
   Net proceeds from capital contributions and
     withdrawals.....................................    $ 166,043,296            $ 32,872,876            $170,498,357
   Unrealized appreciation of investments
     and foreign currency transactions (computed
     on the basis of identified cost)................       55,613,395               1,430,611              41,732,185
                                                           ------------            ------------            ------------

       Total.........................................    $ 221,656,691            $ 34,303,487            $212,230,542
                                                          =============           =============           =============

See notes to financial statements

                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                December 31, 1998
================================================================================

                                                         U.S. Government          U.S. Treasury          Current Income
                                                       Near Term Portfolio          Portfolio               Portfolio
                                                             (WNTB)                  (WUSTB)                 (WCIF)
--------------------------------------------------------------------------------------------------------------------------

ASSETS:
   Investments -
     Identified cost.................................    $  89,119,160            $ 59,980,205            $110,915,436
     Unrealized appreciation.........................        1,559,133               5,071,220               2,142,565
                                                           ------------            ------------            ------------

       Total investments, at value (Note 1A).........    $  90,678,293            $ 65,051,425            $113,058,001

   Cash..............................................            4,655                1,339,700                  3,278
   Interest receivable...............................        1,500,729                 915,025                 631,048
   Deferred organization expenses (Note 1C)..........           19,879                  19,859                  19,685
   Receivable from Investment Adviser................                -                   6,000                       -
                                                           ------------            ------------            ------------

       Total Assets..................................    $  92,203,556            $ 67,332,009            $113,712,012
                                                           ------------            ------------            ------------


LIABILITIES:
   Accrued expenses and other liabilities............    $       3,581            $      2,356            $      5,260
                                                           ------------            ------------            ------------

NET ASSETS APPLICABLE TO
   INVESTORS' INTEREST IN PORTFOLIO..................    $  92,199,975            $ 67,329,653            $113,706,752
                                                          =============           =============           =============

SOURCES OF NET ASSETS:
   Net proceeds from capital contributions and
     withdrawals.....................................    $  90,640,842            $ 62,258,433            $111,564,187
   Unrealized appreciation of investments
     (computed on the basis of identified cost)......        1,559,133               5,071,220               2,142,565
                                                           ------------            ------------            ------------

       Total.........................................    $  92,199,975            $ 67,329,653            $113,706,752
                                                          =============           =============           =============

See notes to financial statements

                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
                            STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1998
================================================================================

                                                            Selected                 Junior               International
                                                            Blue Chip               Blue Chip               Blue Chip
                                                       Equities Portfolio      Equities Portfolio      Equities Portfolio
                                                              (WBC)                  (WJBC)                  (WIBC)
--------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):
   Income -
     Dividends.......................................     $  3,749,260            $    382,152            $  4,533,826
     Interest........................................          215,554                  33,792                 554,818
     Less: Foreign taxes.............................                -                       -                (503,355)
                                                          ------------            ------------            ------------

       Total income..................................     $  3,964,814            $    415,944            $  4,585,289
                                                          ------------            ------------            ------------


   Expenses -
     Investment Adviser fee (Note 2).................     $  1,597,908            $    190,404            $  1,990,690
     Administrator fee (Note 2)......................          253,446                  63,943                 256,090
     Compensation of Trustees not affiliated with the
       Investment Adviser or Administrator...........            1,415                   1,267                   1,415
     Custodian fee (Note 1D).........................           65,000                  35,416                 317,245
     Interest expense................................              917                     117                      26
     Audit fees......................................           28,500                  19,800                  28,500
     Amortization of organization expenses (Note 1C).            5,771                   5,771                   5,771
     Miscellaneous...................................              170                   3,830                       -
                                                          ------------            ------------            ------------

       Total expenses................................     $  1,953,127            $    320,548            $  2,599,737
                                                          ------------            ------------            ------------

     Deduct -.......................................
       Reduction of Investment Adviser fee
          (Note 2)...................................     $          -            $      8,015            $          -
       Custodian fee (Note 1D).......................                -                   6,736                       -
                                                          ------------            ------------            ------------

          Total deductions...........................     $          -            $     14,751            $          -
                                                          ------------            ------------            ------------

            Net expenses.............................     $  1,953,127            $    305,797            $  2,599,737
                                                          ------------            ------------            ------------

               Net investment income.................     $  2,011,687            $    110,147            $  1,985,552
                                                          ------------            ------------            ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
   Net realized gain on investment and foreign currency
     transactions (identified cost basis)............     $ 15,538,127            $    154,874            $ 20,726,522
   Change in unrealized appreciation (depreciation) of
     investments and translation of assets and liabilities in
     foreign currencies..............................      (20,336,710)             (2,056,708)            (11,296,007)
                                                          ------------            ------------            ------------

   Net realized and unrealized gain (loss) on investments
     and foreign currency............................     $ (4,798,583)           $ (1,901,834)           $  9,430,515
                                                          ------------            ------------            ------------

       Net increase (decrease) in net assets
          from operations............................     $ (2,786,896)           $ (1,791,687)           $ 11,416,067
                                                          =============           =============           =============

See notes to financial statements

                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
                            STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1998
================================================================================

                                                         U.S. Government          U.S. Treasury          Current Income
                                                       Near Term Portfolio          Portfolio               Portfolio
                                                             (WNTB)                  (WUSTB)                 (WCIF)
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):
   Income -
     Interest income.................................     $  6,293,373            $  4,312,872            $  7,361,461
                                                          ------------            ------------            ------------


   Expenses -
     Investment Adviser fee (Note 2).................     $    404,601            $    289,260            $    430,622
     Administrator fee (Note 2)......................           91,438                  66,170                  95,021
     Compensation of Trustees not affiliated with the
       Investment Adviser or Administrator...........            1,361                   1,446                   1,173
     Custodian fees (Note 1D)........................           44,792                  32,887                  48,021
     Audit fees......................................           26,640                  21.040                  17,800
     Legal fees......................................               60                       -                       -
     Amortization of organization expenses (Note 1C).            5,804                   5,822                   5,822
     Miscellaneous...................................               71                   2,196                   5,389
                                                          ------------            ------------            ------------

       Total expenses................................     $    574,767            $    418,821            $    603,848
                                                          ------------            ------------            ------------


   Deduct -
     Reduction of custodian fee (Note 1D)............     $      6,187            $     26,920            $          -
     Allocation of expense to the Investment Adviser
       (Note 2)......................................                -                   6,000                       -
                                                          ------------            ------------            ------------

       Net expenses..................................     $    568,580            $    385,901            $    603,848
                                                          ------------            ------------            ------------

               Net investment income.................     $  5,724,793            $  3,926,971            $  6,757,613
                                                          ------------            ------------            ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
   Net realized gain (loss) on investment
     transactions (identified cost basis)............     $    (45,686)           $    984,728            $   (142,545)
   Net change in unrealized appreciation
     of investments..................................          580,237               2,386,702                 406,744
                                                          ------------            ------------            ------------

   Net realized and unrealized gain on investments...     $    534,551            $  3,371,430            $    264,199
                                                          ------------            ------------            ------------

       Net increase in net assets from operations....     $  6,259,344            $  7,298,401            $  7,021,812
                                                          =============           =============           =============

See notes to financial statements

                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS
===============================================================================

                                                                    Selected Blue Chip              Junior Blue Chip
                                                                    Equities Portfolio             Equities Portfolio
                                                                           (WBC)                         (WJBC)
                                                                    Year Ended Dec. 31             Year Ended Dec. 31
                                                                  -----------------------------------------------------------
                                                                    1998          1997(1)         1998           1997(1)
-----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income..................................   $  2,011,687   $   1,748,322   $    110,147   $    135,453
     Net realized gain on investments.......................     15,538,127      19,731,212        154,874      1,729,605
     Change in unrealized appreciation (depreciation)
       of investments.......................................    (20,336,710)     30,193,816     (2,056,708)     1,275,330
                                                               ------------   ------------    ------------   ------------

       Net increase (decrease) in net assets from operations   $ (2,786,896)  $  51,673,350 $   (1,791,687)  $  3,140,388
                                                               ------------   --------------    ------------   ------------

   Capital transactions -
     Contributions..........................................   $ 40,294,485   $ 249,862,313   $ 10,001,530   $ 34,412,901
     Withdrawals............................................    (75,343,029)    (42,043,542)    (7,395,707)    (4,063,948)
                                                                ------------   ------------    ------------   ------------

   Increase (decrease) in net assets
     resulting from capital transactions....................   $(35,048,544)  $ 207,818,771   $  2,605,823   $ 30,348,953
                                                               ------------   ------------    ------------   ------------

   Net increase (decrease) in net assets....................   $(37,835,440)  $ 259,492,121   $    814,136   $ 33,489,341

NET ASSETS:

   At beginning of year.....................................    259,492,131              10     33,489,351             10
                                                               ------------   ------------    ------------   ------------

   At end of year...........................................   $ 221,656,691  $ 259,492,131   $ 34,303,487   $ 33,489,351
                                                               =============  =============   =============  =============


(1) For the period from the start of business, May 2, 1997 to December 31, 1997.

See notes to financial statements

                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                  International Blue Chip            U.S. Government
                                                                    Equities Portfolio             Near Term Portfolio
                                                                          (WIBC)                         (WNTB)
                                                                    Year Ended Dec. 31             Year Ended Dec. 31
                                                              ----------------------------------------------------------------
                                                                    1998          1997(1)         1998           1997(1)
------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income..................................   $  1,985,552   $   1,773,934   $  5,724,793   $  4,610,880
     Net realized gain (loss) on investments................     20,726,522      14,916,066        (45,686)       (75,865)
     Change in unrealized appreciation (depreciation)
       of investments.......................................    (11,296,007)     (6,279,704)       580,237        771,013
                                                               ------------   ------------    ------------   ------------

       Net increase in net assets from operations..........    $ 11,416,067   $  10,410,296   $  6,259,344   $  5,306,028
                                                               ------------   ------------    ------------   ------------

   Capital transactions -
     Contributions..........................................   $110,766,485   $ 388,886,471   $ 17,618,408   $136,940,825
     Withdrawals............................................   (166,998,630)   (142,250,157)   (34,539,216)   (39,385,424)
                                                               ------------   ------------    ------------   ------------

   Increase (decrease) in net assets
     resulting from capital transactions....................   $(56,232,145)  $ 246,636,314   $(16,920,808)  $ 97,555,401
                                                               ------------   ------------    ------------   ------------

   Net increase (decrease) in net assets....................   $(44,816,078)  $ 257,046,610   $(10,661,464)  $102,861,429

NET ASSETS:

   At beginning of year.....................................    257,046,620              10    102,861,439             10
                                                               ------------   ------------    ------------   ------------

   At end of year...........................................   $212,230,542   $ 257,046,620   $ 92,199,975   $102,861,439
                                                               =============  =============   =============  =============

(1) For the period from the start of business, May 2, 1997 to December 31, 1997.

See notes to financial statements

                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                       U.S. Treasury                 Current Income
                                                                         Portfolio                      Portfolio
                                                                          (WUSTB)                        (WCIF)
                                                                    Year Ended Dec. 31             Year Ended Dec. 31
                                                               -------------------------------------------------------------
                                                                    1998          1997(1)         1998           1997(1)
----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income..................................   $  3,926,971   $   2,558,433   $  6,757,613   $  4,096,150
     Net realized gain (loss) on investments................        984,728               -       (142,545)       (56,605)
     Change in unrealized appreciation
       of investments.......................................      2,386,702       3,393,339        406,744      2,551,399
                                                               ------------   ------------    ------------   ------------

       Net increase in net assets from operations..........    $  7,298,401   $   5,951,772   $  7,021,812   $  6,590,944
                                                               ------------   ------------    ------------   ------------

   Capital transactions -
     Contributions..........................................   $ 18,675,207   $  76,417,800   $ 24,506,099   $117,569,110
     Withdrawals............................................    (33,182,454)     (7,831,083)   (15,586,545)   (26,394,678)
                                                               ------------   ------------    ------------   ------------

   Increase (decrease) in net assets
     resulting from capital transactions....................   $(14,507,247)  $  68,586,717   $  8,919,554   $ 91,174,432
                                                               ------------   ------------    ------------   ------------

   Net increase (decrease) in net assets....................   $ (7,208,846)  $  74,538,489   $ 15,941,366   $ 97,765,376

NET ASSETS:

   At beginning of year.....................................     74,538,499              10     97,765,386             10
                                                               ------------   ------------    ------------   ------------

   At end of year...........................................   $ 67,329,653   $  74,538,499   $113,706,752   $ 97,765,386
                                                               =============  =============   =============  =============


(1) For the period from the start of business, May 2, 1997 to December 31, 1997.

See notes to financial statements

                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
                     WRIGHT MANAGED EQUITY TRUST PORTFOLIOS
================================================================================

                                                      Selected Blue Chip       Junior Blue Chip     International Blue Chip
                                                      Equities Portfolio      Equities Portfolio      Equities Portfolio
SUPPLEMENTARY DATA                                           (WBC)                  (WJBC)                  (WIBC)
-------------------------------------------------------------------------------------------------------------------------------
                                                      Year Ended Dec. 31      Year Ended Dec. 31      Year Ended Dec. 31
                                                        1998      1997(2)       1998      1997(2)       1998      1997(2)


Ratios (As of percentage of average daily net assets)++:

   Net expenses(1) .........................            0.77%     0.66%+        0.90%     0.48%+        1.01%     0.90%+
   Net investment income....................            0.80%     1.08%+        0.32%     0.99%+        0.77%     0.95%+

Portfolio Turnover..........................             78%        28%          49%        36%          66%        37%

Net assets, end of period (000 omitted).....          $221,657   $259,492      $34,303   $ 33,489     $212,231   $257,047



++ For the year ended December 31, 1998 and the period from the start of business, May 2, 1997 to December 31, 1997, the operating expenses of WJBC reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:

                                                                                1998      1997(2)
                                                                                ----      -------
Ratios (As of percentage of average daily net assets):

   Expenses ..........................................     .                    0.93%     0.80%+

   Net investment income...............................                         0.29%     0.67%+


+  Annualized.

(1)The expense ratios for the Portfolios have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any offset arrangements with its service providers. The computation of net expenses to average daily net assets reported above is computed without consideration of credits in such offset arrangements. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 0.88% for the year ended December 31, 1998 and 0.45% for the period from the start of business, May 2, 1997 to December 31, 1997, for WJBC.

(2)For the period from the start of business, May 2, 1997 to December 31, 1997.

See notes to financial statements

                     WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
                     WRIGHT MANAGED INCOME TRUST PORTFOLIOS
================================================================================

                                                        U.S. Government          U.S. Treasury          Current Income
                                                      Near Term Portfolio          Portfolio               Portfolio
SUPPLEMENTARY DATA                                          (WNTB)                  (WUSTB)                 (WCIF)
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Year Ended Dec. 31      Year Ended Dec. 31      Year Ended Dec. 31
                                                        1998      1997(2)       1998      1997(2)       1998      1997(2)


Ratios (As a percentage of average daily net assets)++:

   Net expenses(1) .........................            0.57%     0.46%+        0.57%     0.56%+        0.57%     0.48%+
   Net investment income....................            5.68%     6.24%+        5.45%     6.11%+        6.33%     6.66%+

Portfolio Turnover..........................             10%        0%            7%         0%           1%         7%

Net assets, end of period (000 omitted).....           $92,200   $102,861      $67,330    $74,536     $113,707    $97,765


+  Annualized.

     (1)The expense ratios for the Portfolios have been adjusted to reflect a change in reporting requirements.The new reporting guidelines require each portfolio to increase its expense ratio by the effect of any offset arrangements with its service providers. The computation of net expenses to average daily net assets reported above is computed without consideration of credits in such offset arrangements. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 0.56% and 0.45% for the year ended December 31, 1998 and the period from the start of business, May 2, 1997 to December 31, 1997, for WNTB, respectively and 0.54% and 0.41% for the year ended December 31, 1998 and the period from the start of business, May 2, 1997 to December 31, 1997, for WUSTB, respectively.

(2)For the period from the start of business, May 2, 1997 to December 31, 1997.

     ++ For the year ended December 31,1998, the operating expenses of WUSTB reflect an allocating of expenses to the investment adviser. Had such action not been taken, the ratios would have been as follows:


    Ratios (as a percentage of average daily net assets):

                                                 1998
                                                ------
           Expenses                              0.58%
           Net Expenses                          0.55%
           Net Investment Income                 5.44%

See notes to financial statements

                     Wright Blue Chip Master Portfolio Trust

                          NOTES TO FINANCIAL STATEMENTS
================================================================================

(1)  Significant Accounting Policies

     The Wright Blue Chip Master Portfolio Trust (the Trust), issuer of Selected Blue Chip Equities Portfolio (Selected Portfolio), Junior Blue Chip Equities
Portfolio (Junior Portfolio), International Blue Chip Equities Portfolio (International Portfolio), U.S. Government Near Term Portfolio (Term Portfolio) (formerly U.S. Treasury Near Term Portfolio), U.S. Treasury Portfolio (Treasury Portfolio), and Current Income Portfolio (Income Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on March 18, 1997. The Declaration of Trust permits the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

     A. Investment Valuations - Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Securities traded on more than one U.S. or foreign securities exchange are valued at the last sale price on the exchange representing the principal market for such securities, if those prices are deemed to be representative of market values at the close of business. Unlisted or listed securities, for which closing sale prices are not available, are valued at the mean between latest bid and asked prices. Fixed income securities for which market quotations are readily available are valued on the basis of valuations supplied by a pricing service. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are unavailable, or deemed not to be representative of market values at the close of business, are appraised at their fair value as determined in good faith by or at the direction of the Trustees of the Trust.

     B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     C. Deferred Organization Expenses - Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years beginning on the date each Portfolio commenced operations.

     D. Expense Reductions - The Portfolios have entered into an arrangement with its custodian whereby interest earned on uninvested cash balances are used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

     E. Income Taxes - The Portfolios are treated as partnerships for federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes on its share of such income. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable investment income, net realized capital gains and any other items of income, gain, loss, deductions or credit.

     F. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

     G. Other - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income consists of interest accrued and discount earned (including both original issue and market discount) and amortization of premium or discount on long-term debt securities when required for federal income tax purposes. The interest income is accrued ratably to the date of maturity on the investments of the Portfolios.

     H. Forward Foreign Currency Contracts - The International Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Portfolio will enter into forward contracts for hedging purposes in connection with purchases and sales of securities denominated in foreign currencies. The forward foreign currency exchange contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged The Winthrop Corporation (Winthrop) to act as investment adviser to the Portfolios pursuant to the respective Investment Advisory Contracts. Pursuant to a service agreement between Winthrop and its wholly-owned subsidiary, Wright Investors' Service, Inc. (Wright), Wright furnishes each Portfolio with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets, which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 1998, the effective annual rate was 0.63% for the Selected Portfolio, 0.55% for the Junior Portfolio, 0.77% for the International Portfolio, 0.41% for the Term Portfolio, 0.40% for the Treasury Portfolio, and 0.41% for the Income Portfolio. To enhance the net income of the Fund, Wright made a reduction of its investment adviser fee by $8,015 for the Junior Portfolio. Additionally, $6,000 of expenses were allocated to the investment adviser for the U.S. Treasury Portfolio.

     Effective February 1, 1998, the Trust engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31, 1998, the effective annual rate was 0.10% for the Selected Portfolio, 0.18% for the Junior Portfolio, 0.10% for the International Portfolio, 0.09% for the Term Portfolio, 0.09% for the Treasury Portfolio, and 0.09% for the Income Portfolio.

     Certain of the Trustees and officers of the Portfolio are Trustees or officers of the above organizations. Except as to Trustees of the Portfolios who are not affiliated with Wright, Trustees and officers receive remuneration for their services to the Portfolios out of the fees paid to Wright.


(3)  INVESTMENTS

     The Term Portfolio, Treasury Portfolio, and Income Portfolio invest primarily in debt securities. The ability of the issuers of these debt securities held by the Portfolios to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the year ended December 31, 1998 were as follows:

                                  Selected         Junior     International   U.S. Government      U.S.          Current
                                  Blue Chip       Blue Chip     Blue Chip       Near Term       Treasury        Income
                                  Portfolio       Portfolio     Portfolio       Portfolio       Portfolio      Portfolio
----------------------------------------------------------------------------------------------------------------------------

Purchases -
  Non-U.S. Gov't Obligations   $ 164,479,790   $  19,599,239  $ 157,872,009  $         --    $         --   $         --
                                ============    ============   ============   ============    ============   ============
  U.S. Gov't Obligations       $         --    $         --   $         --   $ 192,215,000   $   4,898,031  $  34,927,315
                                ============    ============   ============   ============    ============   ============

Sales -
  Non-U.S. Gov't Obligations   $ 193,276,458   $  16,917,180  $ 215,793,262  $         --    $         --   $         --
                                ============    ============   ============   ============    ============   ============
  U.S. Gov't. Obligations      $         --    $         --   $         --   $  10,311,660   $  15,436,855  $   1,494,150
                                ============    ============   ============   ============    ============   ============

----------------------------------------------------------------------------------------------------------------------------

(4)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 1998, as computed on a federal income tax basis, are as follows:

                                  Selected         Junior      International   U.S. Government      U.S.          Current
                                  Blue Chip       Blue Chip     Blue Chip        Near Term       Treasury        Income
                                  Portfolio       Portfolio      Portfolio       Portfolio       Portfolio      Portfolio
-----------------------------------------------------------------------------------------------------------------------------

Aggregate cost                 $166,410,569    $ 33,305,483   $171,244,703   $ 89,119,160    $ 59,980,205   $110,915,437
                                ============    ============   ============   ============    ============   ============
Gross unrealized appreciation  $ 58,051,455    $  4,309,980   $ 56,303,795   $  1,676,564    $  5,085,098   $  2,271,668
Gross unrealized depreciation    (2,805,346)     (2,879,369)   (15,807,150)      (117,431)        (13,878)      (129,103)
                                 -----------     -----------    -----------    -----------     -----------    -----------

Net unrealized appreciation    $ 55,246,109    $  1,430,611   $ 40,496,645   $  1,559,133    $  5,071,220   $  2,142,565
                                ============    ============   ============   ============    ============   ============

------------------------------------------------------------------------------------------------------------------------------



(5)  FINANCIAL INSTRUMENTS

     The Portfolios may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency contracts for the International Portfolio. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

     As of December 31, 1998, the International Portfolio had no forward foreign currency exchange contracts open.

(6) RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

The International Portfolio's investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of International Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

     Settlement of securities transactions in foreign countries may be delayed and is generally less frequent than in the United States, which could affect the liquidity of International Portfolio's assets. International Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.


(7)  LINE OF CREDIT

     The Portfolios participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The Portfolios may temporarily borrow from the line of credit to settle investment transactions. Interest is charged to each Portfolio based on its borrowings at an amount above the federal funds' rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. The Portfolios did not have significant borrowings or allocated fees during the period ended December 31, 1998.

(8)  SUBSEQUENT EVENT

     Effective January 1, 1999, Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Portugal, and Spain have adopted the Euro as its common currency. Existing national currencies of these countries will be sub-currencies of the Euro until July 1, 2002, when the old currencies disappear entirely. The conversion to Euro impacts only the Wright International Blue Chip Portfolio and there is no financial statement implication as of December 31, 1998.

                          INDEPENDENT AUDITORS' REPORT
================================================================================





         To the Trustees and Investors of
         The Wright Blue Chip Master Portfolio Trust:


         We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Wright Blue Chip Master Portfolio Trust (the Trust) (comprising, respectively, of Wright Selected Blue Chip Equities Portfolio, Wright Junior Blue Chip Equities Portfolio, Wright International Blue Chip Equities Portfolio, Wright U.S. Government Near Term Portfolio (formerly Wright U.S. Treasury Near Term Portfolio), Wright U.S. Treasury Portfolio, and Wright Current Income Portfolio) as of December 31, 1998, the related statements of operations for the year then ended, and the statements of changes in net assets and supplementary data for the year then ended and for the period from the start of business May 2, 1997, to December 31, 1997. These financial statements and supplementary data are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of each of the aforementioned funds of The Wright Blue Chip Master Portfolio Trust as of December 31, 1998, the results of their operations, the changes in their net assets, and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.


         DELOITTE & TOUCHE LLP



         Boston, Massachusetts
         January 29, 1999

                   WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
                           PORTFOLIO OF INVESTMENTS
                               December 31, 1998
================================================================================

                                       Shares       Value
                                      --------     -------
      Equity Interests -- 96.3%



APPAREL -- 1.8%
VF Corp.............................  19,900   $    932,813
                                                -----------



AUTOMOTIVE -- 6.0%
Dana Corporation....................  24,500   $  1,001,437
Eaton Corp..........................  14,400      1,017,900
Johnson Controls....................  17,400      1,026,600
                                                -----------
                                               $  3,045,937
                                                -----------


CHEMICALS -- 8.2%
Air Products & Chemicals............  23,100   $    924,000
Morton International Inc............  11,000        269,500
PPG Industries......................  17,100        996,075
Rohm & Haas Co......................  32,000        964,000
Sherwin Williams Co.................  34,000        998,750
                                                -----------
                                               $  4,152,325
                                                -----------


DIVERSIFIED -- 5.8%
General Electric Co.................  10,000   $  1,020,625
Tyco International Ltd..............  12,600        950,513
United Technologies.................   9,200      1,000,500
                                                -----------
                                               $  2,971,638
                                                -----------



DRUGS, COSMETICS & HEALTHCARE -- 4.0%
Johnson & Johnson...................  12,500   $  1,048,437
Merck & Co., Inc....................   6,700        989,506
                                                -----------
                                               $  2,037,943
                                                -----------



ELECTRONICS -- 13.4%
Computer Associates Int'l. Inc......  23,100   $    984,637
EMC Corp./Mass*.....................  13,700      1,164,500
Intel Corp..........................   9,400      1,114,487
International Business Machines.....   5,800      1,071,550
Raytheon Co.........................  19,400      1,033,050
Sun Microsystems, Inc*..............  16,800      1,438,500
                                                -----------
                                               $  6,806,724
                                                -----------


FINANCIAL -- 13.5%
American Express Co.................   9,500   $    971,375
American International Group........  10,125        978,328
BB&T Corporation....................  23,400        943,312
Fannie Mae..........................  12,300        910,200
Jefferson-Pilot Corp................  14,000      1,050,000
KeyCorp. (New)......................  31,400      1,004,800
MBIA, Inc...........................  15,600      1,022,775
                                                -----------
                                               $  6,880,790
                                                -----------



MACHINERY & EQUIPMENT -- 7.3%
Caterpillar.........................  15,200   $    699,200
Dover Corp..........................  26,600        974,225
Ingersoll Rand Co...................  21,450      1,006,809
Pitney-Bowes Inc....................  15,800      1,043,788
                                                -----------
                                               $  3,724,022
                                                -----------



METAL PRODUCERS -- 2.1%
Nucor Corp..........................  24,000   $  1,038,000
                                                -----------





METAL PRODUCTS MANUFACTURERS -- 1.8%
Illinois Tool Works Inc.............  16,100   $    933,800
                                                -----------





OIL, GAS, COAL & RELATED SERVICES -- 4.5%
Exxon Corp..........................  12,600   $    921,375
Halliburton Company.................  12,400        367,350
Mobil Corp..........................  11,300        984,513
                                                -----------
                                               $  2,273,238
                                                -----------



PRINTING & PUBLISHING -- 1.8%
Gannett Co. Inc.....................  14,000   $    926,625
                                                -----------



RECREATION -- 2.0%
Hasbro Inc..........................  28,400   $  1,025,950
                                                -----------

RETAILERS -- 11.9%
Costco Companies Inc*...............  14,100   $  1,017,844
Lowes Co's., Inc....................  21,600      1,105,650
May Dept. Stores....................  16,100        972,038
Rite-Aid Corporation................  19,400        961,513
TJX Cos. Inc. (New).................  36,200      1,049,800
Wal-Mart Stores.....................  11,800        960,963
                                                -----------
                                               $  6,067,808
                                                -----------



TRANSPORTATION -- 2.0%
Southwest Airlines Inc..............  45,850   $  1,028,759
                                                -----------



UTILITIES -- 8.2%
Alltel Corporation..................  18,100   $  1,082,606
Bellsouth Corporation...............  21,200      1,057,350
Duke Energy Corp....................  15,500        992,969
SBC Communications, Inc.............  18,800      1,008,150
                                                -----------
                                               $  4,141,075
                                                -----------


MISCELLANEOUS -- 2.0%
Avery-Dennison Corp.................  22,000   $    991,375
                                                -----------



TOTAL EQUITY INTERESTS -- 96.3%
  (identified cost, $37,042,657)               $ 48,978,822


   Reserve Funds -- 5.9%

                                 Face Amount
                                ------------
American Express Corp., 4.702%, 1/4/99
  (at amortized cost).............$2,505,000   $  2,505,000

General Electric Cap Corp., 4.702%, 1/4/99
  (at amortized cost)...............$525,000        525,000
                                                -----------
                                               $  3,030,000

Total INVESTMENTS -- 102.2%
  (identified cost, $40,072,657)               $ 52,008,822


OTHER ASSETS,
  LESS LIABILITIES  -- (2.2%)                   (1,130,356)
                                                -----------


NET ASSETS -- 100%                             $ 50,878,466
                                               ============


* Non-income-producing security.
See notes to financial statements

                      WRIGHT TOTAL RETURN BOND FUND (WTRB)
                            PORTFOLIO OF INVESTMENTS
                                December 31, 1998
================================================================================


Face                                                    Coupon     Maturity      Market                  Current   Yield To
Amount            Description                            Rate        Date         Price        Value     Yield(1)  Maturity(1)
----------------------------------------------------------------------------------------------------------------------------------


CORPORATE BONDS

FINANCIAL
---------
 $ 1,100,000      Ameritech Cap                          6.150%     1/15/08    $ 105.351  $ 1,158,861      5.84%     5.48%
   2,000,000      Associates Corp.                       6.450%    10/15/01      102.543    2,050,860      6.29%     5.41%
   1,000,000      First Data Corp.                       5.800%    12/15/08       98.885      988,850      5.87%     5.95%
   3,200,000      Ford Motor Co.                         6.500%      8/1/18      102.452    3,278,464      6.34%     6.25%
   2,825,000      General Elec. Capital Corp.            6.500%     11/1/06      106.608    3,011,676      6.10%     5.36%
   2,000,000      GMAC                                   6.375%    10/15/04      103.102    2,062,040      6.18%     5.66%
   2,675,000      IBM Credit Corp.                       6.200%     8/28/00      101.918    2,726,307      6.08%     5.08%
   1,000,000      J.P. Morgan                            6.875%     1/15/07      106.177    1,061,770      6.48%     6.25%

  INDUSTRIALS
--------------
$  1,795,000      Hasbro Inc.                            5.600%     11/1/05     $ 98.730  $ 1,772,204      5.67%     5.50%
   3,200,000      Kimberly Clark Corp.                   6.250%     7/15/18      103.294    3,305,408      6.05%     5.89%
   2,400,000      McDonald's Corp.                       6.500%      8/1/07      107.864    2,588,736      6.03%     5.32%
   2,000,000      Walt Disney Co.                        6.750%     3/30/06      108.214    2,164,280      6.24%     5.31%
   3,500,000      Warner-Lambert Co.                     5.750%     1/15/03      101.491    3,552,185      5.67%     5.04%

UTILITIES
----------
$  1,000,000      Duke Energy Corp.                      6.000%     12/1/28    $  96.080    $ 960,800      6.24%     6.21%
   1,680,000      Lucent Tech.                           5.500%    11/15/08      101.136    1,699,084      5.44%     5.40%
   1,500,000      New York Telecom.                      6.000%     4/15/08      103.626    1,554,390      5.79%     5.50%
   2,000,000      SBC Communications Inc.                6.625%     11/1/09      109.329    2,186,580      6.06%     5.55%
     955,000      Tennessee Valley Authority             6.000%     3/15/13      104.672      999,617      5.73%     5.52%
                                                                                            ----------

Total Corporate Bonds (identified cost, $35,996,403) - 32.0%                               $37,122,112


GOVERNMENT INTERESTS

U.S. GOVERNMENT AGENCIES
-------------------------
$  1,280,000      Federal Home Loan Mortgage             5.800%      9/2/08      103.500  $ 1,324,800      5.60%     5.35%
     615,000      Federal Home Loan Mortgage             5.750%     4/15/08      103.391      635,855      5.56%     5.25%
     500,000      Federal Home Loan Mortgage             6.125%     4/15/08       99.410      497,050      6.16%         -
   1,250,000      Federal Home Loan Mortgage             5.540%    10/27/08       98.859    1,235,738      5.60%     5.63%
   2,000,000      Federal National Mtg. Assn.            6.400%     11/9/04      102.656    2,053,120      6.23%     5.74%
   1,000,000      Federal National Mtg. Assn.            5.750%     6/15/05      103.250    1,032,500      5.57%     5.07%
   1,500,000      Federal National Mtg. Assn.            6.560%    11/26/07      103.703    1,555,545      6.33%     5.92%
   1,000,000      Federal National Mtg. Assn.            6.170%     1/15/08      101.656    1,016,560      6.07%     5.85%
   1,315,000      Federal National Mtg. Assn.            5.750%     2/15/08      103.547    1,361,643      5.55%     5.23%
   1,000,000      Federal National Mtg. Assn.            6.000%     5/15/08      105.562    1,055,620      5.68%     5.21%
   1,250,000      Federal National Mtg. Assn.            5.625%     3/15/01      101.469    1,268,363      5.54%     4.84%
   1,400,000      Federal National Mtg. Assn.            4.750%    11/14/03       98.719    1,382,066      4.81%     5.01%
   1,925,000      Federal National Mtg. Assn.            5.350%    10/27/03       98.641    1,898,839      5.42%     5.55%
     562,677      GNMA Pool # 436214                     6.500%     2/15/13      101.875      573,227      6.38%       N/C
   1,103,714      GNMA Pool # 422506                     6.500%     3/15/26      101.031    1,115,094      6.43%       N/C
   1,463,890      GNMA Pool # 460726                     6.500%    12/15/27      101.000    1,478,529      6.44%       N/C
     952,848      GNMA Pool # 427199                     7.000%    12/15/27      102.312      974,879      6.84%       N/C


U.S. Government Agencies - cont.
---------------------------------
$    500,000      GNMA Pool # 488924                     6.500%    11/15/28    $ 101.000    $ 505,000      6.44%       N/C
     699,080      GNMA Pool # 002671                     6.000%    11/20/28       98.625      689,468      6.08%       N/C
     983,393      GNMA Pool # 463839                     6.000%     5/15/13      100.718      990,454      5.96%       N/C
     491,482      GNMA Pool # 442996                     6.000%     6/15/13      100.718      495,012      5.96%       N/C
     704,593      GNMA Pool # 376400                     6.500%     2/15/24      101.062      712,076      6.43%       N/C
   1,721,929      GNMA Pool # 458672                     6.500%     1/15/28      101.000    1,739,149      6.44%       N/C

U.S. TREASURIES
-----------------
$  1,750,000      U.S. Treasury Bond                     8.250%     5/15/05    $ 104.531  $ 1,829,293      7.89%     7.34%
   9,475,000      U.S. Treasury Bond                     7.250%     5/15/16      121.141   11,478,110      5.98%     5.36%
   1,300,000      U.S. Treasury Bond                     6.250%     8/15/23      111.766    1,452,958      5.59%     5.37%
   3,500,000      U.S. Treasury Bond                     6.000%     2/15/26      109.078    3,817,730      5.50%     5.34%
   2,000,000      U.S. Treasury Note                     5.875%    11/15/99      101.031    2,020,620      5.82%     4.65%
   3,300,000      U.S. Treasury Note                     5.375%     1/31/00      100.750    3,324,750      5.33%     4.62%
   1,900,000      U.S. Treasury Note                     5.875%     6/30/00      101.734    1,932,946      5.77%     4.63%
   2,500,000      U.S. Treasury Note                     5.750%    10/31/00      101.906    2,547,650      5.64%     4.63%
   3,000,000      U.S. Treasury Note                     7.750%     2/15/01      106.172    3,185,160      7.30%     4.65%
   1,700,000      U.S. Treasury Note                     7.500%     2/15/05      114.500    1,946,500      6.55%     4.74%
   3,000,000      U.S. Treasury Note                     6.500%     5/15/05      109.594    3,287,820      5.93%     4.74%
   4,100,000      U.S. Treasury Note                     6.500%     8/15/05      109.906    4,506,145      5.91%     4.73%
   4,000,000      U.S. Treasury Note                     6.500%    10/15/06      110.922    4,436,880      5.86%     4.76%
                                                                                           ----------

Total Government Interests (identified cost, $67,084,433) - 61.6%                        $ 71,357,149

COMMERCIAL PAPER - 5.2%

$  5,690,000      American Express Corp.                 4.702%      1/4/99               $ 5,690,000      4.70%     4.70%
     365,000      General Elec. Cap. Corp.               4.702%      1/4/99                   365,000      4.70%     4.70%
                                                                                          ----------

Total Commercial Paper                                                                    $ 6,055,000


Total Investments (identified cost, $109,135,836) - 98.8%                                $114,534,261

Other Assets, Less Liabilities  - 1.2%                                                      1,403,089
                                                                                          ----------

Net Assets -- 100.0%                                                                     $115,937,350
                                                                                         ============
Average Maturity  - 8.79 Years (1)

(1) Unaudited.

See notes to financial statements

                  WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)
                            PORTFOLIO OF INVESTMENTS
                                December 31, 1998
================================================================================


Face                            Interest  Maturity
Amount        Issuer              Rate       Date        Value
-------------------------------------------------------------------------------



$4,200,000   U.S. Treasury Bills   5.020%   01/14/99  $4,192,372
 2,100,000   U.S. Treasury Bills   4.750%   01/21/99   2,094,443
 3,100,000   U.S. Treasury Bills   4.540%   01/21/99   3,092,181
 1,000,000   U.S. Treasury Bills   4.550%   01/21/99     997,472
 4,100,000   U.S. Treasury Bills   4.740%   01/28/99   4,085,410
 3,400,000   U.S. Treasury Bills   4.850%   02/11/99   3,381,206
 3,500,000   U.S. Treasury Bills   4.405%   02/11/99   3,482,441
   500,000   U.S. Treasury Bills   4.250%   03/11/99     495,927
 5,400,000   U.S. Treasury Bills   4.350%   03/11/99   5,354,978
 4,500,000   U.S. Treasury Bills   4.350%   03/18/99   4,458,660
 6,000,000   U.S. Treasury Bills   4.350%   03/25/99   5,939,810
 5,500,000   U.S. Treasury Bills   4.330%   04/08/99   5,435,832
 3,200,000   U.S. Treasury Bills   4.290%   04/15/99   3,160,342
   400,000   U.S. Treasury Bills   4.300%   04/15/99     395,031
   700,000   U.S. Treasury Bills   4.320%   04/15/99     691,264
 7,000,000   U.S. Treasury Bills   4.400%   04/22/99   6,905,018
 2,600,000   U.S. Treasury Bills   5.035%   01/07/99   2,597,803
 1,200,000   U.S. Treasury Bills   5.000%   01/07/99   1,199,000
 1,300,000   U.S. Treasury Bills   4.620%   02/04/99   1,294,314
 1,900,000   U.S. Treasury Bills   4.650%   02/04/99   1,891,656
   350,000   U.S. Treasury Bills   4.700%   02/04/99     348,446
   200,000   U.S. Treasury Bills   4.720%   02/04/99     199,108
   200,000   U.S. Treasury Bills   3.940%   03/04/99     198,643
 2,000,000   U.S. Treasury Bills   4.330%   04/01/99   1,978,335
   300,000   U.S. Treasury Bills   4.380%   04/01/99     296,716
   500,000   U.S. Treasury Bills   4.340%   04/01/99     494,575
 1,300,000   U.S. Treasury Bills   4.350%   04/01/99   1,285,862
   400,000   U.S. Treasury Bills   4.420%   04/01/99     395,580
 2,075,000   U.S. Treasury Bills   4.100%   04/29/99   2,047,099
   500,000   U.S. Treasury Bills   4.380%   04/29/99     492,822
   500,000   U.S. Treasury Bills   4.480    04/29/99     492,658
 3,300,000   U.S. Treasury Bills   4.375%   05/27/99   3,241,438
   400,000   U.S. Treasury Bills   4.340%   05/27/99     392,960
 2,000,000   U.S. Treasury Bills   4.380%   05/27/99   1,964,474
 3,750,000   U.S. Treasury Bills   4.340%   07/22/99   3,658,674

$1,000,000   U.S. Treasury Notes   5.500%   02/28/99  $1,018,643
 1,000,000   U.S. Treasury Notes   5.500%   02/28/99   1,018,680
 2,000,000   U.S. Treasury Notes   5.500%   02/28/99   2,037,363
 1,000,000   U.S. Treasury Notes   5.500%   02/28/99   1,018,681
 5,400,000   U.S. Treasury Notes   6.375%   05/15/99   5,482,891
 1,300,000   U.S. Treasury Notes   5.000%   02/15/99   1,324,292
   700,000   U.S. Treasury Notes   5.000%   02/15/99     713,206
                                                        ----------

Total Investments
At Amortized Cost -- 99.9%                           $91,246,306

Other Assets, less Liabilities  -- 0.1%                   76,686
                                                       ----------

Net Assets -- 100.0%                                 $91,322,992
                                                      ===========

See notes to financial statements

                   SELECTED BLUE CHIP EQUITIES PORTFOLIO (WBC)
                            PORTFOLIO OF INVESTMENTS
                                December 31, 1998
================================================================================



                                       Shares       Value
                                      -------     --------
      Equity Interests -- 98.9%



APPAREL -- 2.2%
Liz Claiborne.......................  30,000   $    946,875
VF Corp.............................  84,660      3,968,437
                                                -----------
                                               $  4,915,312
                                                -----------


AUTOMOTIVE -- 7.2%
Dana Corp...........................  95,800   $  3,915,825
Johnson Controls....................  70,400      4,153,600
Modine Mfg. Co...................... 115,700      4,194,125
Superior Industries Int'l. Inc...... 135,500      3,768,594
                                                -----------
                                                $ 16,032,144
                                                -----------



CHEMICALS -- 3.7%
Cooper Tire & Rubber Co.............  60,000   $  1,226,250
Morton International Inc............  33,000        808,500
PPG Industries Inc..................  53,800      3,133,850
Rohm & Haas Co...................... 100,800      3,036,600
                                                -----------
                                               $  8,205,200
                                                -----------


CONSTRUCTION -- 6.1%
Jacobs Engineering Group*........... 104,500      4,258,375
Southdown, Inc......................  72,408      4,285,649
Texas Industries Inc................  60,000      1,616,250
Toll Brothers*...................... 146,500      3,305,406
                                                -----------
                                               $ 13,465,680
                                                -----------


DIVERSIFIED -- 4.5%
Carlisle Corp.......................  30,000   $  1,548,750
Crane Company....................... 137,650      4,155,309
Lancaster Colony Corp............... 129,500      4,160,187
                                                -----------
                                               $  9,864,246
                                                -----------



DRUGS, COSMETICS & HEALTHCARE -- 3.9%
Johnson & Johnson...................  57,000   $  4,780,875
Merck & Co., Inc....................  26,800      3,958,025
                                                -----------
                                               $  8,738,900
                                                -----------



ELECTRONICS -- 9.2%
Dallas Semiconductor Corp........... 104,900   $  4,274,675
Intel Corporation...................  32,000      3,794,000
International Business Machine......  23,000      4,249,250
Raytheon Co. Class B................  67,260      3,581,595
Sun Microsystems Inc*...............  52,900      4,529,562
                                                -----------
                                               $ 20,429,082
                                                -----------

FINANCIAL -- 18.2%
AMBAC Inc...........................  66,200   $  3,984,413
BB&T Corporation.................... 116,800      4,708,500
Commerce Bancshares, Inc............  86,691      3,684,374
Compass Bancshares.................. 109,750      4,177,359
Edwards (A.G.), Inc................. 123,750      4,609,688
Federal National Mort. Assoc........  55,000      4,070,000
First Security CP................... 168,750      3,944,531
KeyCorp (New)....................... 108,000      3,456,000
MBIA Inc............................  54,000      3,540,375
Southtrust Corporation.............. 112,650      4,161,009
                                                -----------
                                               $ 40,336,249
                                                -----------


FOOD -- 3.3%
Dean Foods Company..................  81,000   $  3,305,813
Universal Foods Corp................ 144,000      3,951,000
                                                -----------
                                                $ 7,256,813
                                                -----------



MACHINERY & EQUIPMENT -- 3.0%
Caterpillar.........................  69,700   $  3,206,200
Ingersoll Rand Co...................  73,950      3,471,028
                                                -----------
                                               $  6,677,228
                                                -----------



METAL PRODUCERS -- 0.4%
Carpenter Technology................  28,000   $    950,250
                                                -----------




METAL PRODUCTS MANUFACTURERS -- 6.0%
Aeroquip-Vickers Inc................  30,000   $    898,125
Kaydon Corp......................... 110,000      4,406,875
Snap-on Inc......................... 110,600      3,850,263
Trinity Industries.................. 106,800      4,111,800
                                                -----------
                                               $ 13,267,063
                                                -----------

OIL, GAS & COAL -- 1.0%
Halliburton Company.................  71,500   $  2,118,188
                                                -----------



PRINTING & PUBLISHING -- 3.2%
American Greetings Corp.............  76,900   $  3,157,706
Banta (George) Corp................. 142,748      3,907,727
                                                -----------
                                                $ 7,065,433
                                                -----------


RECREATION -- 3.6%
Brinker International Inc.*......... 143,800   $  4,152,225
Brunswick Corp......................  45,000      1,113,750
Ryan's Family Steak Houses*......... 223,000      2,759,625
                                                -----------
                                               $  8,025,600
                                                -----------


RETAILERS -- 3.8%
Ross Stores Inc.....................  96,700   $  3,807,562
Wal-Mart Stores Inc.................  56,000      4,560,500
                                                -----------
                                               $  8,368,062
                                                -----------


TRANSPORTATION -- 5.9%
Comair Holdings, Inc................ 127,400   $  4,299,750
U.S. Freightways Corp............... 147,800      4,304,675
Werner Enterprises Inc.............. 255,750      4,523,578
                                                -----------
                                               $ 13,128,003
                                                -----------


UTILITIES - 10.7%
Aliant Comm Inc.....................  96,200   $  3,932,175
Duke Energy Corp....................  52,400      3,356,875
NIPSCO Industries Inc............... 127,400      3,877,738
Questar Corp........................ 167,000      3,235,625
SBC Communications Inc..............  86,000      4,611,750
TECO Energy, Inc.................... 166,000      4,679,125
                                                -----------
                                               $ 23,693,288
                                                -----------



MISCELLANEOUS -- 3.0%
Kelly Services...................... 103,500   $  3,286,125
Sierra Health Svcs*................. 160,000      3,370,000
                                                -----------
                                               $  6,656,125
                                                -----------



TOTAL EQUITY INTERESTS - 98.9%
  (identified cost, $163,579,471)              $219,192,866
                                               ------------


 Reserve Funds -- 1.0%


                                 Face Amount
                                 -----------
American Express Corp., 4.702%, 1/4/99
  (at amortized cost).............$2,235,000   $  2,235,000
                                                -----------

Total INVESTMENTS -- 99.9%
  (identified cost, $165,814,471)              $221,427,866

OTHER ASSETS,
  LESS LIABILITIES -- 0.1%                          228,825
                                                -----------


NET ASSETS -- 100%                             $221,656,691
                                               ============





* Non-income-producing security.


  See notes to financial statements

                   JUNIOR BLUE CHIP EQUITIES PORTFOLIO (WJBC)
                            PORTFOLIO OF INVESTMENTS
                                December 31, 1998
================================================================================


                                       Shares       Value
                                      --------     -------
   Equity Interests -- 98.2%



APPAREL -- 3.9%
Quiksilver, Inc*....................  45,200   $  1,356,000
                                                -----------



AUTOMOTIVE -- 4.9%
Simpson Industries..................  74,900   $    725,594
Thor Industries, Inc................  38,100        971,550
                                                -----------
                                               $  1,697,144
                                                -----------



CHEMICALS -- 5.6%
AMCOL Int'l. Corp...................  76,200   $    752,475
Learonal, Inc.......................  34,300      1,161,913
                                                -----------
                                               $  1,914,388
                                                -----------



CONSTRUCTION -- 5.8%
Patrick Industries..................  55,200   $    848,700
Universal Forest Pr.................  56,400      1,131,525
                                                -----------
                                               $  1,980,225
                                                -----------




DRUGS, COSMETICS & HEALTHCARE -- 9.5%
Arrow International Inc.............  12,000   $    376,500
Empi, Inc*..........................  65,900      1,647,500
Herbalife International Cl. A.......  35,000        498,750
Respironics, Inc*...................  36,400        729,139
                                                -----------
                                               $  3,251,889
                                                -----------




ELECTRICAL -- 3.1%
C&D Technology Inc..................  38,600   $  1,061,500
                                                -----------



ELECTRONICS -- 2.5%
Technitrol, Inc.....................  26,800   $    854,250
                                                -----------


FINANCIAL -- 7.7%
Centura Banks Inc...................  13,400   $    996,625
One Valley Bancorp..................  22,200        729,825
Raymond James Financial Corp........  42,900        906,262
                                                -----------
                                               $  2,632,712
                                                -----------



MACHINERY & EQUIPMENT -- 2.8%
CLARCOR Inc.........................  48,600   $    972,000
                                                -----------




METAL PRODUCERS -- 2.5%
Imco Recycling Inc..................  56,700   $    875,306
                                                -----------




METAL PRODUCTS MANUFACTURERS -- 2.6%
Regal Beloit Corp...................  38,200   $    878,600
                                                -----------




PRINTING & PUBLISHING -- 5.5%
Bowne & Co..........................  27,500   $    491,562
Merrill Corp........................  27,100        523,369
Standard Register...................  27,800        860,063
                                                -----------
                                               $  1,874,994
                                                -----------



RECREATION -- 8.8%
Arctic Cat, Inc..................... 104,200   $  1,061,536
Buffetts Inc.*......................  74,700        891,731
Sonic Corp.*........................  43,050      1,070,869
                                                -----------
                                               $  3,024,136
                                                -----------



RETAILERS -- 9.1%
The Buckle Inc......................  42,000   $  1,008,000
Dress Barn Inc*.....................  64,900        985,669
Ruddick Corp........................  49,100      1,129,300
                                                -----------
                                               $  3,122,969
                                                -----------

MISCELLANEOUS -- 23.9%
Bush Industries Cl. A...............  56,800   $    706,450
Caci International, Inc.............  47,300        798,188
Franklin Covey Co*..................  47,200        790,600
Gallagher (Arthur J.)...............  23,600      1,041,350
Lawson Prods. Inc...................  33,500        770,500
Myers Industries....................  35,950      1,029,069
TBC Corp.*.......................... 122,000        869,250
Tetra Tech Inc.*....................  50,375      1,363,273
World Fuel Services Corp............  76,400        821,300
                                                -----------
                                               $  8,189,980
                                                -----------


Total equity interests -- 98.2%
  (identified cost, $32,255,483)               $ 33,686,094
                                                -----------


   Reserve Funds -- 3.1%


                                 Face Amount
                                ------------
American Express Corp., 4.702%, 1/4/99
  (at amortized cost).............$1,050,000   $  1,050,000
                                                -----------

Total INVESTMENTS -- 101.3%
  (identified cost, $33,305,483)               $ 34,736,094


OTHER ASSETS,
  LESS LIABILITIES -- (1.3%)                      (432,607)
                                                -----------


NET ASSETS -- 100.0%                           $ 34,303,487
                                               ============



* Non-income-producing security.

See notes to financial statements

                INTERNATIONAL BLUE CHIP EQUITIES PORTFOLIO (WIBC)
                            PORTFOLIO OF INVESTMENTS
                                December 31, 1998
================================================================================

                                       Shares       Value
                                       ------       ------
    Equity Interests -- 96.6%



ARGENTINA -- 0.9%
Telecom Argentina Stet Ord..........  32,800   $    902,000
YPF Sociedad Anonima................  37,800      1,056,038
                                                -----------
                                               $  1,958,038
                                                -----------


AUSTRALIA -- 2.4%
Australian Gas & Light Co........... 388,780   $  2,798,954
Lend Lease Corp. Ltd................ 165,512      2,230,274
                                                -----------
                                               $  5,029,228
                                                -----------


AUSTRIA -- 0.4%
Bank Austria AG.....................  16,200   $    823,151
                                                -----------



BRAZIL -- 0.7%
Embratel Partipacoes................  21,400   $    298,263
Telecelular Sul Particip............   2,140         37,316
Telecentro Sul Participa............   4,280        178,958
Telenorte Leste Participa...........  21,400        266,163
Telesp Celular Participa............   8,560        149,800
Telesp Participacoes SA ADR.........  21,400        473,475
Telesudeste Celular Part............   4,280         88,543
                                                -----------
                                               $  1,492,518
                                                -----------



CANADA -- 6.4%
Bombardier Inc. Class B............. 178,700   $  2,559,609
Loblaw Companies Ltd................ 105,100      2,559,174
Magna Int'l. Inc. Cl. A.............  35,490      2,204,344
Power Financial Corp................ 126,600      2,802,456
Teleglobe Inc.......................  97,500      3,491,339
                                                -----------
                                               $ 13,616,922
                                                -----------



DENMARK -- 2.2%
Coloplast B A/S.....................  17,100   $  2,031,822
Novo-Nordisk A/S....................  19,300      2,547,354
                                                -----------
                                               $  4,579,176
                                                -----------


FINLAND --  1.8%
Finnlines Oy........................  21,600   $    923,484
Nokia Oy a Shares...................  24,000      2,918,248
                                                -----------
                                               $  3,841,732
                                                -----------


FRANCE -- 13.1%
Alcatel.............................  13,500   $  1,649,518
Axa Company FRF60...................  21,900      3,168,810
Carrefour Supermarche...............   4,300      3,240,747
Essilor International...............   5,700      2,240,086
L'Air Liquide SA....................   6,778      1,241,059
LeGrand SA..........................   9,900      2,619,132
Michelin B. French Reg. Shares......  43,700      1,744,721
Pinault-Printemps Redoute SA........  12,600      2,403,859
Promodes............................   5,400      3,920,257
Sagem SA............................   3,420      2,260,450
Technip.............................  11,130      1,045,798
TV Francaise........................  12,700      2,257,324
                                                -----------
                                               $ 27,791,761
                                                -----------



GERMANY -- 5.7%
BASF AG.............................  58,400   $  2,226,763
Bayerische Motoren Werke AG.........   4,040      3,099,354
Gea Pref. Shares....................  62,000      1,486,811
Gehe AG.............................  42,440      2,926,019
Lufthansa AG........................ 104,800      2,312,134
                                                -----------
                                               $ 12,051,081
                                                -----------



HONG KONG -- 1.3%
HSBC Holdings PLC...................  26,000   $    647,735
Henderson Land Development.......... 133,000        688,434
Johnson Electric Holdings Ltd....... 538,000      1,381,980
                                                -----------
                                               $  2,718,149
                                                -----------




IRELAND -- 1.9%
Bank of Ireland.....................  78,994   $  1,731,706
CRH PLC.............................  85,600      1,453,204
Greencore PLC.......................  50,000        225,692
Waterford Wedgewood - Uni........... 780,000        634,261
                                                -----------
                                               $  4,044,863
                                                -----------



ITALY -- 6.5%
Alleanza Assicurazioni SPA.......... 178,000   $  2,519,368
Assicurazione Generali Itl..........  80,000      3,341,501
Benetton Group......................1,370,000     2,773,172
Eni SPA............................. 383,000      2,515,002
Telecom Italia Mobile............... 360,000      2,659,249
                                                -----------
                                               $ 13,808,292
                                                -----------

JAPAN -- 9.9%
Bridgestone Corporation............. 103,000   $  2,327,094
Canon Inc...........................  79,000      1,680,481
Fuji Photo Film.....................  54,000      1,997,710
Honda Motor Co., Ltd................  65,000      2,124,108
Hoya Corp...........................  53,000      2,567,603
Nintendo Corp. Ltd..................  22,000      2,112,217
Sony Corp...........................  23,000      1,667,313
TDK Corp............................  26,000      2,365,718
Toyota Motor Co.....................  77,000      2,082,181
York-Benimaru Co. Ltd...............  69,000      2,181,890
                                                -----------
                                               $ 21,106,315
                                                -----------



MEXICO -- 2.6%
Cemex S.A........................... 258,000   $    556,113
Cifra S.A........................... 669,740        811,396
Grupo Carso S.A. de C.V............  283,000        960,000
Grupo Industrial Saltillo A......... 150,000        374,054
Grupo Industrial Maseca-B........... 907,000        732,559
Organizacion Soriana SA-B........... 325,000      1,049,975
Telefonos de Mexico.................  21,400      1,041,913
                                                -----------
                                               $  5,526,010
                                                -----------




NETHERLANDS -- 14.2%
Abn Amro Holdings................... 101,061   $  2,122,566
Aegon NV............................  28,345      3,475,492
Cap Gemini..........................  31,100      2,166,268
CSM N.V. Cert.......................  46,299      2,668,587
Fortis Amev NV......................  37,000      3,061,201
Getronics N.V.......................  31,925      1,578,681
Hagemeyer N.V.......................  48,023      1,751,676
ING Groep N.V.......................  50,786      3,091,932
Internatio-Muller NV................  36,400        899,984
Numico NV...........................  73,071      3,477,351
Stork N.V...........................  32,717        746,296
TNT Post Group*.....................  59,185      1,903,915
Unilever N.V........................  25,800      2,201,787
Verenigde Nederlandse...............  26,000        978,784
                                                -----------
                                               $ 30,124,520
                                                -----------




PORTUGAL-- 0.8%
Banco Espirito Santo - Reg..........  31,867   $    987,129
Portugal Telecom S.A. ADR...........  17,000        758,625
                                                -----------
                                               $  1,745,754
                                                -----------



SINGAPORE -- 1.1%
City Developments................... 150,000   $    649,606
Overseas Chinese Bkng Corp.......... 128,000        868,322
United Overseas Bank-Foreign........ 128,000        821,805
                                                -----------
                                               $  2,339,733
                                                -----------



SOUTH AFRICA -- 0.9%
Sasol Beperk Limited................  87,500   $    330,525
South African Breweries LT..........  46,526        783,563
Tiger Oats Limited..................  82,350        810,882
                                                -----------
                                               $  1,924,970
                                                -----------



SPAIN -- 6.7%
Banco Bilbao Vizcaya SA............. 147,900   $  2,317,937
Bankinter - Banco Interc Esp........  72,000      2,652,391
Endesa S.A..........................  82,400      2,182,320
Gas Natural SDG S.A.................  27,000      2,938,297
Repsol S.A..........................  55,740      2,972,119
Telefonica..........................  27,500      1,222,265
Telefonica de Espana................  27,500         24,407
                                                -----------
                                               $ 14,309,736
                                                -----------



SWEDEN -- 1.4%
Ericsson AB B Free..................  91,300   $  2,168,793
Svedala Industri AB-Free............  53,700        779,913
                                                -----------
                                               $  2,948,706
                                                -----------



SWITZERLAND -- 6.3%
Alusuisse-Lonza Group Ltd...........   2,450   $  2,852,361
Nestle SA ADR.......................  20,600      2,242,261
Novartis AG-Reg.....................   1,300      2,554,027
Sch. Rueckversicherungs-Ges.........   1,150      2,996,544
The Swatch Group AG.................  17,600      2,634,941
                                                -----------
                                               $ 13,280,134
                                                -----------



UNITED KINGDOM -- 9.4%
Abbey National......................  97,000   $  2,071,703
Bodycote International PLC..........  72,700      1,004,375
Cable & Wireless PLC  ADR...........  84,300      3,098,025
Kingfisher PLC...................... 259,000      2,795,917
Kwik-Fit Holdings PLC............... 315,100      2,517,804
Siebe PLC........................... 543,888      2,139,120

Tomkins PLC......................... 449,509      2,114,797
Vodafone Group PLC.................. 158,031      2,559,584
Wolseley PLC........................ 254,394      1,604,234
                                                -----------
                                             $   19,905,559
                                                -----------



TOTAL EQUITY INTERESTS - 96.6%
  (identified cost, $163,181,603)              $204,966,348
                                               ------------

  Reserve Funds -- 3.2%

                                 Face Amount
                                 -------------
American Express Corp.,  4.702%,  01/04/99
  (at amortized cost).............$6,775,000   $  6,775,000
                                                -----------

Total INVESTMENTS -- 99.8%
  (identified cost, $169,956,603)              $211,741,348

OTHER ASSETS,
   LESS LIABILITIES -- 0.2%                         489,194
                                                -----------



NET ASSETS -- 100%                             $212,230,542
                                               ============





* Non-income-producing security.


ADR: American Depository Receipts

See notes to financial statements

                   U.S. GOVERNMENT NEAR TERM PORTFOLIO (WNTB)
                            PORTFOLIO OF INVESTMENTS
                                December 31, 1998
================================================================================


Face                                                    Coupon     Maturity      Market                   Current  Yield To
Amount            Description                            Rate        Date         Price        Value     Yield(1) Maturity(1)
--------------------------------------------------------------------------------------------------------------------------------

GOVERNMENT INTERESTS
$    850,000      Federal Home Loan Bank                 5.120%     11/9/99      100.000   $ 850,000       5.12%     5.26%
   1,950,000      Federal Home Loan Bank                 4.860%     10/5/01       99.516   1,940,562       4.88%     4.89%
   2,000,000      Federal Home Loan Bank                 5.675%     8/18/03      102.125   2,042,500       5.56%     5.08%
   3,500,000      Federal Home Loan Bank                 5.125%     9/15/03       99.969   3,498,915       5.13%     5.08%
   1,000,000      Federal Home Loan Bank                 5.535%    11/10/03       98.875     988,750       5.60%     6.00%
     500,000      Federal Home Loan Bank                 5.375%     12/8/03       99.375     496,875       5.41%     5.54%
   1,500,000      Federal Home Loan Bank                 5.430%      6/8/01      100.047   1,500,705       5.43%         -

   1,000,000      FNMA                                   4.750%    11/14/03       98.719     987,190       4.81%     5.01%
   1,500,000      FNMA                                   5.250%    11/19/01      100.031   1,500,465       5.25%     5.42%
   1,500,000      FNMA                                   5.350%    10/27/03       98.641   1,479,615       5.42%     5.55%
   1,000,000      FNMA                                   5.310%     9/15/00      100.016   1,000,160       5.31%         -
   1,925,000      FNMA                                   5.900%      7/9/03      101.375   1,951,469       5.82%     5.60%
   1,300,000      FNMA                                   6.170%      8/5/03      100.062   1,300,806       6.17%     6.02%
   1,500,000      FNMA                                   5.940%     8/18/03      100.531   1,507,965       5.91%     5.68%
   1,500,000      FNMA                                   5.860%     8/20/03      101.297   1,519,455       5.78%     5.43%
   1,500,000      FNMA                                   5.910%     8/25/03      100.719   1,510,785       5.87%     5.68%

   2,100,000      U.S. Treasury Notes                    7.000%     4/15/99      100.656   2,113,775       6.95%     4.65%
   1,650,000      U.S. Treasury Notes                    6.375%     7/15/99      100.922   1,665,213       6.32%     4.59%
   2,000,000      U.S. Treasury Notes                    8.000%     8/15/99      102.000   2,040,000       7.84%     4.70%
   2,550,000      U.S. Treasury Notes                    5.750%     9/30/99      100.797   2,570,324       5.70%     4.62%
   2,000,000      U.S. Treasury Notes                    7.875%    11/15/99      102.687   2,053,740       7.67%     4.69%
   4,500,000      U.S. Treasury Notes                    5.375%     1/31/00      100.750   4,533,750       5.33%     4.62%
   2,000,000      U.S. Treasury Notes                    5.875%     2/15/00      101.297   2,025,940       5.80%     4.66%
   1,500,000      U.S. Treasury Notes                    8.500%     2/15/00      104.109   1,561,635       8.16%     4.68%
  11,100,000      U.S. Treasury Notes                    7.125%     2/29/00      102.687  11,398,257       6.94%     4.69%
   7,000,000      U.S. Treasury Notes                    6.250%     5/31/00      102.141   7,149,870       6.12%     4.66%
   8,000,000      U.S. Treasury Notes                    6.000%     8/15/00      102.062   8,164,960       5.88%     4.64%
   2,500,000      U.S. Treasury Notes                    5.625%    11/30/00      101.781   2,544,525       5.53%     4.64%
   1,200,000      U.S. Treasury Notes                    5.500%    12/31/00      101.672   1,220,064       5.41%     4.61%
   9,650,000      U.S. Treasury Notes                    7.500%    11/15/01      107.531  10,376,742       6.97%     4.64%
   3,100,000      U.S. Treasury Notes                    6.250%     2/28/02      104.516   3,239,996       5.98%     4.68%
   1,500,000      U.S. Treasury Notes                    6.000%     7/31/02      104.219   1,563,285       5.76%     4.69%
                                                                                         -----------
Total Government Interests (identified cost, $86,739,160)  - 95.7%                       $88,298,293
                                                                                         -----------

COMMERCIAL PAPER

$    380,000      AMERICAN EXPRESS CORP                  4.702%      1/4/99                $ 380,000       4.70%     4.70%
   2,000,000      FNMA                                   5.500%     2/12/99                2,000,000       5.50%     5.69%
                                                                                         -----------

Total Commercial Paper - 2.6%                                                             $ 2,380,000
                                                                                         ------------

Total Investments (identified cost, $89,119,160) --  98.3%                                $90,678,293

Other Assets, Less Liabilities --  1.7%                                                     1,521,682
                                                                                         -----------
Net Assets -- 100.0%                                                                      $92,199,975
                                                                                         ============
Average Maturity  --  1.9 Years (1)

(1) Unaudited.

                         U.S. TREASURY PORTFOLIO (WUSTB)
                            PORTFOLIO OF INVESTMENTS
                               December 31, 1998
================================================================================


Face                                                    Coupon     Maturity      Market                   Current   Yield To
Amount            Description                            Rate        Date         Price        Value     Yield(1)  Maturity(1)
---------------------------------------------------------------------------------------------------------------------------------


$  5,500,000      U. S. Treasury Notes                   5.875%    11/15/99     $101.031 $ 5,556,705       5.82%     4.65%
   2,700,000      U. S. Treasury Notes                   5.375%     1/31/00      100.750   2,720,250       5.33%     4.62%
   3,400,000      U. S. Treasury Notes                   6.250%     5/31/00      102.141   3,472,794       6.12%     4.66%
   4,450,000      U. S. Treasury Notes                   5.250%     1/31/01      101.234   4,504,913       5.19%     4.61%
   6,550,000      U. S. Treasury Notes                   6.500%     5/15/05      109.594   7,178,407       5.93%     4.74%
   7,050,000      U. S. Treasury Notes                   6.500%     8/15/05      109.906   7,748,373       5.91%     4.73%
   3,200,000      U. S. Treasury Notes                   5.875%    11/15/05      106.672   3,413,504       5.51%     4.70%
   3,600,000      U. S. Treasury Notes                   5.625%     2/15/06      105.469   3,796,884       5.33%     4.66%
   3,500,000      U. S. Treasury Notes                   6.500%    10/15/06      110.922   3,882,270       5.86%     4.76%
   1,500,000      U. S. Treasury Notes                   6.250%     2/15/07      109.687   1,645,305       5.70%     4.76%
   1,500,000      U. S. Treasury Notes                   6.625%     5/15/07      112.453   1,686,795       5.89%     4.77%
   3,000,000      U. S. Treasury Notes                   6.125%     8/15/07      109.219   3,276,570       5.61%     4.78%

     600,000      U.S  Treasury Bonds                   11.625%    11/15/04      134.687     808,122       8.63%     4.79%
   1,000,000      U.S  Treasury Bonds                   10.000%     5/15/10      127.641   1,276,410       7.83%     6.51%
   1,300,000      U.S  Treasury Bonds                   14.000%    11/15/11      158.422   2,059,486       8.84%     7.01%
   6,100,000      U.S  Treasury Bonds                    7.250%     5/15/16      121.141   7,389,601       5.98%     5.36%
   2,000,000      U.S  Treasury Bonds                    6.250%     8/15/23      111.766   2,235,320       5.59%     5.37%
   2,200,000      U.S  Treasury Bonds                    6.000%     2/15/26      109.078   2,399,716       5.50%     5.34%
                                                                                          -----------

Total Investments (identified cost, $59,980,205) -   96.6%                              $ 65,051,425


Other Assets, less Liabilities -  3.4%                                                     2,278,228
                                                                                         -----------


Net Assets -  100.0%                                                                     $ 67,329,653
                                                                                         ============

Average Maturity -  8.02 Years (1)

(1) Unaudited.

See notes to financial statements

                         CURRENT INCOME PORTFOLIO (WCIF)
                            PORTFOLIO OF INVESTMENTS
                                December 31, 1998
================================================================================


Face                                     Coupon       Maturity       Market                         Current
Amount            Description             Rate          Date         Price            Value         Yield(1)
----------------------------------------------------------------------------------------------------------------

GOVERNMENT INTERESTS - 95.3%
$    2,068        GNMA POOL #  000434    8.000%        4/15/01      $101.538         $ 2,101           7.88%
       495        GNMA POOL #  000473    7.500%        4/15/01       101.402             502           7.40%
   910,884        GNMA POOL #  000545    7.500%       12/20/22       102.812         936,498           7.29%
 1,486,872        GNMA POOL #  000723    7.500%        1/20/23       102.812       1,528,684           7.29%
 1,250,748        GNMA POOL #  001268    8.000%        7/20/23       103.843       1,298,815           7.70%
     1,591        GNMA POOL #  001408    6.500%        3/15/02       100.364           1,598           6.48%
    69,835        GNMA POOL #  001596    9.000%        4/20/21       106.687          74,505           8.44%
   422,767        GNMA POOL #  001788    7.000%        7/20/24       101.875         430,695           6.87%
   636,393        GNMA POOL #  002218    7.500%        5/20/26       102.749         653,888           7.30%
 1,893,218        GNMA POOL #  002268    7.500%        8/20/26       102.718       1,944,676           7.30%
   998,686        GNMA POOL #  002671    6.000%       11/20/28        98.625         984,954           6.08%
 2,700,000        GNMA POOL #  002687    6.000%       12/20/28        98.625       2,662,875           6.08%
     1,438        GNMA POOL #  003026    8.000%        1/15/04       102.662           1,477           7.79%
       853        GNMA POOL #  003331    8.000%        1/15/04       102.662             876           7.79%
     2,614        GNMA POOL #  004183    8.000%        7/15/04       103.151           2,696           7.76%
     1,842        GNMA POOL #  004433    9.000%       11/15/04       104.718           1,929           8.59%
   501,974        GNMA POOL #  004702    7.500%        2/15/26       103.093         517,500           7.27%
     4,532        GNMA POOL #  005466    8.500%        3/15/05       104.448           4,734           8.14%
       457        GNMA POOL #  005561    8.500%        4/15/05       103.806             475           8.19%
 2,030,361        GNMA POOL #  005601    8.000%       11/15/26       103.937       2,110,297           7.70%
     1,825        GNMA POOL #  005687    7.250%        2/15/05       102.782           1,876           7.05%
     2,217        GNMA POOL #  005910    7.250%        2/15/05       102.782           2,280           7.05%
    11,792        GNMA POOL #  007003    8.000%        7/15/05       103.598          12,216           7.72%
     1,545        GNMA POOL #  007319    6.500%       10/15/04       100.583           1,554           6.46%
     4,964        GNMA POOL #  009106    8.250%        5/15/06       104.773           5,202           7.87%
     7,448        GNMA POOL #  009889    7.250%        2/15/06       103.268           7,692           7.02%
       900        GNMA POOL #  011191    7.250%        4/15/06       103.460             931           7.01%
     3,809        GNMA POOL #  012526    8.000%       11/15/06       104.005           3,962           7.69%
   952,441        GNMA POOL #  044190    8.000%       12/15/26       103.937         989,939           7.70%
    95,836        GNMA POOL #  151443   10.000%        3/15/16       108.085         103,585           9.25%
    19,720        GNMA POOL #  153564   10.000%        4/15/16       108.085          21,315           9.25%
   133,074        GNMA POOL #  172558    9.500%        8/15/16       107.437         142,971           8.84%
   167,722        GNMA POOL #  176992    8.000%       11/15/16       104.906         175,951           7.63%
    35,025        GNMA POOL #  177784    8.000%       10/15/16       104.906          36,744           7.63%
    45,606        GNMA POOL #  180033    9.500%        9/15/16       107.437          48,998           8.84%
     4,899        GNMA POOL #  188060    9.500%       10/15/16       107.437           5,264           8.84%
     4,857        GNMA POOL #  190959    8.500%        2/15/17       106.831           5,189           7.96%
     78,806       GNMA POOL #  192357    8.000%        4/15/17       104.825          82,609           7.63%
   336,961        GNMA POOL #  194057    8.500%        4/15/17       106.831         359,979           7.96%
    71,299        GNMA POOL #  194287    9.500%        3/15/17       107.412          76,584           8.84%
   488,503        GNMA POOL #  194926    8.500%        2/15/17       106.831         521,873           7.96%
    10,470        GNMA POOL #  196063    8.500%        3/15/17       106.831          11,185           7.96%
   232,020        GNMA POOL #  203369    8.000%       12/15/16       104.906         243,403           7.63%
    15,481        GNMA POOL #  206740   10.000%       10/15/17       108.343          16,774           9.23%
    53,187        GNMA POOL #  206762    9.000%        4/15/21       107.405          57,126           8.38%
    65,037        GNMA POOL #  207019    8.000%        3/15/17       104.825          68,176           7.63%
    14,017        GNMA POOL #  208076    8.000%        4/15/17       104.825          14,694           7.63%
    11,039        GNMA POOL #  210520   10.500%        8/15/17       109.631          12,103           9.58%
    10,871        GNMA POOL #  210618    9.500%        4/15/17       107.412          11,677           8.84%
    81,982        GNMA POOL #  211013    9.000%        1/15/20       107.468          88,105           8.37%

$   73,565        GNMA POOL #  211231    8.500%        5/15/17      $106.831      $  78,591            7.96%
    61,538        GNMA POOL #  212601    8.500%        6/15/17       106.831         65,742            7.96%
    13,551        GNMA POOL #  218420    8.500%       11/15/21       106.531         14,437            7.98%
   187,334        GNMA POOL #  219335    8.000%        5/15/17       104.825        196,373            7.63%
   169,048        GNMA POOL #  220703    8.000%        5/15/17       104.825        177,205            7.63%
    22,132        GNMA POOL #  220917    8.500%        4/15/17       106.831         23,645            7.96%
   318,589        GNMA POOL #  222112    8.000%        1/15/22       104.219        332,030            7.68%
    31,395        GNMA POOL #  223126   10.000%        8/15/17       108.343         34,015            9.23%
    88,368        GNMA POOL #  223133    9.500%        7/15/17       107.412         94,919            8.84%
    18,816        GNMA POOL #  223348   10.000%        8/15/18       108.411         20,400            9.22%
     5,624        GNMA POOL #  223588   10.000%       12/15/18       108.183          6,085            9.24%
    13,856        GNMA POOL #  224078   10.000%        7/15/18       108.411         15,022            9.22%
    67,069        GNMA POOL #  228308   10.000%        1/15/19       108.343         72,665            9.23%
    44,179        GNMA POOL #  228483    9.500%        9/15/19       107.362         47,432            8.85%
    28,645        GNMA POOL #  230223    9.500%        4/15/18       107.387         30,762            8.85%
    23,017        GNMA POOL #  235000   10.000%        1/15/18       108.343         24,938            9.23%
    36,956        GNMA POOL #  245580    9.500%        7/15/18       107.387         39,686            8.85%
    24,208        GNMA POOL #  247473   10.000%        9/15/18       108.085         26,165            9.25%
    92,905        GNMA POOL #  247681    9.000%       11/15/19       107.530         99,902            8.37%
    21,210        GNMA POOL #  247872   10.000%        9/15/18       108.411         22,995            9.22%
    29,810        GNMA POOL #  250412    8.000%        3/15/18       104.743         31,224            7.64%
    45,541        GNMA POOL #  251241    9.500%        6/15/18       107.387         48,905            8.85%
    42,281        GNMA POOL #  258911    9.500%        9/15/18       107.387         45,405            8.85%
    38,732        GNMA POOL #  260999    9.500%        9/15/18       107.387         41,594            8.85%
    25,407        GNMA POOL #  263439   10.000%        2/15/19       108.468         27,559            9.22%
    51,204        GNMA POOL #  265267    9.500%        8/15/20       107.337         54,961            8.85%
    24,413        GNMA POOL #  266983   10.000%        2/15/19       108.468         26,481            9.22%
    16,597        GNMA POOL #  273690    9.500%        8/15/19       107.362         17,820            8.85%
    31,088        GNMA POOL #  274489    9.500%       12/15/19       107.362         33,377            8.85%
    19,510        GNMA POOL #  275456    9.500%        8/15/19       107.362         20,947            8.85%
    65,786        GNMA POOL #  275538    9.500%        1/15/20       107.337         70,613            8.85%
    39,713        GNMA POOL #  277205    9.000%       12/15/19       107.530         42,704            8.37%
    25,443        GNMA POOL #  285467    9.500%        7/15/20       107.337         27,311            8.85%
    67,641        GNMA POOL #  285744    9.000%        5/15/20       107.468         72,693            8.37%
    63,491        GNMA POOL #  286556    9.000%        3/15/20       107.468         68,233            8.37%
     1,034        GNMA POOL #  287999    9.000%        9/15/20       107.468          1,112            8.37%
    90,273        GNMA POOL #  289092    9.000%        4/15/20       107.468         97,015            8.37%
     8,702        GNMA POOL #  289949    8.500%        7/15/21       106.531          9,271            7.98%
    18,538        GNMA POOL #  290700    9.000%        8/15/20       107.468         19,923            8.37%
    21,464        GNMA POOL #  291933    9.500%        7/15/20       107.337         23,039            8.85%
    29,560        GNMA POOL #  293666    8.500%        6/15/21       106.531         31,492            7.98%
     1,041        GNMA POOL #  294209    9.000%        7/15/21       107.405          1,119            8.38%
     9,570        GNMA POOL #  297345    8.500%        8/15/20       106.606         10,203            7.97%
    18,906        GNMA POOL #  301017    8.500%        6/15/21       106.531         20,141            7.98%
    58,504        GNMA POOL #  301366    8.500%        6/15/21       106.531         62,326            7.98%
   115,604        GNMA POOL #  302713    9.000%        2/15/21       107.405        124,165            8.38%
    10,945        GNMA POOL #  302723    8.500%        5/15/21       106.531         11,660            7.98%
    63,052        GNMA POOL #  302781    8.500%        6/15/21       106.531         67,171            7.98%
    72,361        GNMA POOL #  302933    8.500%        6/15/21       106.531         77,087            7.98%
   100,662        GNMA POOL #  304512    8.500%        5/15/21       106.531        107,237            7.98%


   133,494        GNMA POOL #  305091    9.000%         7/15/21       107.405        143,379            8.38%
$    6,300        GNMA POOL #  306669    8.000%         7/15/21      $104.500        $ 6,584            7.66%
    95,425        GNMA POOL #  306693    8.500%         9/15/21       106.531        101,658            7.98%
    86,019        GNMA POOL #  308792    9.000%         7/15/21       107.405         92,390            8.38%
    49,721        GNMA POOL #  311087    8.500%         7/15/21       106.531         52,968            7.98%
    15,609        GNMA POOL #  314222    8.500%         4/15/22       106.343         16,600            7.99%
   108,268        GNMA POOL #  314581    9.500%        10/15/21       107.312        116,185            8.85%
   251,135        GNMA POOL #  315187    8.000%         6/15/22       104.219        261,731            7.68%
   473,284        GNMA POOL #  315388    8.000%         2/15/22       104.219        493,252            7.68%
   366,534        GNMA POOL #  315754    8.000%         1/15/22       104.219        381,999            7.68%
   541,417        GNMA POOL #  316240    8.000%         1/15/22       104.219        564,260            7.68%
   108,138        GNMA POOL #  316615    8.500%        11/15/21       106.531        115,201            7.98%
   139,322        GNMA POOL #  317069    8.500%        12/15/21       106.531        148,422            7.98%
   253,133        GNMA POOL #  317351    8.000%         5/15/22       104.219        263,813            7.68%
   277,786        GNMA POOL #  317358    8.000%         5/15/22       104.219        289,507            7.68%
   265,388        GNMA POOL #  318776    8.000%         2/15/22       104.219        276,585            7.68%
     5,877        GNMA POOL #  318793    8.500%         2/15/22       106.343          6,251            7.99%
   320,604        GNMA POOL #  319441    8.500%         4/15/22       106.343        340,940            7.99%
   162,949        GNMA POOL #  321806    8.000%         5/15/22       104.219        169,824            7.68%
   369,913        GNMA POOL #  321807    8.000%         5/15/22       104.219        385,520            7.68%
   234,173        GNMA POOL #  321976    8.500%         1/15/22       106.343        249,027            7.99%
   448,069        GNMA POOL #  323226    8.000%         6/15/22       104.219        466,973            7.68%
   347,415        GNMA POOL #  323929    8.000%         2/15/22       104.219        362,072            7.68%
   328,450        GNMA POOL #  325165    8.000%         6/15/22       104.219        342,308            7.68%
   186,531        GNMA POOL #  325651    8.000%         6/15/22       104.219        194,401            7.68%
   538,665        GNMA POOL #  329540    7.500%         8/15/22       103.187        555,833            7.27%
   807,661        GNMA POOL #  329982    7.500%         2/15/23       103.187        833,402            7.27%
   480,560        GNMA POOL #  331361    8.000%        11/15/22       104.219        500,835            7.68%
   553,926        GNMA POOL #  335746    8.000%        10/15/22       104.219        577,297            7.68%
   344,722        GNMA POOL #  335950    8.000%        10/15/22       104.219        359,266            7.68%
 1,860,263        GNMA POOL #  348103    7.000%         6/15/23       102.343      1,903,849            6.84%
   583,812        GNMA POOL #  348213    6.500%         8/15/23       101.093        590,194            6.43%
 1,283,360        GNMA POOL #  350372    7.000%         4/15/23       102.343      1,313,429            6.84%
 1,064,584        GNMA POOL #  350659    7.500%         6/15/23       103.187      1,098,513            7.27%
 1,428,099        GNMA POOL #  350938    6.500%         8/15/23       101.093      1,443,709            6.43%
 1,356,405        GNMA POOL #  352001    6.500%        12/15/23       101.093       1,371,231           6.43%
    638,956       GNMA POOL #  362174    6.500%         1/15/24       101.062        645,742            6.43%
   683,183        GNMA POOL #  362628    7.000%         8/15/23       102.343        699,191            6.84%
   789,556        GNMA POOL #  363429    7.000%         8/15/23       102.343        808,056            6.84%
   767,921        GNMA POOL #  367414    6.000%        11/15/23        99.312        762,638            6.04%
 1,332,468        GNMA POOL #  367806    6.500%         9/15/23       101.093      1,347,033            6.43%
 1,537,214        GNMA POOL #  368238    7.000%        12/15/23       102.343      1,573,231            6.84%
 2,018,283        GNMA POOL #  368502    7.000%         2/15/24       102.343      2,065,572            6.84%
 1,533,628        GNMA POOL #  370773    6.000%        11/15/23        99.312      1,523,077            6.04%
 2,456,310        GNMA POOL #  372050    6.500%         2/15/24       101.062      2,482,397            6.43%
   893,685        GNMA POOL #  372379    8.000%        10/15/26       103.937        928,870            7.70%
   978,247        GNMA POOL #  372468    6.500%        12/15/27       101.000        988,030            6.44%
 2,539,989        GNMA POOL #  376218    7.500%         8/15/25       103.093      2,618,551            7.27%
   915,971        GNMA POOL #  376400    6.500%         2/15/24       101.062        925,699            6.43%
   650,640        GNMA POOL #  398251    7.500%         9/15/25       103.093         670,765           7.27%
  1,196,794       GNMA POOL #  405558    7.500%         1/15/26       103.093      1,233,812            7.27%
   592,412        GNMA POOL #  414736    7.500%        11/15/25       103.093        610,736            7.27%


$  686,080        GNMA POOL #  417225    7.500%         1/15/26      $103.093      $ 707,301            7.27%
 1,180,902        GNMA POOL #  417276    7.000%         2/15/26       102.312      1,208,205            6.84%
 3,328,514        GNMA POOL #  420707    7.000%         2/15/26       102.312      3,405,470            6.84%
   684,154        GNMA POOL #  421829    7.500%         4/15/26       103.093        705,315            7.27%
 1,325,195        GNMA POOL #  422506    6.500%         3/15/26       101.031      1,338,858            6.43%
   130,444        GNMA POOL #  423114    7.000%         9/15/27       102.312        133,460            6.84%
   734,596        GNMA POOL #  424173    7.500%         3/15/26       103.093        757,318            7.27%
   477,469        GNMA POOL #  427199    7.000%        12/15/27       102.312        488,509            6.84%
 1,577,854        GNMA POOL #  430279    7.000%        10/15/27       102.312      1,614,335            6.84%
   420,547        GNMA POOL #  431036    8.000%         7/15/26       103.937        437,105            7.70%
   937,795        GNMA POOL #  436214    6.500%         2/15/13       101.875        955,379            6.38%
 1,002,898        GNMA POOL #  436723    7.500%        11/15/26       103.093      1,033,918            7.27%
 2,959,716        GNMA POOL #  436777    7.000%         4/15/27       102.312      3,028,145            6.84%
 2,186,616        GNMA POOL #  440166    7.000%         2/15/27       102.312      2,237,171            6.84%
   962,146        GNMA POOL #  442063    7.000%        10/15/26       102.312        984,391            6.84%
   784,038        GNMA POOL #  442193    7.500%        12/15/26       103.093        808,289            7.27%
   989,336        GNMA POOL #  442996    6.000%         6/15/13       100.718        996,440            5.96%
   940,028        GNMA POOL #  446943    7.000%         4/15/27       102.312        961,762            6.84%
 3,145,726        GNMA POOL #  448490    7.500%         3/15/27       103.093      3,243,024            7.27%
 1,491,277        GNMA POOL #  449176    6.500%         7/15/28       101.000      1,506,191            6.44%
 1,493,257        GNMA POOL #  457100    6.500%        11/15/28       101.000      1,508,190            6.44%
 2,582,894        GNMA POOL #  458672    6.500%         1/15/28       101.000      2,608,723            6.44%
 1,367,233        GNMA POOL #  458712    7.000%        11/15/27       102.312      1,398,844            6.84%
   466,953        GNMA POOL #  460698    7.000%        10/15/27       102.312        477,749            6.84%
 1,463,890        GNMA POOL #  460726    6.500%        12/15/27       101.000      1,478,529            6.44%
 1,856,301        GNMA POOL #  462363    7.000%        11/15/27       102.312      1,899,219            6.84%
   947,774        GNMA POOL #  462444    6.500%        12/15/27       101.000        957,253            6.44%
 1,454,571        GNMA POOL #  462623    6.500%         3/15/28       101.000      1,469,118            6.44%
   959,272        GNMA POOL #  468173    7.000%         8/15/28       102.312        981,451            6.84%
   980,744        GNMA POOL #  469226    6.500%         3/15/28       101.000        990,552            6.44%
 1,996,163        GNMA POOL #  469615    6.500%        10/15/28       101.000      2,016,125            6.44%
 1,957,213        GNMA POOL #  472028    6.500%         5/15/28       101.000      1,976,786            6.44%
 1,491,576        GNMA POOL #  480030    6.500%         6/15/28       101.000      1,506,492            6.44%
 1,981,216        GNMA POOL #  484195    6.500%         8/15/28       101.000      2,001,029            6.44%
 1,010,000        GNMA POOL #  488924    6.500%        11/15/28       101.000      1,020,100            6.44%
 2,013,342        GNMA POOL #  780429    7.500%         9/15/26       103.093      2,075,614            7.27%
   832,487        GNMA POOL #  780518    7.000%         6/15/26       102.343        851,992            6.84%
 1,367,217        GNMA POOL #  410915    6.500%         2/15/26       101.031      1,381,312            6.43%
                                                                                -------------
Total Government Interests (identified cost, $106,285,436) - 95.3%              $108,428,001

COMMERCIAL PAPER - 4.1%

$ 4,630,000       AMERICAN EXPRESS CORP  4.702%         1/04/99                    4,630,000
                                                                                 -----------

Total Investments (identified cost $110,915,436) - 99.4%                        $113,058,001

Other Assets, less Liabilities - 0.6%                                                648,751
                                                                                 -----------

Net Assets - 100.0%                                                             $113,706,752
                                                                                ============

(1) Unaudited.
See notes to financial statements


         The Wright Managed
         Blue Chip Investment Funds

         Annual Report

         Officers and Trustees of the Funds
         Peter M. Donovan, President and Trustee
         H. Day Brigham, Jr., Vice President , Secretary and Trustee
         A. M. Moody III, Vice President and Trustee
         Judith R. Corchard, Vice President and Trustee
         Dorcas R. Hardy, Trustee
         Leland Miles, Trustee
         Lloyd F. Pierce, Trustee
         George R. Prefer, Trustee
         Richard E. Taber, Trustee
         Raymond Van Houtte, Trustee
         James L. O'Connor, Treasurer
         William J. Austin, Jr., Assistant Treasurer

         Administrator
         Eaton Vance Management
         24 Federal Street
         Boston, Massachusetts 02110

         Investment Adviser
         Wright Investors' Service
         1000 Lafayette Boulevard
         Bridgeport, Connecticut 06604

         Principal Underwriter
         Wright Investors' Service Distributors, Inc.
         1000 Lafayette Boulevard
         Bridgeport, Connecticut 06604

         Custodian
         Investors Bank & Trust Company
         200 Clarendon Street
         Boston, Massachusetts 02116

         Transfer and Dividend Disbursing Agent
         First Data Investor Services Group
         Wright Managed Investment Funds
         P.O. Box 5156
         Westborough, Massachusetts 01581-9698

         Independent Auditors
         Deloitte & Touche LLP
         125 Summer Street
         Boston, Massachusetts 02110

         This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.